AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 2003

                                                      REGISTRATION NOS. 33-19423
                                                                        811-5436
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                              SECURITIES ACT OF 1933                         |X|
                            PRE-EFFECTIVE AMENDMENT NO.                      [ ]

                         POST-EFFECTIVE AMENDMENT NO. 39                     |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                        |X|

                                AMENDMENT NO. 40

                        (CHECK APPROPRIATE BOX OR BOXES)
                             ----------------------
                          PHOENIX MULTI-PORTFOLIO FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                             ----------------------
                  101 MUNSON STREET, GREENFIELD, MASSACHUSETTS       01301
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                             ----------------------
                              JOHN R. FLORES, ESQ.
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ----------------------
   It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
   [ ]  on pursuant to paragraph (b)
   |X|  60 days after filing pursuant to paragraph (a)(i)
   [ ]  on                   pursuant to paragraph (a)(i)
   [ ]  75 days after filing pursuant to paragraph (a)(ii)
   [ ]  on            pursuant to paragraph (a)(ii) of Rule 485.
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                          PHOENIX MULTI-PORTFOLIO FUND
                  Cross Reference Sheet Pursuant to Rule 495(a)

                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks........................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                                      PART B
                            INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                     INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM,
                                      SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

     Prospectus

     > July 25, 2003


     Aberdeen

     Phoenix-Aberdeen International Fund

                                            Do you want to stop receiving
                                            prospectuses by mail?

                                            Go to PhoenixInvestments.com, Log in
                                            and sign up for E-Delivery

     -----------
     Duff&Phelps
     -----------

     Phoenix-Duff & Phelps Real Estate Securities Fund




     |Goodwin|

     Phoenix-Goodwin Emerging Markets Bond Fund

     Phoenix-Goodwin Tax-Exempt Bond Fund


                                            Neither the Securities and Exchange
                                            Commission nor any state securities
                                            commission has approved or
                                            disapproved of these securities or
                                            determined if this prospectus is
                                            truthful or complete. Any
                                            representation to the contrary is a
                                            criminal offense.

                                            This prospectus contains important
                                            information that you should know
                                            before investing in Phoenix-Aberdeen
                                            International Fund, Phoenix-Duff &
                                            Phelps Real Estate Securities Fund,
                                            Phoenix-Goodwin Emerging Markets
                                            Bond Fund and Phoenix-Goodwin
                                            Tax-Exempt Bond Fund. Please read it
                                            carefully and retain it for future
                                            reference.

[logo]PHOENIX
      INVESTMENT PARTNERS, LTD.
      A member of The Phoenix Companies, Inc.

        PHOENIX MULTI-PORTFOLIO FUND
--------------------------------------------------------------------------------

        TABLE OF CONTENTS
        Phoenix-Aberdeen International Fund
           Investment Risk and Return Summary............................     1
           Fund Expenses.................................................     4
           Management of the Fund........................................     5
        Phoenix-Duff & Phelps Real Estate Securities Fund
           Investment Risk and Return Summary............................     7
           Fund Expenses.................................................    11
           Management of the Fund........................................    12
        Phoenix-Goodwin Emerging Markets Bond Fund
           Investment Risk and Return Summary............................    14
           Fund Expenses.................................................    19
           Management of the Fund........................................    20
        Phoenix-Goodwin Tax-Exempt Bond Fund
           Investment Risk and Return Summary............................    22
           Fund Expenses.................................................    26
           Management of the Fund........................................    27
        Additional Investment Techniques.................................    28
        Pricing of Fund Shares...........................................    32
        Sales Charges....................................................    33
        Your Account.....................................................    36
        How to Buy Shares................................................    38
        How to Sell Shares...............................................    38
        Things You Should Know When Selling Shares.......................    39
        Account Policies.................................................    40
        Investor Services................................................    42
        Tax Status of Distributions......................................    43
        Financial Highlights.............................................    44

PHOENIX-ABERDEEN INTERNATIONAL FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Aberdeen International Fund has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, at least 80% of the fund's assets are invested in foreign (non-U.S.) issuers located in three or more foreign countries. From time to time, the fund may have more than 25% of its assets invested in any major industrial or developed country.

> The fund invests primarily in common stocks of established foreign companies of any capitalization believed to have potential for growth of capital, income or both. At any time, the fund may invest exclusively or primarily either for growth or income.

> The adviser manages the fund's investment program and general operation of the fund. The subadviser manages the investments of the fund using a top-down regional allocation approach coupled with a bottom-up stock selection process. Country and geographic allocations are based on such economic, monetary and political factors as:

                 o  prospects for relative economic growth among countries;

                 o  expected levels of inflation;

                 o  governmental policies influencing business decisions;

                 o  relative price levels of the various capital markets;

                 o  the outlook for currency relationships; and

                 o  the range of individual investment opportunities available.

> Within the designated country allocations, the subadviser uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


                                           PHOENIX-ABERDEEN INTERNATIONAL FUND 1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

FOREIGN INVESTING
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as:

         o  less publicly available information about foreign countries;

         o  political and economic instability within countries;

         o differences in financial reporting standards and transaction settlement systems;

         o  the possibility of expropriation or confiscatory taxation; and

         o  changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

GROWTH STOCKS
Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

SMALL AND MEDIUM CAPITALIZATION COMPANIES
Companies with smaller capitalizations are often companies with limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


2 PHOENIX-ABERDEEN INTERNATIONAL FUND

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen International Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                CALENDAR YEAR         ANNUAL RETURN (%)
                    1993                   37.61
                    1994                   -0.08
                    1995                    9.68
                    1996                   17.39
                    1997                   10.94
                    1998                   25.90
                    1999                   27.27
                    2000                  -17.44
                    2001                  -25.53
                    2002                  -14.84


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 22.34% (quarter ending March 31, 1998) and the lowest return for a quarter was -21.88% (quarter ending September 30, 2002). Year to date performance through June 30, 2003 was 5.12%.


 ----------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION (2)
 AVERAGE ANNUAL TOTAL RETURNS                                                          --------------------------
 (FOR THE PERIODS ENDING 12/31/02)(1)               1 YEAR      5 YEARS     10 YEARS      CLASS B      CLASS C
 ----------------------------------------------- ------------ ------------ ------------ ------------ ------------
   Class A
 ----------------------------------------------- ------------ ------------ ------------ ------------ ------------
      Return Before Taxes                           -19.73%      -4.59%       4.50%         N/A           N/A
 ----------------------------------------------- ------------ ------------ ------------ ------------ ------------
      Return After Taxes on Distributions (3)       -19.73%      -6.99%       2.24%         N/A           N/A
 ----------------------------------------------- ------------ ------------ ------------ ------------ ------------
      Return After Taxes on Distributions and       -12.12%      -3.56%       3.38%         N/A           N/A
      Sales of Fund Shares(3)
  ----------------------------------------------- ------------ ------------ ------------ ------------ -----------
   Class B
 ----------------------------------------------- ------------ ------------ ------------ ------------ ------------
      Return Before Taxes                           -18.74%      -4.14%        N/A         0.96%          N/A
 ----------------------------------------------- ------------ ------------ ------------ ------------ ------------
   Class C
 ----------------------------------------------- ------------ ------------ ------------ ------------ ------------
      Return Before Taxes                           -15.44%        N/A         N/A          N/A         -10.92%
  ----------------------------------------------- ------------ ------------ ------------ ------------ -----------
   S&P 500 Index(4)                                 -22.10%      -0.56%       9.37%       10.06%         -8.39%
 ----------------------------------------------- ------------ ------------ ------------ ------------ ------------
   Morgan Stanley Capital International EAFE
   Index(5)                                         -15.66%      -2.62%       4.30%        0.60%         -8.46%
 ----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class B Shares since July 15, 1994 and Class C Shares since March 30, 1999.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.
(5) The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock market performance. Index performance does not reflect sales charges.


                                           PHOENIX-ABERDEEN INTERNATIONAL FUND 3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                               -------           -------           -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                    5.75%             None              None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None              5%(a)             1%(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends      None              None              None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                               -------           -------           -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%             0.75%             0.75%
Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%             1.00%
Other Expenses                                                  0.90%             0.90%             0.90%
                                                                -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.90%             2.65%             2.65%
                                                                =====             =====             =====
------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4 PHOENIX-ABERDEEN INTERNATIONAL FUND

-------------------------------------------------------------------------------
   CLASS          1 YEAR          3 YEARS        5 YEARS         10 YEARS
--------------- ------------- --------------- ------------- -------------------
   Class A         $757           $1,138          $1,542          $2,669
--------------- ------------- --------------- ------------- -------------------
   Class B         $668           $1,023          $1,405          $2,802
--------------- ------------- --------------- ------------- -------------------
   Class C         $368            $823           $1,405          $2,983
----------------------------------------------------------- -------------------

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------------
   CLASS          1 YEAR          3 YEARS        5 YEARS         10 YEARS
--------------- ------------- --------------- ------------- -------------------
   Class B         $268            $823           $1,405          $2,802
--------------- ------------- --------------- ------------- -------------------
   Class C         $268            $823           $1,405          $2,983
-------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of June 30, 2003, Phoenix had $23.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Aberdeen Fund Managers, Inc. ("Aberdeen") is the subadviser to the fund and is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of March 31, 2003, Aberdeen Asset Management PLC had $31.5 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Aberdeen, as subadviser, is responsible for day-to-day management of the fund's portfolio. Aberdeen manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


                                           PHOENIX-ABERDEEN INTERNATIONAL FUND 5

--------------------------------------------------------------------------------
                                           $1+ billion
                      $1st billion      through $2 billion      $2+ billion
--------------------------------------------------------------------------------
   Management Fee         0.75%               0.70%                0.65%
--------------------------------------------------------------------------------

Phoenix pays Aberdeen a subadvisory fee at the following rates:

--------------------------------------------------------------------------------
                                           $1+ billion
                      $1st billion      through $2 billion      $2+ billion
--------------------------------------------------------------------------------
   Subadvisory Fee       0.375%               0.35%               0.325%
--------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $556,228. The ratio of management fees to average net assets for the fiscal year ended November 30, 2002 was 0.75%.

PORTFOLIO MANAGEMENT
Aberdeen's senior strategy committee determines and monitors the fund's regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the fund's portfolio.


6 PHOENIX-ABERDEEN INTERNATIONAL FUND

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Duff & Phelps Real Estate Securities Fund has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, the fund invests 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The fund, however, does not make direct investments in real estate. The fund's policy of investing 80% of its assets in real estate related securities may be changed only upon 60 days' written notice to shareholders.

> The fund will concentrate its assets in the real estate industry. The fund is non-diversified under federal securities laws.

> The fund intends to invest principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The fund may also invest in mortgage REITs. Mortgage REITs make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools.

> The adviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the adviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

> Securities are evaluated for sale if their market value exceeds the adviser's estimated value, its financial performance is expected to decline or if the adviser believes the security's issuer fails to adjust its strategy to the real estate market cycle.

Temporary Defensive Strategy: When the adviser believes there are extraordinary risks associated with investment in real estate market securities, the fund may invest up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates


                             PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND 7
of deposits and bankers' acceptances. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

NON-DIVERSIFICATION
As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REAL ESTATE INDUSTRY CONCENTRATION
Concentrating its investments in the real estate industry presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions that negatively impact the real estate industry will have a greater impact on this fund as compared to a fund that does not concentrate in one industry.

The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operated. A decline in real estate value may have a negative impact on the value of your shares.

Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.


8 PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

REIT SECURITIES
REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are heavily dependent on cash flow from properties and, at times, the market price of a REIT's securities may be less than the value of the underlying real estate investment which may result in a lower price when the fund sells its shares in the REIT. REITs may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the 1940 Act. Assets invested in REITs incur a layering of expenses paid by the REIT that you, as a shareholder in the fund, indirectly bear.


                             PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND 9

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Duff & Phelps Real Estate Securities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

              CALENDAR YEAR               ANNUAL RETURN (%)
                  1996                         32.77
                  1997                         21.83
                  1998                        -20.11
                  1999                          4.12
                  2000                         31.96
                  2001                          6.17
                  2002                         11.36




(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 17.60% (quarter ending December 31, 1996) and the lowest return for a quarter was -12.15% (quarter ending September 30, 2002). Year to date performance through June 30, 2003 was 13.06%.

-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/02)(1)                                 1 YEAR       5 YEARS      SINCE INCEPTION(2)
---------------------------------------------------------------- ------------- ------------- --------------------
Class A
---------------------------------------------------------------- ------------- ------------- --------------------
   Return Before Taxes                                               4.95%         4.11%            11.38%
---------------------------------------------------------------- ------------- ------------- --------------------
   Return After Taxes on Distributions(3)                            3.27%         2.22%             9.09%
---------------------------------------------------------------- ------------- ------------- --------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares(3)                                            3.18%         2.36%             8.33%
---------------------------------------------------------------- ------------- ------------- --------------------
Class B
---------------------------------------------------------------- ------------- ------------- --------------------
   Return Before Taxes                                               6.54%         4.57%            11.39%
---------------------------------------------------------------- ------------- ------------- --------------------
S&P 500 Index(4)                                                    -22.10%       -0.56%             9.72%
---------------------------------------------------------------- ------------- ------------- --------------------
NAREIT Index(5)                                                      3.81%         3.30%            10.57%
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.
(2) Since March 1, 1995.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.
(5) The National Association of Real Estate Investment Trust (NAREIT) Index is an unmanaged, commonly used measure of REIT performance. Index performance does not reflect sales charges.

Class C Shares have been in existence only since the date of this prospectus, therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


10 PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B            CLASS C
                                                                SHARES            SHARES             SHARES
                                                                -------          -------            -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%              None              None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None               5%(b)             1%(c)
Maximum Sales Charge (load) Imposed on Reinvested Dividends     None               None              None
Redemption Fee                                                  None               None              None
Exchange Fee                                                    None               None              None
                                                         ---------------------------------------------------------
                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES             SHARES             SHARES
                                                               -------           -------            -------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%             0.75%              0.75%
Distribution and Service (12b-1) Fees(d)                        0.25%             1.00%              1.00%
Other Expenses                                                  0.61%             0.61%              0.61%(e)
                                                                -----             -----              -----
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                         1.61%             2.36%              2.36%(e)
                                                                =====             =====              =====
-------------------------

(a) The fund's investment adviser has agreed to reimburse through March 31, 2004 the Phoenix-Duff & Phelps Real Estate Securities Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.30% for each Class of Shares. Actual Total Annual Fund Operating Expenses after expense reimbursement were 1.30% for Class A Shares and 2.05% for Class B Shares.
(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").
(e) Estimated. Class C Shares have been offered only since the date of this prospectus.

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND 11

-------------------------------------------------------------------------------
   CLASS            1 YEAR       3 YEARS        5 YEARS          10 YEARS
----------------- ------------- ------------ --------------- ------------------
   Class A           $729         $1,054        $1,401            $2,376
----------------- ------------- ------------ --------------- ------------------
   Class B           $639          $936         $1,260            $2,510
----------------- ------------- ------------ --------------- ------------------
   Class C           $339          $736         $1,260            $2,696
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------------
   CLASS            1 YEAR       3 YEARS       5 YEARS           10 YEARS
----------------- ------------- ------------ --------------- ------------------
   Class B           $239         $736          $1,260            $2,510
----------------- ------------- ------------ --------------- ------------------
   Class C           $239         $736          $1,260            $2,696
-------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER

Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps acts as investment adviser to eight mutual funds and as adviser to institutional clients. As of June 30, 2003, Duff & Phelps had approximately $5 billion in assets under management on a discretionary basis.


Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


-------------------------------------------------------------------------------------------------
                         $1st billion      $1+ billion through $2 billion      $2+ billion
-------------------------------------------------------------------------------------------------
   Management Fee           0.75%                      0.70%                      0.65%
-------------------------------------------------------------------------------------------------

12 PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

During the fund's last fiscal year, the fund paid total management fees of $348,461. The ratio of management fees to average net assets for the fiscal year ended November 30, 2002 was 0.75%.

The adviser has voluntarily agreed to assume operating expenses of the fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until March 31, 2004, to the extent that such expenses exceed 0.30% of the average annual net asset values of the fund.

PORTFOLIO MANAGEMENT
Michael Schatt is responsible for managing the assets of the fund. Mr. Schatt has been a Senior Vice President of Duff & Phelps since 1994. His responsibilities include serving as Portfolio Manager of the fund, the Real Estate Securities Series of The Phoenix Edge Series Fund, and managing the real estate investment securities of DNP Select Income Inc. Previously, he served as Director of the Real Estate Advisory Practice for PricewaterhouseCoopers LLP and has over 20 years experience in the real estate industry.


                            PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND 13

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Goodwin Emerging Markets Bond Fund has an investment objective of high current income and a secondary objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, the fund invests at least 80% of its assets in emerging market bonds, which are debt obligations of emerging markets issuers. An issuer is deemed to be an emerging markets issuer if it is organized under the laws of an emerging market country, its principal securities trading market is in an emerging market country, or at least 50% of its assets, gross revenue or profit, at the time of investment, has been derived from emerging market country activities. The adviser considers emerging markets to be any country that is defined as an emerging or developing economy by the World Bank, International Finance Corporation, or The United Nations or its authorities. The fund's policy of investing 80% of its assets in emerging markets bonds may be changed only upon 60 days' written notice to shareholders.

> The fund is non-diversified under federal securities laws. Generally, the fund invests in issuers in three or more countries. However, it may concentrate more than 25% of its assets in issuers of a single country.

> Fund investments are predominantly in high yield-high risk debt securities ("junk bonds"). To reduce currency risk, the fund intends to invest primarily in U.S. dollar denominated debt securities.

> The Fund may invest in equity securities of any capitalization and may enter into credit default, interest rate, total return and cross currency swap agreements.

> The adviser selects securities and countries for investment that it believes have strong fundamentals such as cash flow and economic stability. Securities may be evaluated for sale if the security underperforms based on original expectations or if there are changes in the original fundamentals.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the JP Morgan Emerging Markets Bond Index Plus. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration


14 PHOENIX-GOODWIN EMERGING MARKETS BOND FUND and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On June 30, 2003 the modified adjusted duration of the JP Morgan Emerging Markets Bond Index Plus was
         5.79 years.

>        Securities selected for portfolio investment may be of any maturity.
         However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On June 30, 2003 the maturity of the JP Morgan Emerging Markets Bond Index Plus was 12.5 years.


Temporary Defensive Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may invest without limit in U.S. debt securities, including short-term money market instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

Risks Related to Principal Investment Strategies
If you invest in this fund, you risk losing your investment.

GENERAL
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the time of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

EMERGING MARKET INVESTING
Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors and some developing countries may limit the


                                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND 15
extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect."

EQUITY SECURITIES

Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. Companies with smaller capitalizations may also be subject to greater performance volatility due to the potential impact of cultural, economic, regulatory or technology developments. Equity investments in emerging markets countries are subject to the risks described under "Emerging Market Investing" and "Foreign Investing" in this section.


FOREIGN INVESTING
Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK SECURITIES
High yield-high risk securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

16 PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

LONG-TERM MATURITIES
Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

NON-DIVERSIFICATION
As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

SWAP AGREEMENTS
Swap agreements generally involve greater risks than traditional forms of investments. In addition to being subject to general market and credit risk, swap agreements may be less liquid than other types of investments and have counter-party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations under the contract). Furthermore, swap agreements are more dependent upon the adviser's ability to correctly predict the movement of the underlying asset, index or rate.


                                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND 17

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Emerging Markets Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                    CALENDAR YEAR         ANNUAL RETURN (%)
                        1996                    54.44
                        1997                    13.73
                        1998                   -32.88
                        1999                    40.44
                        2000                     1.12
                        2001                     5.57
                        2002                    12.05


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.84% (quarter ending December 31, 1998) and the lowest return for a quarter was -35.96% (quarter ending September 30, 1998). Year to date performance through June 30, 2003 was 19.22%.


---------------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION(2)
AVERAGE ANNUAL TOTAL RETURNS                                               ------------------------------------
(FOR THE PERIODS ENDED 12/31/02)(1)                   1 YEAR     5 YEARS     CLASS A      CLASS B     CLASS C
---------------------------------------------------- ---------- ---------- ----------- ------------ -----------
Class A
---------------------------------------------------- ---------- ---------- ----------- ------------ -----------
  Return Before Taxes                                  6.73%      1.38%      10.53%        N/A         N/A
---------------------------------------------------- ---------- ---------- ----------- ------------ -----------
  Return After Taxes on Distributions(3)               3.57%     -3.30%      4.21%         N/A         N/A
---------------------------------------------------- ---------- ---------- ----------- ------------ -----------
  Return After Taxes on Distributions and
  Sale of Fund Shares(3)                               4.05%     -1.40%      5.27%         N/A         N/A
---------------------------------------------------- ---------- ---------- ----------- ------------ -----------
Class B
---------------------------------------------------- ---------- ---------- ----------- ------------ -----------
  Return Before Taxes                                  7.12%      1.58%       N/A        10.40%        N/A
---------------------------------------------------- ---------- ---------- ----------- ------------ -----------
Class C
---------------------------------------------------- ---------- ---------- ----------- ------------ -----------
  Return Before Taxes                                 11.04%       N/A        N/A          N/A        0.08%
---------------------------------------------------- ---------- ---------- ----------- ------------ -----------
Lehman Brothers Aggregate Bond Index(4)               10.26%      7.55%      7.62%(6)     7.62%(6)    7.60%(7)
---------------------------------------------------- ---------- ---------- ----------- ------------ -----------
JP Morgan Emerging Markets Bond Index Plus(5)         14.23%      7.18%     13.40%       13.40%       6.38%
---------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class A Shares and Class B Shares since September 5, 1995; Class C Shares since March 26, 1998.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.
(5) The JP Morgan Emerging Markets Bond Index is an unmanaged, commonly used measure of emerging-market debt total return performance. Index performance does not reflect sales charges.
(6) Index performance since September 29, 1995.
(7) Index performance since March 31, 1998.


18 PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                               -------           -------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                    4.75%             None              None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None              5%(a)             1%(b)
Maximum Sales Charge (load) Imposed on Reinvested                                  None              None
Dividends                                                        None
Redemption Fee                                                   None              None              None
Exchange Fee                                                     None              None              None
                                                          ----------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                               -------           -------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%             0.75%             0.75%
Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%             1.00%
Other Expenses                                                  0.58%             0.58%             0.58%
                                                                -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.58%             2.33%             2.33%
                                                                =====             =====             =====
----------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND 19

--------------------------------------------------------------------------------
   CLASS            1 YEAR        3 YEARS          5 YEARS         10 YEARS
----------------- ------------- -------------- -------------- ------------------
   Class A           $628           $950            $1,295          $2,264
----------------- ------------- -------------- -------------- ------------------
   Class B           $636           $927            $1,245          $2,479
----------------- ------------- -------------- -------------- ------------------
   Class C           $336           $727            $1,245          $2,666
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS            1 YEAR        3 YEARS          5 YEARS         10 YEARS
----------------- ------------- -------------- -------------- ------------------
   Class B           $236          $727             $1,245          $2,479
----------------- ------------- -------------- -------------- ------------------
   Class C           $236          $727             $1,245          $2,666
--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of June 30, 2003, Phoenix had $23.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

------------------------------------------------------------------------------------------------
                        $1st billion      $1+ billion through $2 billion      $2+ billion
------------------------------------------------------------------------------------------------
   Management Fee          0.75%                      0.70%                      0.65%
------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $642,783. The ratio of management fees to average net assets for the fiscal year ended November 30, 2002 was 0.75%.


20 PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

PORTFOLIO MANAGEMENT
Peter S. Lannigan is the Portfolio Manager of the fund and as such is primarily responsible for the day-to-day management of the fund. Mr. Lannigan served as Co-Manager of the fund from April 1995 until November 1996. Mr. Lannigan served as a Vice President of Phoenix between May 1995 and September 1996, as Director, Fixed Income Research between 1996-1997, and presently, he is a Managing Director, Fixed Income. From 1993 until 1995, he was a Director, Fixed Income Research for Phoenix Life Insurance Company.


                                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND 21

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Goodwin Tax-Exempt Bond Fund has an investment objective of producing as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, and as a matter of fundamental policy, the fund invests at least 80% of its assets in municipal bonds, the income of which is fully exempt from federal taxation. "Municipal bonds" are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies and instrumentalities, and certain industrial development bonds, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income taxation.

> The fund may, from time to time, concentrate its assets in a particular segment of the municipal securities market.

> Municipal securities selected for investment have, at the time of investment, credit ratings within the four highest rating categories, or, if unrated, are of comparable quality in the adviser's opinion. The fund may continue to hold securities whose credit rating drops below investment grade.

> Securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investment in various sectors (such as water and sewer, education, transportation and electrical utilities) and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values and geographic opportunities. Securities within sectors are selected based on the structure of the security, such as the coupon rate, calls, and maturity, and the adviser's belief that the security offers potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Municipal Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict


22 PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
         future interest rate changes. On June 30, 2003 the modified adjusted duration of the Lehman Brothers Municipal Bond Index was 7.94 years.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On June 30, 2003 the maturity of the Lehman Brothers Municipal Bond Index was 13.84 years.


Temporary Defensive Strategy: The fund may invest all of its assets in U.S. Government obligations, high investment grade corporate debt securities, high investment grade commercial paper, certificates of deposit and repurchase agreements with banks, brokers and dealers considered by the fund to be trustworthy for temporary defensive purposes. When this allocation happens, the fund may not achieve its stated objective.

Please refer to "Additional Investment Techniques" for taxable securities in which the fund may invest, as well as other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


                                         PHOENIX-GOODWIN TAX-EXEMPT BOND FUND 23

LONG-TERM MATURITIES
Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MUNICIPAL SECURITIES
Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

MUNICIPAL SECURITIES SEGMENT CONCENTRATION
Concentration in a particular segment of the municipal securities market may subject the fund to additional risks. Securities in other segments may provide greater investment return in certain market conditions, and conditions which negatively impact the concentrated segment will have a greater impact on this fund as compared to a fund which does not concentrate in one segment.


24 PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Tax-Exempt Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                  CALENDAR YEAR             ANNUAL RETURN (%)
                      1993                         13.44
                      1994                         -7.41
                      1995                         18.21
                      1996                          3.05
                      1997                          8.33
                      1998                          3.10
                      1999                         -3.65
                      2000                         11.35
                      2001                          3.54
                      2002                          9.50


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 8.07% (quarter ending March 31, 1995) and the lowest return for a quarter was -6.00% (quarter ending March 31, 1994). Year to date performance through June 30, 2003 was 3.52%.


------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION(2)
AVERAGE ANNUAL TOTAL RETURNS                                                                   -------------------
(FOR THE PERIODS ENDED 12/31/02)(1)                   1 YEAR         5 YEARS       10 YEARS           CLASS B
-------------------------------------------------- -------------- -------------- ------------- -------------------
Class A
-------------------------------------------------- -------------- -------------- ------------- -------------------
  Return Before Taxes                                   4.30%          3.62%         5.17%             N/A
-------------------------------------------------- -------------- -------------- ------------- -------------------
  Return After Taxes on Distributions(3)                4.28%          3.50%         5.02%             N/A
-------------------------------------------------- -------------- -------------- ------------- -------------------
  Return After Taxes on Distributions and
  Sale of Fund Shares(3)                                4.20%          3.67%         5.03%             N/A
-------------------------------------------------- -------------- -------------- ------------- -------------------
Class B
-------------------------------------------------- -------------- -------------- ------------- -------------------
  Return Before Taxes                                   4.71%          3.87%          N/A             4.64%
-------------------------------------------------- -------------- -------------- ------------- -------------------
Lehman Brothers Aggregate Bond Index(4)                10.26%          7.55%         7.51%           7.45%(6)
-------------------------------------------------- -------------- -------------- ------------- -------------------
Lehman Brothers Municipal Bond Index(5)                 9.61%          6.06%         6.71%           6.40%(6)
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.
(2) Since March 16, 1994.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.
(5) The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade tax-exempt municipal bond total return performance. Index performance does not reflect sales charges.
(6) Index performance since February 28, 1994.


                                         PHOENIX-GOODWIN TAX-EXEMPT BOND FUND 25

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                     SHARES                     SHARES
                                                                    -------                    -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                        5%(a)
Maximum Sales Charge (load) Imposed on Reinvested Dividends          None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          -------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                      SHARES
                                                                    -------                    -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.45%                      0.45%
Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%
Other Expenses                                                       0.39%                      0.39%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.09%                      1.84%
                                                                     =====                      =====
------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
----------------- ------------- ---------------- ------------- -----------------
   Class A           $581            $805            $1,047         $1,741
----------------- ------------- ---------------- ------------- -----------------
   Class B           $587            $779             $995          $1,962
--------------------------------------------------------------------------------


26 PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------- ---------------- -------------- --------------- ----------------
   Class B           $187            $579             $995           $1,962
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of June 30, 2003, Phoenix had $23.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

------------------------------------------------------------------------------------------------
                        $1st billion      $1+ billion through $2 billion      $2+ billion
------------------------------------------------------------------------------------------------
   Management Fee          0.45%                      0.40%                      0.35%
------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $363,804. The ratio of management fees to average net assets for the fiscal year ended November 30, 2002 was 0.45%.

PORTFOLIO MANAGEMENT
Timothy Heaney has served as Portfolio Manager of the fund since September 1997 and, as such, is primarily responsible for the day-to-day management of the fund. Mr. Heaney is also the Portfolio Manager of Phoenix-Goodwin California Tax-Exempt Bond Fund and, from March 1996 to September 1997, he served as Co-Manager. Mr. Heaney is Vice President of the fund and served as Director, Fixed Income Research of Phoenix from 1996 to 1998. Since 1998, he is Managing Director, Fixed Income of Phoenix. From 1995 to 1996, he was an Investment Analyst with Phoenix, and, from 1992 to 1994, he was an Investment Analyst with Phoenix Life Insurance Company. Mr. Heaney earned the right to use the Chartered Financial Analyst designation in 1995.


                                         PHOENIX-GOODWIN TAX-EXEMPT BOND FUND 27

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Aberdeen International Fund ("International"), Phoenix-Duff & Phelps Real Estate Securities Fund ("Real Estate"), Phoenix-Goodwin Emerging Markets Bond Fund ("Emerging Markets") and Phoenix-Goodwin Tax-Exempt Bond Fund ("Tax-Exempt") may engage in the following investment techniques as indicated:

BORROWING
Each fund may obtain fixed interest rate loans from banks. If the securities purchased with such borrowed money decreases in value or does not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.

BRADY BONDS
Emerging Markets may invest in Brady Bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults making the bonds speculative in nature.

CMOs, REMICs AND OTHER PASS-THROUGH SECURITIES
Real Estate may invest in mortgaged-backed securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

CONVERTIBLE SECURITIES
International and Real Estate may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks, but lower yields than comparable nonconvertible securities.


28 PHOENIX MULTI-PORTFOLIO FUND

DEBT SECURITIES
In addition to common stocks, International may invest in any other type of securities, including preferred stocks, convertible securities, bonds, notes and debt securities of any maturity and credit quality subject to such limitations as are included in the fund's prospectus and statement of additional information.

Emerging Markets may invest in securities other than emerging market debt obligations of any maturity, such as debt securities and money market instruments issued by corporations and governments based in developed markets.

Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

DEPOSITORY RECEIPTS
International may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs), and ADRs not sponsored by U.S. banks. While investment in ADRs and EDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs, and ADRs which are not sponsored by U.S. banks, are subject to the same investment risks as foreign securities.

DERIVATIVES
The funds, except Real Estate, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designated to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.


                                                 PHOENIX MULTI-PORTFOLIO FUND 29

EMERGING MARKET INVESTING
International may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

HIGH YIELD-HIGH RISK SECURITIES
International may invest in high yield-high risk securities. High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated.

ILLIQUID SECURITIES
The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

MUTUAL FUND INVESTING
International may invest in shares of other mutual funds. Emerging Markets may invest in shares of closed-end investment companies that invest primarily in emerging market debt securities. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

NON-PERFORMING SECURITIES
Emerging Markets may invest in non-performing securities whose quality is comparable to securities rated as low as D by Standard & Poor's or C by Moody's.

SECURITIES LENDING
Each fund, except Real Estate, may loan portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


30 PHOENIX MULTI-PORTFOLIO FUND

SHORT-TERM INVESTMENTS
Real Estate may invest in short-term securities, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.

Emerging Markets may invest in money market instruments issued by corporations and governments based in developed markets.

TAXABLE SECURITIES
Tax-Exempt may, to a limited extent, invest in taxable debt securities, including private activity industrial development bonds and corporate bonds having credit ratings at the time of investment within the four highest rating categories, commercial paper, certificates of deposit, repurchase agreements, and obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities. The fund may continue to hold securities whose credit rating drops below investment grade.

UNRATED FIXED INCOME SECURITIES
The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult to accurately predict risk.

U.S. AND FOREIGN GOVERNMENT OBLIGATIONS
International may invest in obligations of U.S. and foreign governments and their political subdivisions. Government obligations are not guaranteed to make the value of your shares rise. Foreign obligations are subject to foreign investing risks.

VARIABLE AND FLOATING RATE SECURITIES
Tax-Exempt and Emerging Markets may invest in securities with variable and floating rates. Securities with variable and floating rates are more susceptible to interest rate fluctuations and it is more difficult for the adviser to assess their potential return.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Tax-Exempt and Emerging Markets may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON BONDS
Emerging Markets and Tax-Exempt may invest in debt obligations that do not make any interest or principal payments for a specified time. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and


                                                 PHOENIX MULTI-PORTFOLIO FUND 31
may require the fund to make distributions from other sources since the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of the fund.


Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are traded, or if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.


32 PHOENIX MULTI-PORTFOLIO FUND

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?
Presently, two classes of shares are offered of the Tax-Exempt Bond Fund and three classes of shares are offered of the International Fund, the Emerging Markets Bond Fund and the Real Estate Securities Fund. Each class of shares has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your sales representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver


                                                 PHOENIX MULTI-PORTFOLIO FUND 33
of sales charges. For instance, you may be entitled to a discount in sales charges on Class A Shares if you purchase more than the break point amounts described below. Please be sure that you fully understand these choices before investing.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the International Fund and the Real Estate Securities Fund and 4.75% of the offering price (4.99% of the amount invested) for the Emerging Markets Bond Fund and Tax-Exempt Bond Fund. The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. (International Fund, Emerging Markets Bond Fund and Real Estate Securities Fund only.) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").


34 PHOENIX MULTI-PORTFOLIO FUND

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

EMERGING MARKETS BOND FUND AND TAX-EXEMPT BOND FUND




                                               SALES CHARGE AS
                                               A PERCENTAGE OF
                              --------------------------------------------------
AMOUNT OF                                                        NET
TRANSACTION                            OFFERING                 AMOUNT
AT OFFERING PRICE                       PRICE                  INVESTED
--------------------------------------------------------------------------------
Under $50,000                            4.75%                   4.99%
$50,000 but under $100,000               4.50                    4.71
$100,000 but under $250,000              3.50                    3.63
$250,000 but under $500,000              2.75                    2.83
$500,000 but under $1,000,000            2.00                    2.04
$1,000,000 or more                       None                    None

INTERNATIONAL FUND AND REAL ESTATE SECURITIES FUND

                                               SALES CHARGE AS
                                               A PERCENTAGE OF
                              --------------------------------------------------
AMOUNT OF                                                        NET
TRANSACTION                            OFFERING                 AMOUNT
AT OFFERING PRICE                       PRICE                  INVESTED
--------------------------------------------------------------------------------
Under $50,000                            5.75%                   6.10%
$50,000 but under $100,000               4.75                    4.99
$100,000 but under $250,000              3.75                    3.90
$250,000 but under $500,000              2.75                    2.83
$500,000 but under $1,000,000            2.00                    2.04
$1,000,000 or more                       None                    None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES
Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR           1           2          3           4            5             6+
--------------------------------------------------------------------------------
CDSC           5%          4%         3%          2%           2%            0%


                                                 PHOENIX MULTI-PORTFOLIO FUND 35

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
(INTERNATIONAL FUND, EMERGING MARKETS BOND FUND AND REAL ESTATE SECURITIES FUND)

YEAR           1           2+
--------------------------------------------------------------------------------
CDSC           1%          0%


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds.

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.


36 PHOENIX MULTI-PORTFOLIO FUND

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.
Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


                                                 PHOENIX MULTI-PORTFOLIO FUND 37

HOW TO BUY SHARES
--------------------------------------------------------------------------------

 ----------------------------------- ----------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
 ----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
 ----------------------------------- ----------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------- ----------------------------------------------------------------------------
 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.
 ----------------------------------- ----------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------- ----------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


38 PHOENIX MULTI-PORTFOLIO FUND

------------------------------------ -----------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------
By Check (Tax-Exempt Bond Fund and   If you selected the checkwriting feature, you may write checks for amounts
Bond Fund only)                      Emerging Markets of $500 or more. Checks may not be used to close an account.
------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL
> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:


                                                 PHOENIX MULTI-PORTFOLIO FUND 39

       Send a clear letter of instructions if all of these apply:

       o The proceeds do not exceed $50,000.

       o The proceeds are payable to the registered owner at the address on record.

       Send a clear letter of instructions with a signature guarantee when any of these apply:

       o You are selling more than $50,000 worth of shares.

       o The name or address on the account has changed within the last 30 days.

       o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE
For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


40 PHOENIX MULTI-PORTFOLIO FUND

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES
You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.


         o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangable for Class T Shares of those funds offering them. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily suspend or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.


                                                 PHOENIX MULTI-PORTFOLIO FUND 41

RETIREMENT PLANS
Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


42 PHOENIX MULTI-PORTFOLIO FUND

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                               DIVIDEND PAID
--------------------------------------- ----------------------------------------
   International Fund                                  Semiannually
--------------------------------------- ----------------------------------------
   Real Estate Securities Fund                          Quarterly
--------------------------------------- ----------------------------------------
   Emerging Markets Bond Fund                            Monthly
--------------------------------------- ----------------------------------------
   Tax-Exempt Bond Fund                                  Monthly
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The Tax-Exempt Bond Fund intends to distribute tax-exempt income.

The Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax-Exempt Bond Fund may be taxable.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                                 PHOENIX MULTI-PORTFOLIO FUND 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance for the last five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

Class C of the Real Estate Securities Fund is a new class of shares and, as such, has no financial performance to report as of the effective date of this prospectus.

PHOENIX-ABERDEEN INTERNATIONAL FUND

                                                                                 CLASS A
                                             ---------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED
                                                 5/31/03                       YEAR ENDED NOVEMBER 30,
                                               (UNAUDITED)      2002         2001        2000        1999         1998
                                               -----------     ------       ------      ------      ------       ------
 Net asset value, beginning of period            $ 7.11        $ 7.92       $11.39      $15.33      $15.98       $13.89
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                0.07          0.02        (0.01)      (0.03)       0.04         0.06
    Net realized and unrealized gain (loss)       (0.18)        (0.83)       (2.45)      (1.35)       2.49         3.27
                                                 ------        ------       ------      ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS            (0.11)        (0.81)       (2.46)      (1.38)       2.53         3.33
                                                 ------        ------       ------      ------       ------      ------
 LESS DISTRIBUTIONS
    Dividends from net investment income             --            --           --       (0.13)      (0.07)          --
    Dividends from net realized gains                --            --        (1.01)      (2.43)       (3.11)      (1.24)
                                                 ------        ------       ------      ------       ------      ------
      TOTAL DISTRIBUTIONS                            --            --        (1.01)      (2.56)       (3.18)      (1.24)
                                                 ------        ------       ------      ------       ------      ------
 Change in net asset value                        (0.11)        (0.81)       (3.47)      (3.94)       (0.65)       2.09
                                                 ------        ------       ------      ------       ------      ------
 NET ASSET VALUE, END OF PERIOD                  $ 7.00        $ 7.11       $ 7.92      $11.39       $15.33      $15.98
                                                 ======        ======       ======      ======       ======      ======
 Total return(2)                                  (1.55)%(4)   (10.23)%     (23.67)%    (11.96)%      19.22%      26.17%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)          $49,499       $52,234      $73,833    $115,219     $151,016    $171,463
 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                             2.03%(3)      1.90%        1.81%       1.65%        1.53%       1.37%
    Net investment income (loss)                   2.03%(3)      0.19%       (0.10)%     (0.18)%       0.27%       0.40%
 Portfolio turnover                                  17%(4)        33%          76%         86%          77%        104%
 -------------------------------


 (1) Computed using average shares outstanding.
 (2) Maximum sales charges are not reflected in the total return calculation.
 (3) Annualized.
 (4) Not annualized.


44 PHOENIX MULTI-PORTFOLIO FUND

--------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL FUND

                                                                                CLASS B
                                             ---------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED
                                                 5/31/03                       YEAR ENDED NOVEMBER 30,
                                               (UNAUDITED)      2002        2001        2000         1999        1998
                                               -----------     ------      ------      ------       ------      ------
Net asset value, beginning of period             $ 6.60        $ 7.40      $10.78      $14.64       $15.44      $13.56
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                0.04         (0.04)      (0.08)      (0.13)       (0.07)      (0.05)
   Net realized and unrealized gain (loss)        (0.17)        (0.76)      (2.29)      (1.27)        2.40        3.17
                                                 ------        ------      ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS             (0.13)        (0.80)      (2.37)      (1.40)        2.33        3.12
                                                 ------        ------      ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income              --            --          --       (0.03)       (0.02)         --
   Dividends from net realized gains                 --            --       (1.01)      (2.43)       (3.11)      (1.24)
                                                 ------        ------      ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                             --            --       (1.01)      (2.46)       (3.13)      (1.24)
                                                 ------        ------      ------      ------       ------      ------
Change in net asset value                         (0.13)        (0.80)      (3.38)      (3.86)       (0.80)       1.88
                                                 ------        ------      ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                   $ 6.47        $ 6.60      $ 7.40      $10.78       $14.64      $15.44
                                                 ======        ======      ======      ======       ======      ======
Total return(2)                                   (1.97)%(4)   (10.81)%    (24.24)%    (12.67)%      18.45%      25.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $7,400        $8,562     $12,047     $19,922      $23,694     $17,315
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.78%(3)      2.65%       2.56%       2.40%        2.29%       2.11%
   Net investment income (loss)                    1.17%(3)     (0.56)%     (0.85)%     (0.93)%      (0.51)%     (0.34)%
Portfolio turnover                                   17%(4)        33%         76%         86%          77%        104%



                                                                          CLASS C
                                             -------------------------------------------------------------------
                                               SIX MONTHS                                             FROM
                                                  ENDED                                             INCEPTION
                                                 5/31/03           YEAR ENDED NOVEMBER 30,          3/30/99 TO
                                               (UNAUDITED)      2002        2001         2000          1999
                                               -----------     ------     --------     --------     ----------
Net asset value, beginning of period             $ 6.56        $ 7.37      $10.74       $14.65       $12.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                0.03         (0.04)      (0.07)       (0.13)       (0.08)
   Net realized and unrealized gain (loss)        (0.15)        (0.77)      (2.29)       (1.26)        1.93
                                                 ------        ------      ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS             (0.12)        (0.81)      (2.36)       (1.39)        1.85
                                                 ------        ------      ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income              --            --          --        (0.09)       (0.02)
   Dividends from net realized gains                 --            --       (1.01)       (2.43)          --
                                                 ------        ------      ------       ------       ------
     TOTAL DISTRIBUTIONS                             --            --       (1.01)       (2.52)       (0.02)
                                                 ------        ------      ------       ------       ------
Change in net asset value                         (0.12)        (0.81)      (3.37)       (3.91)        1.83
                                                 ------        ------      ------       ------       ------
NET ASSET VALUE, END OF PERIOD                   $ 6.44        $ 6.56      $ 7.37       $10.74       $14.65
                                                 ======        ======      ======       ======       ======
Total return(2)                                   (1.83)%      (10.99)%    (24.23)%     (12.63)%      14.41%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $915        $1,017      $1,446       $2,037       $1,137
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.78%(3)      2.65%       2.56%        2.40%        2.30%(3)
   Net investment income (loss)                    1.14%(3)     (0.56)%     (0.81)%      (0.90)%      (0.85)%(3)
Portfolio turnover                                   17%(4)        33%         76%          86%          77%(4)
-------------------------------

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.



                                                 PHOENIX MULTI-PORTFOLIO FUND 45

--------------------------------------------------------------------------------
PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                                                               CLASS A
                                           ---------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                               5/31/03                       YEAR ENDED NOVEMBER 30,
                                             (UNAUDITED)      2002        2001         2000        1999         1998
                                             -----------     ------      ------       ------      ------       ------
Net asset value, beginning of period           $15.59        $15.23      $14.42       $11.11      $12.25       $16.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                         0.40(2)       0.69(2)     0.58(2)      0.53        0.51(2)      0.55(2)
   Net realized and unrealized gain (loss)       1.42          1.04        0.81         3.26       (1.07)       (3.18)
                                               ------        ------      ------       ------      ------       ------
    TOTAL FROM INVESTMENT OPERATIONS             1.82          1.73        1.39         3.79       (0.56)       (2.63)
                                               ------        ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.29)        (0.68)      (0.58)       (0.48)      (0.58)       (0.44)
   Dividends from net realized gains            (0.12)        (0.69)         --           --          --        (1.07)
                                               ------        ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                        (0.41)        (1.37)      (0.58)       (0.48)      (0.58)       (1.51)
                                               ------        ------      ------       ------      ------       ------
Change in net asset value                        1.41          0.36        0.81         3.31       (1.14)       (4.14)
                                               ------        ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                 $17.00        $15.59      $15.23       $14.42      $11.11       $12.25
                                               ======        ======      ======       ======      ======       ======
Total return(1)                                 11.96%(7)     12.05%       9.85%       35.14%      (4.69)%     (17.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $136,146       $51,440     $22,108      $22,207     $17,014      $24,686
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                         1.30%(5)(6)   1.30%       1.30%(5)     1.30%       1.30%        1.31%
   Net investment income                         5.01%(6)      4.48%       3.97%        4.14%       4.30%        3.79%
Portfolio turnover                                  5%(7)        14%         39%          17%         22%          11%



                                                                               CLASS B
                                           ---------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                               5/31/03                       YEAR ENDED NOVEMBER 30,
                                             (UNAUDITED)      2002        2001         2000        1999         1998
                                            ------------     ------      ------       ------      ------       ------
Net asset value, beginning of period           $15.46        $15.11      $14.29       $11.04      $12.19       $16.32
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                         0.33(2)       0.57(2)     0.48(2)      0.42        0.42(2)      0.43(2)
   Net realized and unrealized gain (loss)       1.42          1.03        0.80         3.24       (1.06)       (3.15)
                                               ------        ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS            1.75          1.60        1.28         3.66       (0.64)       (2.72)
                                               ------        ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.24)        (0.56)      (0.46)       (0.41)      (0.51)       (0.34)
   Dividends from net realized gains            (0.12)        (0.69)         --           --          --        (1.07)
                                               ------        ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                        (0.36)        (1.25)      (0.46)       (0.41)      (0.51)       (1.41)
                                               ------        ------      ------       ------      ------       ------
Change in net asset value                        1.39          0.35        0.82         3.25       (1.15)       (4.13)
                                               ------        ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                 $16.85        $15.46      $15.11       $14.29      $11.04       $12.19
                                               ======        ======      ======       ======      ======       ======
Total return(1)                                 11.53%(7)     11.23%       9.09%       34.05%      (5.38)%     (18.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $25,880       $17,984     $12,565      $13,184     $12,241      $18,237
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                         2.05%(5)(6)   2.05%       2.05%(5)     2.05%       2.05%        2.06%
   Net investment income                         4.20%(6)      3.70%       3.25%        3.44%       3.54%        3.07%
Portfolio turnover                                  5%(7)        14%         39%          17%         22%          11%
----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.35%, 1.61%, 1.76%, 1.79%, 1.75% and 1.52% for the periods ended May 31, 2003 and
    November 30, 2002, 2001, 2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.10%, 2.37%, 2.52%, 2.54%, 2.50% and 2.27% for the periods ended May 31, 2003 and
    November 30, 2002, 2001, 2000, 1999 and 1998, respectively.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(6) Annualized.
(7) Not annualized.



46 PHOENIX MULTI-PORTFOLIO FUND

--------------------------------------------------------------------------------
PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                                              CLASS A
                                          ---------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                              5/31/03                   YEAR ENDED NOVEMBER 30,
                                            (UNAUDITED)      2002(6)     2001        2000        1999         1998
                                           ------------     ------      ------      ------      ------       ------
Net asset value, beginning of period          $ 6.80        $ 6.58      $ 6.96      $ 7.69      $ 7.20        $12.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                        0.30(2)       0.67        0.90        1.32(2)     1.23          1.32
   Net realized and unrealized gain (loss)      1.06          0.26       (0.36)      (1.05)       0.40         (4.22)
                                              ------        ------      ------      ------      ------        ------
     TOTAL FROM INVESTMENT OPERATIONS           1.36          0.93        0.54        0.27        1.63         (2.90)
                                              ------        ------      ------      ------      ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income        (0.31)        (0.57)      (0.92)      (1.00)      (1.14)        (2.16)
   Dividends from net realized gains              --            --          --          --          --         (0.23)
   Return of capital                              --         (0.14)         --          --          --         (0.35)
                                              ------        ------      ------      ------      ------        ------
     TOTAL DISTRIBUTIONS                       (0.31)        (0.71)      (0.92)      (1.00)      (1.14)        (2.74)
                                              ------        ------      ------      ------      ------        ------
Change in net asset value                      (1.05)         0.22       (0.38)      (0.73)       0.49         (5.64)
                                              ------        ------      ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD                $ 7.85        $ 6.80      $ 6.58      $ 6.96      $ 7.69        $ 7.20
                                              ======        ======      ======      ======      ======        ======
Total return(1)                                20.46%(9)     14.55%       7.42%       2.44%      25.63%       (27.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $41,373       $31,401     $30,202     $32,344     $54,849       $41,725
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.49%(6)(8)   1.58%(5)    1.58%(4)    1.51%(3)    1.56%         1.43%
   Net investment income                        8.35%(8)      9.67%      13.09%      16.47%      17.96%        13.74%
Portfolio turnover                               282%(9)       588%        932%        528%        326%          405%


                                                                              CLASS B

                                          ---------------------------------------------------------------------------

                                            SIX MONTHS
                                               ENDED
                                              5/31/03                      YEAR ENDED NOVEMBER 30,
                                            (UNAUDITED)      2002(6)     2001        2000        1999          1998
                                            -----------     ------      ------      ------      ------        ------
Net asset value, beginning of period          $ 6.68        $ 6.47      $ 6.86      $ 7.60      $ 7.13       $ 12.77
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                        0.27(2)       0.60        0.84        1.29(2)     1.17          1.23
   Net realized and unrealized gain (loss)      1.03          0.27       (0.37)      (1.09)       0.40         (4.18)
                                              ------        ------      ------      ------      ------        ------
   TOTAL FROM INVESTMENT OPERATIONS             1.30          0.87        0.47        0.20        1.57         (2.95)
                                              ------        ------      ------      ------      ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income        (0.28)        (0.53)      (0.86)      (0.94)      (1.10)        (2.13)
   Dividends from net realized gains              --            --          --          --          --         (0.23)
   Return of capital                              --         (0.13)         --          --          --         (0.33)
                                              ------        ------      ------      ------      ------        ------
     TOTAL DISTRIBUTIONS                       (0.28)        (0.66)      (0.86)      (0.94)      (1.10)        (2.69)
                                              ------        ------      ------      ------      ------        ------
Change in net asset value                       1.02          0.21       (0.39)      (0.74)       0.47         (5.64)
                                              ------        ------      ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD                $ 7.70        $ 6.68      $ 6.47      $ 6.86      $ 7.60       $  7.13
                                              ======        ======      ======      ======      ======        ======
Total return(1)                                19.95%(9)     13.80%       6.68%       1.60%      24.52%       (27.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $51,161       $46,865     $48,495     $51,112     $58,453       $37,270
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           2.24%(6)(8)   2.33%(5)    2.33%(4)    2.26%(3)    2.31%         2.20%
   Net investment income                        7.61%(8)      8.91%      12.35%      16.10%      17.04%        12.98%
Portfolio turnover                               282%(9)       588%        932%        528%        326%          405%

-----------------------------

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.50% for Class A and would not significantly differ for Class B.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.57% for Class A and 2.32% for Class B.

(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.48% for Class A and 2.23% for Class B.
(7) As required, effective December 1, 2001, the Fund has adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income (loss) per share from 0.67 to 0.65 and from 0.61 to 0.60 for Class A and Class B, respectively, and increase the net realized and unrealized gain (loss) per share from 0.27 to 0.28 and from 0.26 to 0.27 for Class A and Class B, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(8) Annualized.
(9) Not Annualized.



                                                 PHOENIX MULTI-PORTFOLIO FUND 47

--------------------------------------------------------------------------------
PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                                                 CLASS C
                                                -----------------------------------------------------------------------------
                                                  SIX MONTHS                                                       FROM
                                                    ENDED                                                        INCEPTION
                                                   5/31/03                      YEAR ENDED NOVEMBER 30,         3/26/98 TO
                                                 (UNAUDITED)     2002(6)       2001         2000        1999     11/30/98
                                                 -----------     -------      ------       ------      ------   ----------
Net asset value, beginning of period               $ 6.73        $ 6.51       $ 6.89       $ 7.63      $ 7.17     $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                             0.27(2)       0.61         0.85         1.25(2)     1.17       0.85(2)
   Net realized and unrealized gain (loss)           1.03          0.27        (0.37)       (1.05)       0.39      (5.10)
                                                   ------        ------       ------       ------      ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                1.30          0.88         0.48         0.20        1.56      (4.25)
                                                   ------        ------       ------       ------      ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income (loss)      (0.28)        (0.53)       (0.86)       (0.94)      (1.10)     (0.66)
   Dividends from net realized gains                   --            --           --           --          --         --
Return of capital                                      --         (0.13)          --           --          --      (0.17)
                                                   ------        ------       ------       ------      ------     ------
     TOTAL DISTRIBUTIONS                            (0.28)        (0.66)       (0.86)       (0.94)      (1.10)     (0.83)
                                                   ------        ------       ------       ------      ------     ------
Change in net asset value                            1.02          0.22        (0.38)       (0.74)       0.46      (5.08)
                                                   ------        ------       ------       ------      ------     ------
NET ASSET VALUE, END OF PERIOD                     $ 7.75        $ 6.73       $ 6.51       $ 6.89      $ 7.63     $ 7.17
                                                   ======        ======       ======       ======      ======     ======
Total return(1)                                     19.80%(7)     13.88%        6.65%        1.73%      24.40%    (35.33)%(7)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $6,241        $2,783       $2,399       $2,365      $3,010     $1,205
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                2.24%(4)(6)   2.33%(3)     2.33%(3)     2.26%(3)    2.31%(3)   2.29%(6)
   Net investment income                             7.61%(6)      8.83%       12.37%       15.99%      16.47%     15.59%(6)
Portfolio turnover                                    282%(7)       588%         932%         528%        326%       405%(7)

-----------------------------
(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 2.23%.
(5) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income to average net assets from 8.95% to 8.83%. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(6) Annualized.
(7) Not annualized.



48 PHOENIX MULTI-PORTFOLIO FUND

--------------------------------------------------------------------------------
PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                                                                CLASS A
                                            -------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED
                                                5/31/03                       YEAR ENDED NOVEMBER 30,
                                              (UNAUDITED)      2002(3)     2001         2000         1999         1998
                                              -----------     -------     ------       ------       ------       ------
Net asset value, beginning of period             $10.94       $10.83      $10.52       $10.29       $11.21       $11.17
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.19         0.44        0.48         0.57         0.52         0.57
   Net realized and unrealized gain (loss)         0.54         0.13        0.35         0.16        (0.92)        0.20
                                                 ------       ------      ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS              0.73         0.57        0.83         0.73        (0.40)        0.77
 LESS DISTRIBUTIONS
   Dividends from net investment income           (0.19)       (0.46)      (0.52)       (0.50)       (0.52)       (0.64)
   Dividends from net realized gains                 --           --          --           --           --        (0.09)
                                                 ------       ------      ------       ------       ------       ------
     TOTAL DISTRIBUTIONS                          (0.19)       (0.46)      (0.52)       (0.50)       (0.52)       (0.73)
                                                 ------       ------      ------       ------       ------       ------
Change in net asset value                          0.54         0.11        0.31         0.23        (0.92)        0.04
                                                 ------       ------      ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                   $11.48       $10.94      $10.83       $10.52       $10.29       $11.21
                                                 ======       ======      ======       ======       ======       ======
Total return(1)                                    6.81%(5)     5.38%       8.09%        7.25%       (3.66)%       5.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $78,206      $74,945     $76,268      $78,878      $88,770     $107,371
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              1.09%(4)     1.09%       1.11%(2)     1.12%        1.01%        0.97%
   Net investment income                           3.64%(4)     4.02%       4.37%        5.54%        4.25%        4.77%
Portfolio turnover                                   12%(5)       41%         28%          12%          18%          14%


                                                                                CLASS B
                                            -------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED
                                                5/31/03                       YEAR ENDED NOVEMBER 30,
                                              (UNAUDITED)     2002(3)      2001         2000         1999         1998
                                              -----------     -------     ------       ------       ------       ------
Net asset value, beginning of period             $11.01       $10.89      $10.56       $10.34       $11.25       $11.22
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.17         0.36        0.39         0.50         0.45         0.48
   Net realized and unrealized gain (loss)         0.53         0.14        0.37         0.15        (0.93)        0.19
                                                 ------       ------      ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS              0.70         0.50        0.76         0.65        (0.48)        0.67
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.16)       (0.38)      (0.43)       (0.43)       (0.43)       (0.55)
   Dividends from net realized gains                 --           --          --           --           --        (0.09)
                                                 ------       ------      ------       ------       ------       ------
     TOTAL DISTRIBUTIONS                          (0.16)       (0.38)      (0.43)       (0.43)       (0.43)       (0.64)
                                                 ------       ------      ------       ------       ------       ------
Change in net asset value                          0.54         0.12        0.33         0.22        (0.91)        0.03
                                                 ------       ------      ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                   $11.55       $11.01      $10.89       $10.56       $10.34       $11.25
                                                 ======       ======      ======       ======       ======       ======
Total return(1)                                    6.38%(5)     4.62%       7.35%        6.41%       (4.35)%       4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $4,668       $5,387      $5,118       $4,870       $5,651       $7,001
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              1.84%(4)     1.84%       1.86%(2)     1.87%        1.76%        1.69%
   Net investment income                           2.89%(4)     3.26%       3.62%        4.77%        3.51%        3.98%
Portfolio turnover                                   12%(5)       41%         28%          12%          18%          14%

-----------------------------
(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 3.27% to 3.26% for Class B There was no net effect for Class A. There was on net investment income
    (loss) per share or net realized and unrealized gain (loss) per share for either loss. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) Annualized.
(5) Not annualized.



                                                 PHOENIX MULTI-PORTFOLIO FUND 49

      PHOENIX EQUITY  PLANNING CORPORATION
      P.O. Box 150480
      Hartford, CT 06115-0480

[logo]Phoenix
      Investment Partners, Ltd.



      ADDITIONAL INFORMATION

      You can find more information about the funds in the following documents:

      ANNUAL AND SEMIANNUAL REPORTS
      Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI)
      The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus. You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting
      PhoenixInvestments.com to send an email request.

      Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

      Mutual Fund Services: 1-800-243-1574
      Advisor Consulting Group: 1-800-243-4361
      Text Telephone: 1-800-243-1926



      Investment Company Act File No. 811-5436
      PXP 467 (7/03)

                          PHOENIX MULTI-PORTFOLIO FUND

                       PHOENIX-ABERDEEN INTERNATIONAL FUND

                PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                      PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301




                       STATEMENT OF ADDITIONAL INFORMATION
                                   July 25, 2003

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund, dated July 25, 2003, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.



                                TABLE OF CONTENTS

                                                                           PAGE

The Trust .................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks ...........................................    2
Performance Information ...................................................   16
Performance Comparisons ...................................................   18
Portfolio Turnover ........................................................   19
Portfolio Transactions ....................................................   19
Services of the Advisers ..................................................   20
Determination of Net Asset Value ..........................................   22
How to Buy Shares .........................................................   23
Alternative Purchase Arrangements .........................................   23
Investor Account Services .................................................   26
How to Redeem Shares ......................................................   27
Tax Sheltered Retirement Plans ............................................   29
Dividends, Distributions and Taxes ........................................   29
The Distributor ...........................................................   32
Distribution Plans.........................................................   34
Management of the Trust....................................................   34
Additional Information ....................................................   41
Appendix...................................................................   43





                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926

PXP468 (7/03)

                                    THE TRUST

   Phoenix Multi-Portfolio Fund (the "Trust") is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust, and was reorganized as a Delaware business trust in November 2000.

   The Trust's Prospectus describes the investment objectives and strategies that the Phoenix-Aberdeen International Fund (the "International Fund"), the Phoenix-Duff & Phelps Real Estate Securities Fund (the "Real Estate Fund"), the Phoenix-Goodwin Emerging Markets Bond Fund (the "Emerging Markets Fund") and the Phoenix-Goodwin Tax-Exempt Bond Fund (the "Tax-Exempt Bond Fund") (each, a "Fund" and, together, the "Funds"), five of the Funds currently offered by the Trust, each Fund will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Real Estate Fund and Emerging Markets Fund.

     (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except the Real Estate Fund will concentrate its assets in the real estate industry and the Tax-Exempt Bond Fund may invest more than 25% of its assets in a particular segment of the municipal securities market.

     (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

     (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

     (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

     (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

     (8) Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.


                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

DEBT SECURITIES
   The Real Estate Fund may invest in debt securities (which include for purposes of this investment policy convertible debt securities which the Adviser believes have attractive equity characteristics). The Real Estate Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the Adviser. In choosing debt securities for purchase by the Fund, the Adviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Fund's holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Adviser's investment criteria.

   The value of the Real Estate Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

EMERGING MARKET SECURITIES
   The Emerging Markets Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Emerging Markets Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   The Tax-Exempt Bond, International and Emerging Markets Funds may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. The International and Emerging Markets Funds may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   The Tax-Exempt Bond, International and Emerging Markets Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank with respect to such Fund an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Funds utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Funds utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS
   The International and Emerging Markets Funds (each a "Foreign Currency Fund") each may engage in foreign currency transactions. The following is a description of these transactions.

   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian banks will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Foreign Currency Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Foreign Currency Fund's commitments with respect to such contracts. Generally, the Foreign Currency Funds do not enter into forward contracts with terms longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Foreign Currency Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Foreign Currency Fund will maintain in a pledged account any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Fund plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Fund's total assets. The Foreign Currency Funds will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

   Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   Performance indexed paper. Performance indexed paper (or "PIP") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES
   The Funds may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities and may invest directly in common stocks issued by foreign companies or in securities represented by ADRs.

   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

HIGH YIELD - HIGH RISK SECURITIES
   The International Fund may invest in bonds considered to be less than investment-grade, commonly known as "junk" bonds. The Emerging Markets Fund may invest up to 100% of its total assets in these bonds.

   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LOAN PARTICIPATIONS AND ASSIGNMENTS
   The Emerging Markets Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Funds will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Funds will be able to enforce their rights through the lender, and not directly against the borrower. As a result, in a loan participation the Funds assume credit risk with respect to both the borrower and the lender.

   When the Funds purchase loan assignments from lenders, they will acquire direct rights against the borrower, but these rights and the Funds' obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

MUNICIPAL SECURITIES
   As used in the Prospectus and this Statement of Additional Information, the term "municipal securities" means obligations, including municipal bonds and notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Tax-Exempt Bond Fund or any of the investment restrictions to which the Tax-Exempt Bond Fund is subject, the Tax-Exempt Bond Fund may invest in any combination of the various types of municipal securities described below which, in the judgment of Phoenix Investment Counsel, Inc. ("PIC"), the investment adviser to the Tax-Exempt Bond Fund and International Funds will contribute to the attainment of the Tax-Exempt Bond Fund's investment objective. Such combination of municipal securities may vary from time to time. The two principal classes of municipal securities are municipal bonds and municipal notes.

   Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

   Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

   Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

   Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

   In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available. For the purpose of the Trust's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by PIC on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

   RISKS RELATING TO MUNICIPAL SECURITIES. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission (the "Commission"), although there have been proposals which would provide for such regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

OPTIONS ON SECURITIES AND SECURITIES INDICES
   The Tax-Exempt Bond, International and Emerging Markets Funds may engage in option transactions. Call options on securities and securities indices written by the Funds normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. The International Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   OVER-THE-COUNTER OPTIONS. The International and Emerging Markets Funds may deal in over-the-counter options ("OTC options"). PIC understands the position of the staff of the Commission to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund. A brief description of such procedures is set forth below.

   The International and Emerging Markets Funds will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Funds and PIC believe that the approved dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. A liquidity charge may be assessed and is computed as described below.

   The Funds anticipate entering into agreements with dealers to which the Funds sell OTC options. Under these agreements the Funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The liquidity charge for a specific OTC option transaction will be the

Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Funds to repurchase a specific OTC option written by the Funds, the liquidity charge will be the current market value of the assets serving as "cover" for such OTC option.

   LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES. The Tax-Exempt Bond, International and Emerging Markets Funds may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Funds will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules.

   In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with the Trust's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise pledged may be applied to the Fund's other obligations to pledge assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   RISKS RELATING TO OPTIONS ON SECURITIES. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when PIC believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. PIC believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

   RISKS OF OPTIONS ON SECURITIES INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to PIC's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

   Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RATINGS
   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

REAL ESTATE INVESTMENT TRUSTS
   As described in the Prospectus, the Real Estate Fund intends under normal conditions to invest in real estate investment trusts ("REITs"). REIT pool investors' fund is for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

   REITs can generally be classified as follows:

   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

   REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

   RISKS OF INVESTMENT IN REAL ESTATE SECURITIES. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

REPURCHASE AGREEMENTS
   Repurchase agreements will be entered into only with commercial banks or brokers-dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

RUSSIAN SECURITIES
   The Emerging Markets Fund may invest in Russian securities. While investment risks exist in many markets around the world, some of the risks inherent in investing in Russia appear to be greater than those in other established and emerging markets. These risks include, without limitation:

   POLITICAL AND ECONOMIC RISKS. There is no history of stability in this market and no guarantee of future stability. The emerging nature of the Russian political system in its current democratic form leaves it more vulnerable to break down in the event of economic instability or popular unrest. The dynamic nature of the political environment can make the future uncertain. The economic infrastructure is poor, and the country maintains a high level of external and internal debt. Tax regulations are ambiguous and unclear, and there is a risk of imposition of arbitrary or onerous taxes due to the lack of a fair and economically-rational tax regime.

   COMMERCIAL AND CREDIT RISKS. Banks and other financial systems are not well developed or regulated, and as a result tend to be untested and have low credit ratings. Organized crime and corruption are a feature of the business environment, and bankruptcy and insolvency are commonplace as businesses are learning how to cope in new conditions. In terms of cash, securities and other investment transactions, the risk of broker, counter-party and other third-party default is high. The same holds true for issuers, where the risk of default is high. Insurance is expensive and difficult to obtain in light of the volatility of the commercial environment.

   LIQUIDITY RISKS. Foreign investment is affected by restrictions in terms of repatriation and convertibility of the currency. The ruble is only convertible internally, and the value of investments may be affected by fluctuations in available currency rates and exchange control regulations. The repatriation of profits may be restricted in some cases. Due to the undeveloped nature of the banking system, considerable delays can occur in transferring funds, converting rubles into other currencies and remitting funds out of Russia.

   LEGAL AND REGULATORY RISKS. Russia's legal system is evolving and is not as developed as that of a western country. It is based on a civil code with no system of judicial precedents. The regulatory environment is sometimes uncertain since the total law can encompass the civil code, legislative laws, presidential decrees, and ministry resolutions. The code, laws, decrees, and resolutions ("Regulations") are promulgated at separate times and are not necessarily consistent. The issuance of Regulations does not always keep pace with market developments, thereby creating ambiguities and inconsistencies.

   Regulations governing securities investment may not exist or may be interpreted and applied in an arbitrary or inconsistent manner. There may be a risk of conflict between the rules and regulations of the local, regional, and national governments. The concept of share ownership rights and controls may not be in place or be enforceable. The independence of the courts from economic, political, or national influence is basically untested and the courts and judges are not experienced in business and corporate law. Foreign investors cannot be guaranteed redress in a court of law for a breach of local laws, regulations or contracts.

   The securities market regulatory body, the Federal Commission on the Capital Market, was established in 1994 and is responsible for overseeing market participants, including registrars. However, the monitoring of and enforcement of the obligations of registrar companies is difficult due to geographic dispersion and inconsistent interpretation and application of regulations.

   OPERATIONAL RISKS. Shareholder Title to Securities: Shareholder risk is a major risk for equity investment in Russia. For example, shares are dematerialized and the only legal evidence of ownership is the shareholder's name entered in the register of the company. The concept of fiduciary duty on the part of companies' management is generally non-existent. Therefore, shareholders may suffer a dilution or loss of investment, due to arbitrary changes in the shareholder register, with little or no recourse or redress available. Local laws and regulations may not prohibit or restrict a company's management from materially changing the company's structure without the consent of shareholders. Legislation prohibiting insider trading activities is rudimentary.

   Clearing and Settlement: For equity settlements, the payments are usually handled offshore in U.S. dollars after the shares are reregistered on the books of the company or its registrar. However, the only evidence of the registration is a company "extract" which is a photocopy of the appropriate page from the register reflecting the new shareholder's name. The extract does not have a legal basis for establishing ownership in the event of a loss.

   For Ministry of Finance (MinFin) bond settlements, payments are made offshore in U.S. dollars upon settlement of the bearer bonds at Vneshtorgbank's (VTB) office in Moscow. If the bonds are transported between the local subcustodian and VTB, the investor is exposed to transportation risk as the MinFins are bearer bonds and are not replaceable in the event they are lost, stolen, or destroyed.

   Foreign investors can also invest in treasury issues through the Moscow Interbank Currency Exchange (MICEX). These issues settle book-entry at MICEX in rubles only.

   Transparency. The rules regulating corporate governance may not exist or are underdeveloped and offer little protection to minority shareholders. Disclosure and reporting requirements are not to the expected level of most developed western nations. The accounting standards generally used in Russia are not international standards and in many cases may be cash based, nonaccrual method of accounting. The quality, reliability, and availability of information on companies in Russia is lower than in most western markets.

   Derivative Investments. In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which a Fund anticipates increasing its exposure, the Funds, except the Real Estate Fund, may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Funds have express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject a Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

SECURITIES LENDING
   The Funds may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

SWAP AGREEMENTS
   Each of the Funds, except the Real Estate Fund, may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the Fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   CREDIT DEFAULT SWAP AGREEMENTS. The Emerging Markets Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risks. The fund will enter into swap agreements only with counter-parties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment. A buyer also will loose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

TAXABLE SECURITIES
   The income from investments (either in the form of dividends or interest) made by the International Fund are expected to be taxable as ordinary income.

   The Funds including, to a limited extent, the Tax-Exempt Bond Fund may invest in taxable securities.

   Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Tax-Exempt Bond Fund are restricted to:

   U.S. Government Securities--obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities (collectively referred to as "U.S. Government" issues). Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

   Bank Obligations--certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have capital, surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements.

   Commercial Paper--commercial paper which at the date of the investment is rated P-l by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

   Corporate Debt Securities--corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

   Repurchase Agreements--repurchase agreements with respect to any of the foregoing.

   The Tax-Exempt Bond Fund also has the right to hold cash reserves as the Adviser deems necessary. For example, a Fund may invest in money market securities or hold cash pending investment of proceeds from sales of its shares or from the sale of portfolio securities and/or in anticipation of redemptions.

VARIABLE AND FLOATING RATE SECURITIES
   The Emerging Markets Fund and Tax-Exempt Bond Fund may invest in securities with variable and floating rates. Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

   Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Emerging Markets Fund or the Tax-Exempt Bond Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

WARRANTS TO PURCHASE SECURITIES
   The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED SECURITIES
   The Tax-Exempt Bond and Emerging Markets Funds may purchase securities on a when-issued or forward-commitment basis. New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Trust's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis and the securities held in a Fund are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent a Fund remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Fund merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.

ZERO COUPON BONDS
   The Emerging Markets Fund and Tax-Exempt Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. Even though such bonds do not pay current interest in cash, the funds are required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Funds would not be able to purchase income-producing securities to the extent of cash used to pay such distributions and current income could be less than it otherwise would have been. Alternatively, the Funds might liquidate investments in order to satisfy these distribution requirements. The value of these obligations fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.


                             PERFORMANCE INFORMATION

   Performance information for each Fund (and Class of Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" of the Tax-Exempt Bond Fund and Emerging Markets Fund, and as "average annual total return" and "total return" of any of the other Funds.

   Quotations of the yield for the Tax-Exempt Bond Fund and Emerging Markets Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or Class of
Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or Class on the last day of the period, according to the following formula:

   YIELD = 2[( a-b + 1)6-1]
               ---
               cd

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the net asset value per share on the last day of the period.

   For the 30-day period ended November 30, 2002, the yield for the Tax-Exempt Bond Fund Class A Shares and Class B Shares was 3.28% and 2.69%, respectively, and the Emerging Markets Fund Class A Shares, Class B Shares and Class C Shares was 7.48%, 7.08%, and 6.97%, respectively. Class C of the Real Estate Securities Fund is a new class of shares being offered as of the date of this statement of additional information and, as such, has no financial performance to report.

   A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"). The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

   Calculation of a Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

   The manner in which total return will be calculated for public use is described above. The following table illustrates average annual total return for each Fund for the periods ended November 30, 2002.

               AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 2002


                                                                               PERIODS ENDED
                                               -------------------------------------------------------------------------------
 FUND                                                1 YEAR              5 YEAR            10 YEAR        SINCE INCEPTION(1)
--------------                                      --------            --------          ---------      -------------------
International
 Class A
  Return Before Taxes                               -15.39%               -3.08%             4.92%               N/A
  Return After Taxes on Distribution                -15.39%               -5.95%             2.65%               N/A
  Return After Taxes on Distribution and
  Sale of Shares                                     -9.45%               -2.54%             3.68%               N/A
 Class B
  Return Before Taxes                               -14.38%               -2.64%              N/A                1.45%
 Class C
  Return Before Taxes                                -10.99%                N/A               N/A              -10.17%
Real Estate(2)
 Class A
  Return Before Taxes                                 5.60%                4.30%              N/A               11.35%
  Return After Taxes on Distribution                  2.90%                2.06%              N/A                9.10%
  Return After Taxes on Distribution and
  Sale of Shares                                      4.13%                2.36%              N/A                8.31%
 Class B
  Return Before Taxes                                 7.23%                4.76%              N/A               11.37%

                                                                               PERIODS ENDED
                                               -------------------------------------------------------------------------------
 FUND                                                1 YEAR              5 YEAR            10 YEAR        SINCE INCEPTION(1)
--------------                                      --------            --------          ---------      -------------------
Emerging Markets
 Class A
  Return Before Taxes                                 9.11%                1.89%              N/A               10.46%
  Return After Taxes on Distribution                  5.71%               -3.71%              N/A                4.11%
  Return After Taxes on Distribution and
  Sale of Shares                                      5.49%               -1.44%              N/A                5.21%
 Class B
  Return Before Taxes                                 9.80%                2.10%              N/A               10.36%
 Class C
  Return Before Taxes                                13.88%               N/A                 N/A               -0.13%
Tax-Exempt Bond
 Class A
  Return Before Taxes                                 0.38%              3.46%               5.06%               N/A
  Return After Taxes on Distribution                  0.35%              3.33%               4.83%               N/A
  Return After Taxes on Distribution and
  Sale of Shares                                      1.80%              3.55%               4.91%               N/A
 Class B                                              0.62%              3.72%                N/A                4.41%
  Return Before Taxes

(1)The Tax-Exempt Bond and International Fund's Class A Shares commenced operations on July 15, 1988, and November 1, 1989, respectively. Tax-Exempt Bond Fund's Class B Shares commenced operations on March 16, 1994. International Fund Class B Shares commenced operations on July 15, 1994. The Real Estate and Emerging Markets Funds' Class A Shares and B Shares commenced operations on March 1, 1995 and September 5, 1995, respectively. The Emerging Markets Fund's Class C Shares commenced operations on March 26, 1998. The International Fund's Class C Shares commenced operations on March 30, 1999.

(2)Real Estate Securities Fund Class C is a new class of shares being offered as of the date of this statement of additional information and, as such, has no financial performance to report.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                             PERFORMANCE COMPARISONS

   Each Fund or Class of Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500"), Standard & Poor's 400 MidCap Index (the "S&P 400"), Dow Jones Industrial Average, Europe Australia Far East Index ("EAFE"), NAREIT Equity Index, Consumer Price Index, J.P. Morgan Emerging Markets Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.


                             PORTFOLIO TRANSACTIONS

   In effecting fund transactions for the Trust, each adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   Each adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker-dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker-dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

   For the fiscal years ended November 30, 2000, 2001 and 2002, brokerage commissions paid by the Trust on portfolio transactions totaled $1,139,459, $917,957 and $453,756, respectively. In the fiscal year ended November 30, 2000, no brokerage commissions were paid to affiliates for portfolio transactions. In the fiscal year's ended November 30, 2001 and 2002, brokerage commissions of $370 and $4,887, respectively were paid to PXP Securities Corp., an affiliate of PNX. For the fiscal year ended November 30, 2002, the amount paid to PXP Securities Corp. was 1.08% of the total brokerage commissions paid by the Trust and was paid on transactions amounting to 1.83% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $132,780 paid during the fiscal year ended November 30, 2002, were paid on fund transactions aggregating $57,234,120 executed by brokers who provided research and other statistical and factual information.

   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                            SERVICES OF THE ADVISERS

   The investment adviser to the Tax-Exempt Bond, International and Emerging Markets Funds is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over seventy years. PIC was originally organized in 1932 as John P. Chase, Inc. As of March 31, 2003, PIC had approximately $21.3 billion in assets under management. William R. Moyer and Robert S. Driessen are executive officers of the Trust and officer's of PIC.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, CT 06115-0408.


   Phoenix Investment Partners, Ltd., has served investors for over 70 years. As of June 30, 2003 PXP had approximately $56.5 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.

   Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the Real Estate Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight mutual funds and as adviser to institutional clients. As of June 30, 2003, Duff & Phelps had approximately $5 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP.


   Aberdeen Fund Managers Inc. ("Aberdeen") is the subadviser to the International Fund and is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. PNX owns approximately 20% of the outstanding shares of Aberdeen Asset Management PLC. Aberdeen also has served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of March 31, 2003, Aberdeen Asset Management PLC had $31.5 billion in assets under management.

   The investment advisory agreements, approved by the Trustees, provide that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of the Tax-Exempt Bond, International and Emerging Markets Funds, PIC is entitled to a fee, payable monthly, at the following annual rates:


    FUND                   1ST $1 BILLION       $1-2 BILLION      $2+ BILLION
    ----                   --------------      -------------
    International              0.75%                0.70%            0.65%
    Emerging Markets           0.75%                0.70%            0.65%
    Tax-Exempt Bond            0.45%                0.40%            0.35%

   For managing, or directing the management of, the investments of the Real Estate Fund, Duff & Phelps is entitled to a monthly fee at the annual rate of 0.75% of the average aggregate daily net asset values of the Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion.

   For its services to the Tax-Exempt Bond, International and Emerging Markets Funds of the Trust during the fiscal years ended November 30, 2000, 2001 and 2002, PIC received fees of $2,549,176, $2,259,690 and $1,674,176, respectively.
Of this total, PIC received fees from each Fund as follows:

    FUND                        2000             2001               2002
    ----                        ----             ----               ----
    International          $  1,313,364       $  843,350         $  556,228
    Emerging Markets            809,315          674,127            642,783
    Tax-Exempt Bond             387,724          377,369            363,804

   The Real Estate Fund, during the fiscal years ended November 30, 2000, 2001 and 2002, paid management fees to Duff & Phelps of $237,476, $252,237 and $348,461, respectively. For the fiscal years 2000, 2001 and 2002, the Adviser bore ordinary operating expenses of the Real Estate Fund of $154,608, $156,197 and $145,899, respectively. Accordingly, the fees which the Adviser would otherwise have been entitled were reduced to $82,868 in fiscal year 2000, $96,040 in fiscal year 2001 and $202,562 in fiscal year 2002.

   The investment advisory agreements also provide that each adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, each investment advisory agreement continues from year to year with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

   The Trust, its Advisers and Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
   The Board of Trustees is responsible for overseeing the performance of the Funds' investment advisers and subadvisers and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.


   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of each Fund with a peer group of funds and a relevant market index, the allocation of each Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. The Board noted that each Funds' performance was reasonably aligned with that of its respective peer group for the periods reviewed. Furthermore, the Board found no evidence of material or systemic compliance violations for either Fund. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.


   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating the each Fund's fee structures, including a comparative analysis of each Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that most of the Funds were close to or below the median in each category reviewed. For those Funds that had significantly higher fees or total expenses, the Board considered the specific portfolio management issues and/or expense structures that contributed to the higher fees. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A Shares, Class B Shares and Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000 and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Note, only the Emerging Markets Fund, International Fund and Real Estate Securities Fund currently offer Class C Shares.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See the "Dividends, Distributions and Taxes" section of this statement of additional information.

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES--EMERGING MARKETS FUND, INTERNATIONAL FUND AND REAL ESTATE SECURITIES FUND ONLY
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Funds or Phoenix-Seneca Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy;
(14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund, Phoenix-Kayne Funds or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Funds or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).
   COMBINATION PURCHASE PRIVILEGE. Your purchase of any Class of Shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer;

(d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any Class of Shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of any of these Funds or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund), may be added together at the time of purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT
   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to Equity Planning an Account Application.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are exchangeable for Class T Shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

BY CHECK (TAX-EXEMPT BOND FUND AND EMERGING MARKETS FUND ONLY)
   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to remain qualified as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains. Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects).

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In the case of the International and Emerging Markets Funds, gains from foreign currencies (i.e., gains from foreign currency options, foreign currency futures and foreign currency forward contracts) are anticipated to constitute qualifying income for purposes of the 90% test.

   Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income, short-term capital gains and tax-exempt income, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). For purposes of these diversification tests, the issuer of an option on a particular security is the issuer of the underlying security. In the case of a stock index futures contract or option thereon, the position taken by the Internal Revenue Service in a recent letter ruling is that the issuers of the stocks underlying the index, in proportion to the weighing of the stocks in the computation of the index, are treated as the issuers of the instrument irrespective of whether the underlying index is broad- based or narrow-based. In the case of a foreign currency option, futures contract or forward contract, however, there is as yet no specific guidance in the tax law concerning who will be treated as the issuer of such instruments or how they will be valued for purposes of these diversification tests.

   Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   The Tax-Exempt Bond Fund expects that under normal conditions, at least 80% of its net assets will be invested in state, municipal and other obligations the interest on which is excluded from gross income for federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. (The character of tax-exempt interest distributed by the Tax-Exempt Bond Fund will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income for federal income tax purposes). An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt Bond Fund with respect to its net federal excludable municipal security interest, and designated as an exempt interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the taxable year. The percentage of total dividends paid by the Tax-Exempt Bond Fund with respect to any taxable year which qualify as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share is held for 6 months or less, any loss on the sale or exchange of such share will not be allowed to the extent of the exempt interest dividend amount.

   Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Tax-Exempt Bond Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders in such Fund to the extent attributable to interest paid on "private activity" bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Code Section 56(f) (relating generally to book income or adjusted current earnings in excess of taxable income).

   Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Tax-Exempt Bond Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in the shareholder's taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions received by the shareholder.

   Distributions by the International, Real Estate and Emerging Markets Funds from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Funds. Similarly, any portion of the Tax-Exempt Bond Fund's dividends which does not qualify as exempt interest dividends and any short-term capital gain distribution will be taxed to the Tax-Exempt Bond Fund shareholders as ordinary income for federal income tax purposes. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by Funds will be qualifying dividend distributions. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends (other than exempt interest dividends) and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. With respect to distributions made in shares issued by the Fund as a stock dividend, the amount of the distribution will be the fair market value of the shares on the payment date.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

FOREIGN TAX CREDIT
    The International Fund may incur liability for foreign income and withholding taxes on investment income. The Fund intends to qualify for and may make an election permitted under Section 853 of the Code. The effect of such election is that the shareholders of such Fund will be able to claim a credit or deduction on their U.S. federal income tax returns for, and may treat as part of the amounts distributed to them, their pro rata share of the income taxes paid by the Fund to foreign countries. (The election is not available unless stocks or securities in foreign corporations represent more than 50% of the value of the total assets of the Fund). The shareholders may claim a deduction or credit by reason of the Fund's election subject to the limitations imposed under
Section 904 of the Code. The deduction for foreign taxes paid may not be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns although such shareholders may claim a credit for foreign income taxes paid. In either case, shareholders will be required to report taxable income in the amount of their respective pro rata share of foreign taxes paid by the Fund. Although the International Fund intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that it will be able to do so in the future.

SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in income and are taxed at the regular federal income tax rates applicable to the shareholder's ordinary income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the tax-exempt portion thereof (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

FOREIGN SHAREHOLDERS
   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. In particular, distributions by the Tax-Exempt Bond Fund may be subject to state and local taxation even though wholly or partially exempt for federal income tax purposes. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

                                 THE DISTRIBUTOR

   Equity Planning, a registered broker-dealer which is an indirect wholly-owned subsidiary of The Phoenix Companies, Inc., serves as Distributor of the Trust's shares. William R. Moyer and Robert S. Driessen are officers of the Trust and officers of Equity Planning.

   The Trust and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.

   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended November 30, 2000, 2001 and 2002, purchasers of shares of the Funds paid aggregate sales charges of $753,355, $661,213 and $612,372, respectively, of which the Distributor received net commission of $478,029, $313,358 and $277,819, respectively, for its services, the balance being paid to dealers. For the fiscal year ended November 30, 2002, the Distributor received net commission of $87,795 for Class A Shares and deferred sales charges of $190,024 for Class B Shares and Class C Shares.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

EMERGING MARKETS FUND AND TAX-EXEMPT BOND FUND


           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                         4.99%                          4.25%
$50,000 but under $100,000                   4.50                          4.71                           4.00
$100,000 but under $250,000                  3.50                          3.63                           3.00
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

INTERNATIONAL FUND AND REAL ESTATE FUND


           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker-dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented costs to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC at the following incremental annual rates:

           First $5 billion                             0.065%
           $5 Billion to $10 billion                    0.061%
           $10 billion to $15 billion                   0.055%
           $15 billion to $20 billion                   0.040%
           Greater than $20 billion                     0.030%

   Percentage rates are applied to the aggregate daily net asset value of all the funds serviced by PFPC. Certain minimum fees and fee waivers may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As compensation for its services prior to January 1, 2003, the PFPC fee schedule used to determine a portion of PEPCO's fee was applied at the individual fund level at an annual rate equal to .085% of a fund's average daily net assets up to $200 million, which rate was reduced at higher levels of net assets. For services to the Trust during the fiscal years ended November 30, 2000, 2001 and 2002, the Financial Agent received fees of $522,242, $452,555 and $454,346, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

   For the fiscal year ended November 30, 2002 the Trust paid Rule 12b-1 Fees in the amount of $1,399,536, of which the Distributor received $754,314, unaffiliated broker-dealers received $583,474 and WS Griffith Securities, Inc., an affiliate, received $61,748. The Rule 12b-1 payments were used for (1) compensating dealers, $1,050,827 (2) compensating sales personnel, $2,012,839
(3) advertising, $682,167 (4) printing and mailing of prospectuses to other than current shareholders, $15,632, (5) service costs, $135,842 and (6) other, $296,592.

   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the Investment Company Act of 1940 and Delaware business trust law.

TRUSTEES AND OFFICERS
   The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES


                                                NUMBER OF PORTFOLIOS
                                 LENGTH OF      IN FUND COMPLEX         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS          TIME SERVED    OVERSEEN BY TRUSTEE     AND OTHER DIRECTORSHIPS HELD BY TRUSTEE

*Robert Chesek (68)              Served since            24             Currently retired.
                                 1981.

E. Virgil Conway (73)            Served since            34             Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC        1993.                                  since 2001. Trustee/Director, Realty Foundation of New
101 Park Avenue                                                         York (1972-present), Pace University (1978-present), New
New York, NY 10178                                                      York Housing Partnership Development Corp. (Chairman)
                                                                        (1981-present), Greater New York Councils, Boy Scouts of
                                                                        America (1985-present), Academy of Political Science
                                                                        (Vice Chairman) (1985-present), Urstadt Biddle Property
                                                                        Corp. (1989-present), The Harlem Youth Development
                                                                        Foundation (1998-present). Chairman, Metropolitan
                                                                        Transportation Authority (1992-2001). Director, Trism,
                                                                        Inc. (1994-2001), Consolidated Edison Company of New
                                                                        York, Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                        (1974-2002), Centennial Insurance Company (1974-2002),
                                                                        Josiah Macy, Jr., Foundation (1975-2002), Union Pacific
                                                                        Corp. (1978-2002), Blackrock Freddie Mac Mortgage
                                                                        Securities Fund (Advisory Director) (1990-2002),
                                                                        Accuhealth (1994-2002).

Harry Dalzell-Payne (73)         Served since            34             Currently retired.
The Flat, Elmore Court           1993.
Elmore, GL05, GL2 3NT U.K.

**Francis E. Jeffries (72)       Served since            27             Director, The Empire District Electric Company
8477 Bay Colony Dr. #902         1995.                                  (1984-present). Director (1989-1997), Chairman of the
Naples, FL  34108                                                       Board (1993-1997), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (64)            Served since            24             Partner, Stonington Partners, Inc. (private equity
Stonington Partners, Inc.        1980.                                  fund) since 2001. Chairman (1995 to 2000) and Chief
736 Market Street                                                       Executive Officer (1995-1998), Carson Products Company
Ste. 1430                                                               (cosmetics).  Director/Trustee, Evergreen Funds (6
Chattanooga, TN  37402                                                  portfolios).

Geraldine M. McNamara (51)       Served since            34             Managing Director, U.S. Trust Company of New York
United States Trust              2001.                                  (private bank) (1982-present).
Company of NY
114 West 47th Street
New York, NY 10036

Everett L. Morris (75)           Served since            34             Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company          1995.                                  management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302

Richard E. Segerson (57)         Served since            24             Managing Director, Northway Management Company
                                 1995.                                  (1998-present). Managing Director, Mullin Associates
                                                                        (1993-1998).


                                                NUMBER OF PORTFOLIOS
                                 LENGTH OF      IN FUND COMPLEX         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS          TIME SERVED    OVERSEEN BY TRUSTEE     AND OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lowell P. Weicker, Jr. (72)      Served since             24            Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
200 Duke Street                  1995.                                  Compuware (1996-present) and WWF, Inc. (2000-present).
Alexandria, VA  22314                                                   President, The Trust for America's Health (non-profit)
                                                                        (2001-present). Director, Duty Free International, Inc.
                                                                        (1997-1998).


   * Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel, Inc., the adviser, and, as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.

   ** Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $22,989 in 2001.


                               Interested Trustees

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                NUMBER OF PORTFOLIOS
NAME, (AGE) ADDRESS AND         LENGTH OF       IN FUND COMPLEX         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
POSITION(S) WITH TRUST          TIME SERVED     OVERSEEN BY TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE

*Marilyn E. LaMarche (68)       Served since            27              Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC         2002.                                   (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                                   (2001-present) and Phoenix Life Insurance Company
59th Floor                                                              (1989-present).
New York, NY  10020

**Philip R. McLoughlin (56)     Served since           45               Consultant, The Phoenix Companies, Inc. (2002-present),
                                1989                                    Director, PXRE Corporation (Delaware) (1985-present),
                                                                        World Trust Fund (1991-present). Chairman (1997-2002),
                                                                        Director (1995-2002), Vice Chairman (1995-1997) and
                                                                        Chief Executive Officer (1995-2002), Phoenix Investment
                                                                        Partners, Ltd. Director, Executive Vice President and
                                                                        Chief Investment Officer, The Phoenix Companies, Inc.
                                                                        (2001-2002). Director (1994-2002) and Executive Vice
                                                                        President, Investments (1988-2002), Phoenix Life
                                                                        Insurance Company. Director (1983-2002) and Chairman
                                                                        (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                        (1984-2002) and President (1990-2000), Phoenix Equity
                                                                        Planning Corporation. Chairman and Chief Executive
                                                                        Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                        Director and President, Phoenix Investment Management
                                                                        Company (2001-2002). Director and Executive Vice
                                                                        President, Phoenix Life and Annuity Company
                                                                        (1996-2002). Director and Executive Vice President, PHL
                                                                        Variable Insurance Company (1995-2002). Director,
                                                                        Phoenix National Trust Company (1996-2002). Director
                                                                        and Vice President, PM Holdings, Inc. (1985-2002).
                                                                        Director, PHL Associates, Inc. (1995-2002). Director
                                                                        (1992-2002) and President (1992-1994), WS Griffith
                                                                        Securities, Inc.


                                                NUMBER OF PORTFOLIOS
NAME, (AGE) ADDRESS AND         LENGTH OF       IN FUND COMPLEX         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
POSITION(S) WITH TRUST          TIME SERVED     OVERSEEN BY TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE

***James M. Oates (57)          Served since            29              Capital Markets Inc.) (financial services)
Hudson Castle Group Inc.        1987.                                   (1997-present). Managing Director, Wydown Group
c/o Northeast Investment                                                (consulting firm) (1994-present). Director, Investors
Management, Inc.                                                        Financial Service Corporation (1995-present), Investors
50 Congress Street                                                      Bank & Trust Corporation (1995-present), Plymouth
Ste. 1000                                                               Rubber Co. (1995-2003), Stifel Financial
Boston, MA  02109                                                       (1996-present), Connecticut River Bancorp
                                                                        (1998-present), Connecticut River Bank (1998-present)
                                                                        and Trust Company of New Hampshire (2002-present).
                                                                        Director and Treasurer, Endowment for Health, Inc.
                                                                        (2000-present). Chairman, Emerson Investment
                                                                        Management, Inc. (2000-present). Investment Committee,
                                                                        New Hampshire Charitable Foundation (2001-present).
                                                                        Vice Chairman, Massachusetts Housing Partnership
                                                                        (1998-1999). Director, Blue Cross and Blue Shield of
                                                                        New Hampshire (1994-1999), AIB Govett Funds
                                                                        (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                        Investment Partners, Ltd. (1995-2001) and 1Mind, Inc.
                                                                        (1999-2001).


   * Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

  ** Mr. McLoughlin is an "interested person," as defined in the Investment
     Company Act of 1940, by reason of his relationship with Phoenix Investment Partners, Ltd., and its affiliates.

 *** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group Inc. and Phoenix and certain of its affiliates.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


                                 POSITION(S) HELD
                                 WITH TRUST AND
                                 LENGTH OF TIME
NAME, (AGE) AND ADDRESS          SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
William R. Moyer (58)            Executive Vice       Executive Vice President and Chief Financial Officer (1999-present),
                                 President since      Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                 1990.                Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                      President, Finance (1990-present), Chief Financial Officer
                                                      (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                      Corporation. Director (1998-present), Senior Vice President
                                                      (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                      (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                      and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).

John F. Sharry (51)              Executive Vice       President, Private Client Group (1999-present), Executive Vice
                                 President since      President, Retail Division (1997-1999), Phoenix Investment Partners,
                                 1998.                Ltd. President, Private Client Group, Phoenix Equity Planning
                                                      Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                      Complex (1998-present).


                                 POSITION(S) HELD
                                 WITH TRUST AND
                                 LENGTH OF TIME
NAME, (AGE) AND ADDRESS          SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Robert S. Driessen (55)          Vice President       Vice President and Compliance Officer, Phoenix Investment Partners, Ltd.
                                 since 1999.          (1999-present) and Phoenix Investment Counsel, Inc. (1999-present). Vice
                                                      President, Phoenix Fund Complex (1999-present). Compliance Officer
                                                      (2000-present) and Associate Compliance Officer (1999), PXP Securities
                                                      Corp. Vice President, Risk Management Liaison, Bank of America
                                                      (1996-1999). Vice President, Securities Compliance, The Prudential
                                                      Insurance Company of America (1993-1996). Branch Chief/Financial
                                                      Analyst, Securities and Exchange Commission, Division of Investment
                                                      Management (1972-1993).

Nancy G. Curtiss (50)            Treasurer since      Vice President, Fund Accounting (1994-present) and Treasurer
                                 1994.                (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                      Phoenix Fund Complex (1994-present).

Richard J. Wirth (44)            Secretary since      Vice President and Insurance and Investment Products Counsel
One American Row                 2002.                (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford, CT  06102                                   Secretary, Phoenix Fund Complex (2002-present).

COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Everett L. Morris, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met four times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Robert Chesek, Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee did not meet during the Trust's last fiscal year.


COMPENSATION
   Trustees who are not full-time employees of the Adviser or its affiliates received an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are employees of the Adviser of the Trust receive no compensation directly from the Trust for performing the duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended November 30, 2002, the Trustees received the following compensation:




                                  AGGREGATE                      TOTAL COMPENSATION FROM
                                 COMPENSATION                    TRUST AND FUND COMPLEX
      NAME                        FROM TRUST                   (45 FUNDS) PAID TO TRUSTEES
--------------------            --------------                ------------------------------
Robert Chesek                      $10,200*                             $ 66,200
E. Virgil Conway                   $14,000                              $129,250
Harry Dalzell-Payne                $12,200                              $117,450
Francis E. Jeffries                $10,000*                             $ 65,000
Leroy Keith, Jr.                   $10,200                              $ 66,200
Philip R. McLoughlin               $    0                               $     0
Marilyn E. LaMarche**              $    0                               $     0
Geraldine M. McNamara              $11,500                              $ 77,000
Everett L. Morris                  $12,000*                             $108,750
James M. Oates                     $13,500                              $ 89,750
Richard E. Segerson                $12,000                              $ 78,000
Lowell P. Weicker, Jr.             $12,000                              $ 77,000

----------------------

 * This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At March 31, 2003, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Chesek, $280,267, Mr. Jeffries, $263,310, Ms. McNamara, $19,214, Mr. Morris, $180,028
  and Mr. Segerson, $101,928, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

 ** Ms. LaMarche became a Trustee on November 20, 2002 and therefore received no compensation from the Trust during its last fiscal year.

TRUSTEE OWNERSHIP OF SECURITIES
   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2002.


                                                                               AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                                    OWNERSHIP IN ALL FUNDS
                                     DOLLAR RANGE OF EQUITY SECURITIES              OVERSEEN BY TRUSTEE IN
        NAME OF TRUSTEE                   IN A FUND OF THE TRUST                FAMILY OF INVESTMENT COMPANIES

 Robert Chesek                     None                                       None
 E. Virgil Conway                  None                                       $1 - $10,000
 Harry Dalzell-Payne               None                                       None
 Francis E. Jeffries               None                                       None
 Leroy Keith, Jr.                  None                                       None
 Marilyn E. LaMarche               None                                       None
 Philip R. McLoughlin              Phoenix-Goodwin Emerging Markets           Over $100,000
                                   Bond Fund--$1 - $10,000
 Geraldine M. McNamara             None                                       None
 Everett L. Morris                 None                                       Over $100,000
 James M. Oates                    None                                       Over $100,000
 Richard E. Segerson               None                                       None
 Lowell P. Weicker, Jr.            None                                       None


   At July 16, 2003, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of July 16, 2003 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

  NAME OF SHAREHOLDER                    FUND AND CLASS                 PERCENTAGE OF THE CLASS    NUMBER OF SHARES
  -------------------                    --------------                 -----------------------    ----------------
A.G. Edwards & Sons, Inc.                Tax Sensitive Growth Fund               7.45%                   13,775.723
FBO David A. Dimuzio &                   Class C
Pamela E. Dimuzio JT TEN
One North Jefferson
St. Louis, MO 63103

BNY Clearing Services, LLC               Real Estate Securities Fund             5.24%                  475,126.488
Wendel and Company                       Class A
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633

Charles Schwab & Co., Inc.               Real Estate Securities Fund            25.86%                2,344,536.221
Special Custody Account for the          Class A
Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Bear Stearns Securities Corp.            Tax Sensitive Growth Fund               5.16%                   15,458.863
FBO - 120-03162-12                       Class X
1 Metrotech Center North
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.            Tax Sensitive Growth Fund               5.13%                   15,372.335
1 Metrotech Center North                 Class X
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.            Tax Sensitive Growth Fund               5.03%                   15,090.664
1 Metrotech Center North                 Class X
Brooklyn, NY 11201-3870

Donald R. Graham                         Tax-Exempt Bond Fund Fund              11.13%                   42,292.270
Jacqueline B. Graham JT WROS             Class B
P.O. Box 129
Spalding, MI 49886-0129

Hollowwave & Co                          Tax Sensitive Growth Fund              50.78%                  152,257.642
Attn:  Joe Beauchaine                    Class X
100 Federal Street, 37th Floor
Boston, MA 02110-1802

Linda M. Campbell TTEE                   Tax Sensitive Growth Fund               6.97%                    9,838.952
Patricia E. Koon Trust                   Class A
P.O. Box 99
Alcove, NY 12007

LPL Financial Services                   Tax Sensitive Growth Fund               5.15%                    7,272.222
9785 Towne Centre Drive                  Class A
San Diego, CA 92121-1968                 Tax Sensitive Growth Fund               5.26%                    9,727.098
                                         Class C



  NAME OF SHAREHOLDER                    FUND AND CLASS                 PERCENTAGE OF THE CLASS    NUMBER OF SHARES
  -------------------                    --------------                 -----------------------    ----------------
MLPF&S for the Sole                      International Fund                      9.63%                  104,604.600
Benefit of its Customers                 Class B
Attn: Fund Administration                International Fund                      5.29%                    7,362.150
4800 Deer Lake Dr. E. 3rd Fl.            Class C
Jacksonville, FL 32246-6484              Emerging Markets Bond Fund              7.27%                  454,127.046
                                         Class B

                                         Emerging Markets Bond Fund             27.42%                  184,705.448
                                         Class C
                                         Tax-Exempt Bond Fund                   22.67%                   86,170.973
                                         Class B

                                         Tax Sensitive Growth Fund              16.79%                   23,706.167
                                         Class A
                                         Tax Sensitive Growth Fund              18.89%                   23,848.043
                                         Class B

                                         Tax Sensitive Growth Fund              13.34%                   24,673.423
                                         Class C
                                         Real Estate Securities Fund             7.77%                  704,377.845
                                         Class A

                                         Real Estate Securities Fund            20.18%                  338,071.710
                                         Class B
NFSC FEBO #A7D-350354                    Tax Sensitive Growth Fund              10.43%                   13,163.675
The John Petonito Family Trust           Class B
C.M. Petonito, K.A. Hobin TTEE
10 Fellsmere Farm Road
Branford, CT 06405-5600

NFSC FEBO #579-129550                    Tax Sensitive Growth Fund               8.21%                   15,197.568
Allan & Andrea Harris TTEES              Class C
Allan & Andrea Harris Rev Tr.
26997 Hemmingway Ct.
Hayward, CT 94542

Phoenix Equity Planning Corp.            International Fund                      7.39%                   10,277.767
Attn. Corp. Acct.                        Class C
c/o Gene Charon, Controller
56 Prospect Street #1CP8
Hartford, CT  06103-2818

Pershing LLC                             Emerging Markets Bond Fund              6.47%                   43,604.651
P.O. Box 2052                            Class C
Jersey City, NJ  07303-2052              Tax Sensitive Growth Fund              11.20%                   20,720.719
                                         Class C

UBS Financial Services Inc. FBO          Emerging Markets Bond Fund              5.26%                  233,407.779
George Wynhoff & Patricia F              Class A
Martin Rev Tr DTD 8/18/01
Patricia F. Martin TTEE
13083 Caminito DosAmantes
San Diego, CA 92128-1722

UBS Financial Services Inc. FBO          Emerging Markets Bond Fund             18.31%                  812,606.438
George & Dorothy Wynhoff                 Class A
Charitable Remainder Trust
George R. Wynhoff TTEE
13083 Caminito DosAmantes
San Diego, CA 92128-1722



  NAME OF SHAREHOLDER                    FUND AND CLASS                 PERCENTAGE OF THE CLASS    NUMBER OF SHARES
  -------------------                    --------------                 -----------------------    ----------------
UBS Financial Services Inc. FBO          Emerging markets Bond Fund              8.11%                   54,646.306
Garrison Holdings Ltd                    Class C
900 Bridge Point Circle
McKinney, TX 75070-5372

Wexford Clearing Services Corp.          Emerging Markets Bond Fund              7.22%                  320,292.743
George R. Wynhoff                        Class A
Patricia F. Martin Co-Ttees
George R. Wynhoff &
Patricia F. Martin Rev. Tr.
San Diego, CA 92128


                             ADDITIONAL INFORMATION

   The Trust's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and so on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular Class of Shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS
   The Financial Statements for the Trust's fiscal year ended November 30, 2002, appearing in the Fund's 2002 Annual Report to Shareholders, are incorporated herein by reference.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on November 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent accountants, will be sent to shareholders each year.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT
   The custodian of the assets of the Tax-Exempt Bond Fund, Real Estate Fund and Emerging Markets Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The custodian of the assets of the International Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $22.25 for each designated daily dividend shareholder account and $17.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality  debt  obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix-Aberdeen International Fund

                        INVESTMENTS AT NOVEMBER 30, 2002



                                                               SHARES          VALUE
                                                              --------      -----------
FOREIGN COMMON STOCKS--96.9%

AUSTRALIA--2.7%
QBE Insurance Group Ltd. (Property & Casualty Insurance)       377,000      $ 1,693,155

BRAZIL--1.1%
Companhia Paranaense de Energia-Copel ADR
(Electric Utilities) ....................................       65,000          138,450
Companhia Vale do Rio Doce ADR (Diversified Metals
& Mining) ...............................................       10,000          269,800
Unibanco-Uniao de Bancos Brasileiros SA (Banks) .........       30,000          262,200
                                                                            -----------
                                                                                670,450
                                                                            -----------

DENMARK--0.9%
Danske Bank A/S (Banks) .................................       35,000          586,060

FINLAND--2.6%
Nokia Oyj (Telecommunications Equipment) ................       53,300        1,028,609
Stora Enso Oyj (Paper Products) .........................       46,820          572,873
                                                                            -----------
                                                                              1,601,482
                                                                            -----------

FRANCE--10.3%
Aventis SA (Pharmaceuticals) ............................       17,780          989,586
Havas SA (Advertising) ..................................      100,190          536,202
L'Oreal SA (Household Products) .........................       16,800        1,199,093
Sanofi-Synthelabo SA (Pharmaceuticals) ..................       15,500          915,882
Schneider Electric SA (Electrical Components &
Equipment) ..............................................       14,270          693,442
Total Fina Elf SA (Oil & Gas Refining, Marketing &
Transportation) .........................................        7,605        1,022,060
Valeo SA (Auto Parts & Equipment) .......................       30,030          982,817
                                                                            -----------
                                                                              6,339,082
                                                                            -----------

GERMANY--3.3%
BASF AG (Diversified Chemicals) .........................       12,700          496,498
Bayerische Motoren Werke AG (Automobile Manufacturers) ..       18,390          625,647


                                                                SHARES          VALUE
                                                               --------     -----------

GERMANY--CONTINUED
Metro AG (Department Stores) ............................       36,600      $   895,285
                                                                            -----------
                                                                              2,017,430
                                                                            -----------

HONG KONG--4.5%
China Mobile (Hong Kong) Ltd. (Wireless
Telecommunication Services)(b) ..........................      280,800          743,529
Giordano International Ltd. (Apparel Retail) ............    2,599,000        1,149,757
Swire Pacific Ltd. Class B (Multi-Sector Holdings) ......    1,307,500          880,200
                                                                            -----------
                                                                              2,773,486
                                                                            -----------

ITALY--5.8%
ENI SpA (Integrated Oil & Gas) ..........................      104,568        1,520,785
Telecom Italia Mobile SpA (Wireless
Telecommunication Services) .............................      166,000          857,032
Telecom Italia SpA (Integrated Telecommunication
Services ................................................      147,000        1,202,017
                                                                            -----------
                                                                              3,579,834
                                                                            -----------

JAPAN--20.4%
Fuji Photo Film Co. Ltd. (Leisure Products) .............       27,000          877,117
Fujikura Ltd. (Electrical Components & Equipment) .......      307,000          806,872
Honda Motor Co. Ltd. (Automobile Manufacturers) .........       20,900          788,132
Kao Corp. (Household Products) ..........................       42,000          901,604
Mabuchi Motor Co. Ltd. (Electrical Components &
Equipment) ..............................................       11,200        1,042,158
NTT DoCoMo, Inc. (Wireless Telecommunication
Services) ...............................................          490          991,878
Olympus Optical Co. Ltd. (Health Care Equipment) ........       71,000        1,164,837
Orix Corp. (Consumer Finance) ...........................       13,500          904,665
Rohm Co. Ltd. (Semiconductors) ..........................        7,700        1,077,239
Shin-Etsu Chemical Co. Ltd. (Specialty Chemicals) .......       28,000          996,449
Takeda Chemical Industries Ltd. (Pharmaceuticals) .......       27,000        1,134,963
Terumo Corp. (Health Care Equipment) ....................       67,000          897,416
Uni-Charm Corp. (Household Products) ....................       28,000        1,019,303
                                                                            -----------
                                                                             12,602,633
                                                                            -----------

6                       See Notes to Financial Statements




Phoenix-Aberdeen International Fund




                                                                SHARES          VALUE
                                                               --------     -----------
LUXEMBOURG--1.4%
Arcelor (Steel)(b) ......................................       66,873      $   878,105

NETHERLANDS--4.0%
IHC Caland NV (Oil & Gas Equipment & Services) ..........       16,412          791,817
ING Groep NV (Diversified Financial Services) ...........       27,220          518,535
TPG NV (Air Freight & Couriers) .........................       64,000        1,170,802
                                                                            -----------
                                                                              2,481,154
                                                                            -----------

SINGAPORE--1.8%
Oversea-Chinese Banking Corp. Ltd. (Banks) ..............      200,000        1,132,298

SOUTH KOREA--1.9%
Kookmin Bank ADR (Banks) ................................       29,800        1,150,280

SWEDEN--5.4%
Assa Abloy AB Class B (Industrial Machinery) ............       76,170        1,016,681
Nordea AB (Banks) .......................................       96,000          469,127
Svenska Handelsbanken AB Class A (Banks) ................       80,000        1,120,751
Volvo AB Class B (Construction, Farm Machinery &
Heavy Trucks) ...........................................       39,800          750,749
                                                                            -----------
                                                                              3,357,308
                                                                            -----------

SWITZERLAND--8.3%
Credit Suisse Group (Banks)(b) ..........................       32,318          760,341
Nestle SA Registered Shares (Packaged Foods &
Meats) ..................................................        6,150        1,243,756
Swiss Re Registered Shares (Property & Casualty
Insurance) ..............................................       19,200        1,436,690
Swisscom AG (Integrated Telecommunication
Services) ...............................................        2,500          727,210
UBS AG Registered Shares (Diversified Financial
Services)(b) ............................................       11,300          569,414
Zurich Financial Services AG (Multi-line Insurance) .....        3,400          366,150
                                                                            -----------
                                                                              5,103,561
                                                                            -----------

UNITED KINGDOM--22.5%
3i Group plc (Diversified Financial Services) ...........       30,000          277,747
AstraZeneca plc (Pharmaceuticals) .......................       27,400        1,042,843
BOC Group plc (Specialty Chemicals) .....................       40,000          557,051
BP plc (Integrated Oil & Gas) ...........................      301,600        1,963,988
BT Group plc (Integrated Telecommunication
Services) ...............................................      290,100          947,936
Carlton Communications plc (Movies &
Entertainment) ..........................................      120,000          318,359
GlaxoSmithKline plc (Pharmaceuticals) ...................       90,000        1,684,690


                                                                SHARES          VALUE
                                                               --------     -----------
UNITED KINGDOM--CONTINUED
HSBC Holdings plc (Banks) ...............................      110,000      $ 1,305,102
Imperial Chemical Industries plc (Diversified
Chemicals) ..............................................      104,000          404,967
Lloyds TSB Group plc (Diversified Financial Services) ...      130,000        1,097,375
mm02 plc (Wireless Telecommunication Services)(b) .......      170,000          134,906
Prudential plc (Life & Health Insurance) ................      103,500          862,406
Sainsbury (J) plc (Food Retail) .........................      149,000          685,103
Shell Transport & Trading Co. plc (Integrated Oil &
Gas) ....................................................      196,000        1,271,757
Vodafone Group plc (Wireless Telecommunication
Services) ...............................................      528,500        1,003,268
Whitbread plc (Restaurants) .............................       41,500          366,137
                                                                            -----------
                                                                             13,923,635
                                                                            -----------

- ---------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $70,884,068)                                                59,889,953
- ---------------------------------------------------------------------------------------


FOREIGN PREFERRED STOCKS--2.4%

SOUTH KOREA--2.4%
Samsung Electronics Co. Ltd. Pfd. (Semiconductors) ......        9,800        1,508,004
- ---------------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $567,497)                                                    1,508,004
- ---------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.3%
(IDENTIFIED COST $71,451,565)                                                61,397,957
- ---------------------------------------------------------------------------------------

                                                STANDARD
                                                & POOR'S         PAR
                                                 RATING         VALUE
                                               (Unaudited)      (000)

SHORT-TERM OBLIGATIONS--0.8%

COMMERCIAL PAPER--0.8%
UBS Finance (DE) LLC 1.34%, 12/2/02............    A-1+           $506          505,982
- ---------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $505,982)                                                      505,982
- ---------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $71,957,547)                                                61,903,939(a)
Other assets and liabilities, net--(0.1)%                                       (91,228)
                                                                            -----------
NET ASSETS--100.0%                                                          $61,812,711
                                                                            ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,317,450 and gross depreciation of $13,780,269 for federal income tax purposes. At November 30, 2002, the aggregate cost of securities for federal income tax purposes was $72,366,758.
(b) Non-income producing.

                        See Notes to Financial Statements                      7

Phoenix-Aberdeen International Fund


                            INDUSTRY DIVERSIFICATION
          AS A PERCENTAGE OF TOTAL VAUE OF TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Advertising...............................................    0.9%

Air Freight & Couriers....................................    1.9

Apparel Retail............................................    1.9

Auto Parts & Equipment....................................    1.6

Automobile Manufacturers..................................    2.3

Banks.....................................................   11.1

Construction, Farm Machinery & Heavy Trucks...............    1.2

Consumer Finance..........................................    1.5

Department Stores.........................................    1.5

Diversified Chemicals.....................................    1.5

Diversified Financial Services............................    4.0

Diversified Metals & Mining...............................    0.4

Electric Utilities........................................    0.2

Electrical Components & Equipment.........................    4.1

Food Retail...............................................    1.1

Health Care Equipment.....................................    3.4

Household Products........................................    5.1

Industrial Machinery......................................    1.7

Integrated Oil & Gas......................................    7.7

Integrated Telecommunication Services.....................    4.7

Leisure Products..........................................    1.4%

Life & Health Insurance...................................    1.4

Movies & Entertainment....................................    0.5

Multi-Sector Holdings.....................................    1.4

Multi-line Insurance......................................    0.6

Oil & Gas Equipment & Services............................    1.3

Oil & Gas Refining, Marketing & Transportation............    1.7

Packaged Foods & Meats....................................    2.0

Paper Products............................................    0.9

Pharmaceuticals...........................................    9.4

Property & Casualty Insurance.............................    5.1

Restaurants...............................................    0.6

Semiconductors............................................    4.2

Specialty Chemicals.......................................    2.5

Steel.....................................................    1.4

Telecommunications Equipment..............................    1.7

Wireless Telecommunication Services.......................    6.1
                                                            -----
                                                            100.0%
                                                            =====

8                       See Notes to Financial Statements

Phoenix-Aberdeen International Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2002
ASSETS
Investment securities at value
   (Identified cost $71,957,547)                                   $ 61,903,939
Receivables
   Investment securities sold                                           672,249
   Tax reclaim                                                          167,313
   Fund shares sold                                                     148,128
   Dividends and interest                                                88,605
Prepaid expenses                                                          1,212
                                                                   ------------
     Total assets                                                    62,981,446
                                                                   ------------
LIABILITIES
Payables
   Cash overdraft                                                           124
   Fund shares repurchased                                              567,114
   Investment securities purchased                                      367,079
   Transfer agent fee                                                    75,583
   Investment advisory fee                                               37,143
   Distribution fee                                                      18,115
   Trustees' fee                                                          7,467
   Financial agent fee                                                    7,297
Accrued expenses                                                         88,813
                                                                   ------------
     Total liabilities                                                1,168,735
                                                                   ------------
NET ASSETS                                                         $ 61,812,711
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $101,468,884
Accumulated net realized loss                                       (29,614,636)
Net unrealized depreciation                                         (10,041,537)
                                                                   ------------
NET ASSETS                                                         $ 61,812,711
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $52,234,131)                   7,347,262
Net asset value per share                                                 $7.11
Offering price per share $7.11/(1-5.75%)                                  $7.54

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $8,561,715)                    1,298,068
Net asset value and offering price per share                              $6.60

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,016,865)                      154,937
Net asset value and offering price per share                              $6.56

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002
INVESTMENT INCOME
Dividends                                                          $  1,699,114
Interest                                                                 14,889
Foreign taxes withheld                                                 (165,280)
                                                                   ------------
     Total investment income                                          1,548,723
                                                                   ------------
EXPENSES
Investment advisory fee                                                 556,228
Distribution fee, Class A                                               156,415
Distribution fee, Class B                                               103,512
Distribution fee, Class C                                                12,465
Financial agent fee                                                     102,179
Transfer agent                                                          344,032
Custodian                                                                87,316
Professional                                                             34,157
Printing                                                                 32,952
Registration                                                             26,416
Trustees                                                                 25,695
Miscellaneous                                                            14,634
                                                                   ------------
     Total expenses                                                   1,496,001
                                                                   ------------
NET INVESTMENT INCOME                                                    52,722
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized loss on securities                                     (11,066,918)
Net realized gain on foreign currency transactions                        2,799
Net change in unrealized appreciation (depreciation) on
   investments                                                        3,680,847
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                    18,035
                                                                   ------------
NET LOSS ON INVESTMENTS                                              (7,365,237)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $ (7,312,515)
                                                                   ============



                        See Notes to Financial Statements                      9

Phoenix-Aberdeen International Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended            Year Ended
                                                                                       11/30/02              11/30/01
                                                                                     ------------          ------------
FROM OPERATIONS
   Net investment income (loss)                                                      $     52,722          $   (251,283)
   Net realized gain (loss)                                                           (11,064,119)          (18,483,003)
   Net change in unrealized appreciation (depreciation)                                 3,698,882            (9,085,698)
                                                                                     ------------          ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (7,312,515)          (27,819,984)
                                                                                     ------------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                                      --            (1,334,129)
   Net realized short-term gains, Class B                                                      --              (250,823)
   Net realized short-term gains, Class C                                                      --               (25,633)
   Net realized long-term gains, Class A                                                       --            (8,617,750)
   Net realized long-term gains, Class B                                                       --            (1,623,844)
   Net realized long-term gains, Class C                                                       --              (165,575)
                                                                                     ------------          ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   --           (12,017,754)
                                                                                     ------------          ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (5,703,594 and 33,670,627 shares, respectively)       42,194,763           312,291,690
   Net asset value of shares issued from reinvestment of distributions
     (0 and 914,227 shares, respectively)                                                      --             9,453,391
   Cost of shares repurchased (7,674,772 and 35,384,088 shares, respectively)         (57,767,489)         (330,376,428)
                                                                                     ------------          ------------
Total                                                                                 (15,572,726)           (8,631,347)
                                                                                     ------------          ------------
CLASS B
   Proceeds from sales of shares (182,349 and 1,111,639 shares, respectively)           1,295,670            11,157,830
   Net asset value of shares issued from reinvestment of distributions
     (0 and 163,282 shares, respectively)                                                      --             1,590,340
   Cost of shares repurchased (511,224 and 1,495,539 shares, respectively)             (3,614,367)          (14,241,802)
                                                                                     ------------          ------------
Total                                                                                  (2,318,697)           (1,493,632)
                                                                                     ------------          ------------
CLASS C
   Proceeds from sales of shares (173,231 and 961,891 shares, respectively)             1,165,589             8,787,552
   Net asset value of shares issued from reinvestment of distributions
     (0 and 17,368 shares, respectively)                                                       --               168,290
   Cost of shares repurchased (214,513 and 972,712 shares, respectively)               (1,475,330)           (8,845,172)
                                                                                     ------------          ------------
Total                                                                                    (309,741)              110,670
                                                                                     ------------          ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                          (18,201,164)          (10,014,309)
                                                                                     ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              (25,513,679)          (49,852,047)

NET ASSETS
   Beginning of period                                                                 87,326,390           137,178,437
                                                                                     ------------          ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF
     NET INVESTMENT INCOME OF $0 AND ($265,882), RESPECTIVELY]                       $ 61,812,711          $ 87,326,390
                                                                                     ============          ============

10                      See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                              ----------------------------------------------------------
                                                                   2002        2001        2000        1999        1998
Net asset value, beginning of period                              $ 7.92      $11.39      $15.33      $15.98      $13.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                  0.02       (0.01)      (0.03)       0.04        0.06
   Net realized and unrealized gain (loss)                         (0.83)      (2.45)      (1.35)       2.49        3.27
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.81)      (2.46)      (1.38)       2.53        3.33
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --          --       (0.13)      (0.07)         --
   Distributions from net realized gains                              --       (1.01)      (2.43)      (3.11)      (1.24)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                              --       (1.01)      (2.56)      (3.18)      (1.24)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                          (0.81)      (3.47)      (3.94)      (0.65)       2.09
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 7.11      $ 7.92      $11.39      $15.33      $15.98
                                                                  ======      ======      ======      ======      ======
Total return(2)                                                   (10.23)%    (23.67)%    (11.96)%     19.22 %     26.17 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $52,234     $73,833    $115,219    $151,016    $171,463
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.90 %      1.81 %      1.65 %      1.53 %      1.37 %
   Net investment income (loss)                                     0.19 %     (0.10)%     (0.18)%      0.27 %      0.40 %
Portfolio turnover                                                    33 %        76 %        86 %        77 %       104 %

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                              ----------------------------------------------------------
                                                                   2002        2001        2000        1999        1998
Net asset value, beginning of period                              $ 7.40      $10.78      $14.64      $15.44      $13.56
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                 (0.04)      (0.08)      (0.13)      (0.07)      (0.05)
   Net realized and unrealized gain (loss)                         (0.76)      (2.29)      (1.27)       2.40        3.17
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.80)      (2.37)      (1.40)       2.33        3.12
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --          --       (0.03)      (0.02)         --
   Distributions from net realized gains                              --       (1.01)      (2.43)      (3.11)      (1.24)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                              --       (1.01)      (2.46)      (3.13)      (1.24)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                          (0.80)      (3.38)      (3.86)      (0.80)       1.88
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.60      $ 7.40      $10.78      $14.64      $15.44
                                                                  ======      ======      ======      ======      ======
Total return(2)                                                   (10.81)%    (24.24)%    (12.67)%     18.45 %     25.17 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $8,562     $12,047     $19,922     $23,694     $17,315
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.65 %      2.56 %      2.40 %      2.29 %      2.11 %
   Net investment income (loss)                                    (0.56)%     (0.85)%     (0.93)%     (0.51)%     (0.34)%
Portfolio turnover                                                    33 %        76 %        86 %        77 %       104 %




(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation.

                        See Notes to Financial Statements                     11

Phoenix-Aberdeen International Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS C
                                                              -----------------------------------------------
                                                                                                     FROM
                                                                    YEAR ENDED NOVEMBER 30         INCEPTION
                                                              ----------------------------------   3/30/99 TO
                                                                   2002        2001        2000     11/30/99
Net asset value, beginning of period                              $ 7.37      $10.74      $14.65      $12.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                 (0.04)      (0.07)      (0.13)      (0.08)
   Net realized and unrealized gain (loss)                         (0.77)      (2.29)      (1.26)       1.93
                                                                  ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (0.81)      (2.36)      (1.39)       1.85
                                                                  ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               --          --       (0.09)      (0.02)
   Distributions from net realized gains                              --       (1.01)      (2.43)         --
                                                                  ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                              --       (1.01)      (2.52)      (0.02)
                                                                  ------      ------      ------      ------
Change in net asset value                                          (0.81)      (3.37)      (3.91)       1.83
                                                                  ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.56      $ 7.37      $10.74      $14.65
                                                                  ======      ======      ======      ======
Total return(2)                                                   (10.99)%    (24.23)%    (12.63)%     14.41 %(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,017      $1,446      $2,037      $1,137
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.65 %      2.56 %      2.40 %      2.30 %(3)
   Net investment income (loss)                                    (0.56)%     (0.81)%     (0.90)%     (0.85)%(3)
Portfolio turnover                                                    33 %        76 %        86 %        77 %(4)




(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.

12                      See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                        INVESTMENTS AT NOVEMBER 30, 2002

                                                                SHARES          VALUE
                                                               --------     -----------
COMMON STOCKS--95.6%

REAL ESTATE INVESTMENT TRUSTS--95.6%

DIVERSIFIED--8.2%
Colonial Properties Trust ...............................       34,500      $ 1,135,740
iStar Financial, Inc. ...................................       84,000        2,305,800
Vornado Realty Trust ....................................       60,000        2,241,600
- ---------------------------------------------------------------------------------------
TOTAL DIVERSIFIED                                                             5,683,140
- ---------------------------------------------------------------------------------------

HEALTH CARE--5.9%
Health Care Property Investors, Inc. ....................       47,020        2,049,602
Health Care REIT, Inc. ..................................       24,000          668,400
Healthcare Realty Trust, Inc. ...........................       44,900        1,378,879
- ---------------------------------------------------------------------------------------
TOTAL HEALTH CARE                                                             4,096,881
- ---------------------------------------------------------------------------------------

INDUSTRIAL/OFFICE--25.1%

INDUSTRIAL--9.5%
CenterPoint Properties Corp. ............................       54,965        3,142,899
Keystone Property Trust .................................       13,900          233,520
ProLogis Trust ..........................................      131,300        3,227,354
                                                                            -----------
                                                                              6,603,773
                                                                            -----------

MIXED--2.2%
Duke Realty Corp. .......................................       36,000          900,000
Reckson Associates Realty Corp. .........................       33,000          671,550
                                                                            -----------
                                                                              1,571,550
                                                                            -----------

OFFICE--13.4%
Alexandria Real Estate Equities, Inc. ...................       42,600        1,737,654
Boston Properties, Inc. .................................       52,000        1,927,640
Corporate Office Properties Trust .......................      152,489        2,078,425


                                                                SHARES         VALUE
                                                               --------     -----------
INDUSTRIAL/OFFICE--CONTINUED

OFFICE--CONTINUED
Equity Office Properties Trust ..........................       46,000      $ 1,182,660
SL Green Realty Corp. ...................................       74,500        2,363,140
                                                                            -----------
                                                                              9,289,519
                                                                            -----------
- ---------------------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                                      17,464,842
- ---------------------------------------------------------------------------------------

LODGING/RESORTS--2.7%
Hospitality Properties Trust ............................       54,700        1,865,270

RESIDENTIAL--12.9%

APARTMENTS--12.9%
Apartment Investment & Management Co. Class A ...........       12,000          448,440
Archstone-Smith Trust ...................................       27,700          639,870
Camden Property Trust ...................................       25,000          849,750
Equity Residential ......................................       37,000          966,440
Essex Property Trust, Inc. ..............................       23,700        1,208,700
Home Properties of New York, Inc. .......................       43,000        1,408,250
Town & Country Trust (The) ..............................       63,460        1,316,795
United Dominion Realty Trust, Inc. ......................      134,800        2,092,096
- ---------------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                             8,930,341
- ---------------------------------------------------------------------------------------

RETAIL--38.8%

FREE STANDING--3.0%
Realty Income Corp. .....................................       60,500        2,114,475

REGIONAL MALLS--17.4%
CBL & Associates Properties, Inc. .......................       80,500        3,163,650
General Growth Properties, Inc. .........................       60,639        2,995,566
Macerich Co. (The) ......................................      100,000        3,041,000
Simon Property Group, Inc. ..............................       85,550        2,884,746
                                                                            -----------
                                                                             12,084,962
                                                                            -----------

16                      See Notes to Financial Statements



PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                                                SHARES          VALUE
                                                               --------     -----------
RETAIL--CONTINUED

SHOPPING CENTERS--18.4%
Chelsea Property Group, Inc. ............................       96,300      $ 3,297,312
Developers Diversified Realty Corp. .....................      140,000        3,084,200
Kimco Realty Corp. ......................................        9,000          282,150
Pan Pacific Retail Properties, Inc. .....................       83,000        2,963,100
Tanger Factory Outlet Centers, Inc. .....................       23,000          678,040
Weingarten Realty Investors .............................       65,400        2,434,188
                                                                            -----------
                                                                             12,738,990
                                                                            -----------
- ---------------------------------------------------------------------------------------
TOTAL RETAIL                                                                 26,938,427
- ---------------------------------------------------------------------------------------

SELF STORAGE--2.0%
Public Storage, Inc. ....................................       17,000          528,870
Shurgard Storage Centers, Inc. ..........................       29,063          898,047
- ---------------------------------------------------------------------------------------
TOTAL SELF STORAGE                                                            1,426,917
- ---------------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $60,620,165)                                                66,405,818
- ---------------------------------------------------------------------------------------

REAL ESTATE OPERATING COMPANIES--0.0%

DIVERSIFIED--0.0%
Vornado Operating, Inc.(b) ..............................        4,075            1,548
- ---------------------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $32,600)                                                         1,548
- ---------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.6%
(IDENTIFIED COST $60,652,765)                                                66,407,366
- ---------------------------------------------------------------------------------------

                                                STANDARD
                                                & POOR'S          PAR
                                                 RATING          VALUE
                                               (Unaudited)       (000)          VALUE
                                               -----------       -----      -----------




SHORT-TERM OBLIGATIONS--4.7%

COMMERCIAL PAPER--4.7%
Alcoa, Inc. 1.35%, 12/2/02........................ A-1          $  260      $   259,981
Govco, Inc. 1.38%, 12/2/02........................ A-1+          1,590        1,589,878
Sysco Corp. 1.30%, 12/10/02....................... A-1+          1,400        1,399,494
- ---------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,249,474)                                                  3,249,353
- ---------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $63,902,239)                                                69,656,719(a)
Other Assets and Liabilities, net--(0.3)%                                      (233,159)
                                                                            -----------
NET ASSETS--100.0%                                                          $69,423,560
                                                                            ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,655,349 and gross depreciation of $900,869 for federal income tax purposes. At November 30, 2002, the aggregate cost of securities for federal income tax purposes was $63,902,239.
(b) Non income producing.

                        See Notes to Financial Statements                     17

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2002
ASSETS
Investment securities at value
   (Identified cost $63,902,239)                                     $69,656,719
Receivables
   Fund shares sold                                                      841,477
   Dividends                                                             188,244
Prepaid expenses                                                             818
                                                                     -----------
     Total assets                                                     70,687,258
                                                                     -----------
LIABILITIES
Payables
   Cash overdraft                                                            689
   Investment securities purchased                                     1,098,133
   Fund shares repurchased                                                40,095
   Investment advisory fee                                                31,082
   Distribution fee                                                       23,962
   Transfer agent fee                                                     13,237
   Trustees' fee                                                           7,467
   Financial agent fee                                                     7,175
   Payable to adviser                                                        128
Accrued expenses                                                          41,730
                                                                     -----------
     Total liabilities                                                 1,263,698
                                                                     -----------
NET ASSETS                                                           $69,423,560
                                                                     ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                     $62,401,566
Undistributed net investment income                                      546,666
Accumulated net realized gain                                            720,848
Net unrealized appreciation                                            5,754,480
                                                                     -----------
NET ASSETS                                                           $69,423,560
                                                                     ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $51,439,515)                    3,299,026
Net asset value and offering price per share                              $15.59
Offering price per share $15.59/(1-5.75%)                                 $16.54
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $17,984,045)                    1,163,273
Net asset value and offering price per share                              $15.46

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002
INVESTMENT INCOME
Dividends                                                             $2,631,825
Interest                                                                  48,614
                                                                      ----------
     Total investment income                                           2,680,439
                                                                      ----------
EXPENSES
Investment advisory fee                                                  348,461
Distribution fee, Class A                                                 80,236
Distribution fee, Class B                                                143,671
Financial agent fee                                                       79,121
Transfer agent                                                            91,693
Professional                                                              30,498
Trustees                                                                  25,696
Registration                                                              19,093
Printing                                                                  17,188
Custodian                                                                 10,217
Miscellaneous                                                             11,778
                                                                      ----------
     Total expenses                                                      857,652
     Less expenses borne by investment adviser                         (145,899)
                                                                      ----------
     Net expenses                                                        711,753
                                                                      ----------
NET INVESTMENT INCOME                                                  1,968,686
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain                                                        721,365
Net change in unrealized appreciation (depreciation) on
   investments                                                         1,881,577
                                                                      ----------
NET GAIN ON INVESTMENTS                                                2,602,942
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $4,571,628
                                                                      ==========





18                      See Notes to Financial Statements

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended     Year Ended
                                                                                              11/30/02       11/30/01
                                                                                            ------------    -----------
FROM OPERATIONS
   Net investment income (loss)                                                             $  1,968,686    $ 1,243,622
   Net realized gain (loss)                                                                      721,365      3,058,877
   Net change in unrealized appreciation (depreciation)                                        1,881,577     (1,286,986)
                                                                                            ------------    -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 4,571,628      3,015,513
                                                                                            ------------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (1,283,478)      (798,212)
   Net investment income, Class B                                                               (506,698)      (405,433)
   Net realized long term gains, Class A                                                      (1,027,500)            --
   Net realized long term gains, Class B                                                        (572,051)            --
                                                                                            ------------    -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (3,389,727)    (1,203,645)
                                                                                            ------------    -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,399,995 and 460,444 shares, respectively)                 37,024,098      6,858,446
   Net asset value of shares issued from reinvestment of distributions
     (141,173 and 49,311 shares, respectively)                                                 2,105,658        724,953
   Cost of shares repurchased (694,050 and 597,844 shares, respectively)                     (10,634,121)    (8,810,255)
                                                                                            ------------    -----------
Total                                                                                         28,495,635     (1,226,856)
                                                                                            ------------    -----------
CLASS B
   Proceeds from sales of shares (457,929 and 157,614 shares, respectively)                    7,029,767      2,342,101
   Net asset value of shares issued from reinvestment of distributions
     (66,564 and 24,294 shares, respectively)                                                    977,666        354,856
   Cost of shares repurchased (192,916 and 273,064 shares, respectively)                      (2,934,327)    (4,000,258)
                                                                                            ------------    -----------
Total                                                                                          5,073,106     (1,303,301)
                                                                                            ------------    -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  33,568,741     (2,530,157)
                                                                                            ------------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      34,750,642       (718,289)

NET ASSETS
   Beginning of period                                                                        34,672,918     35,391,207
                                                                                            ------------    -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $546,666 AND $368,156, RESPECTIVELY]                                                   $ 69,423,560    $34,672,918
                                                                                            ============    ===========

                        See Notes to Financial Statements                     19

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                                                                          CLASS A
                                                                  -------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30
                                                                  -------------------------------------------------------
                                                                   2002        2001        2000        1999        1998
Net asset value, beginning of period                              $15.23      $14.42      $11.11      $12.25      $16.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.69(2)     0.58(2)     0.53        0.51(2)     0.55(2)
   Net realized and unrealized gain (loss)                          1.04        0.81        3.26       (1.07)      (3.18)
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.73        1.39        3.79       (0.56)      (2.63)
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.68)      (0.58)      (0.48)      (0.58)      (0.44)
   Distributions from net realized gains                           (0.69)         --          --          --       (1.07)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (1.37)      (0.58)      (0.48)      (0.58)      (1.51)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.36        0.81        3.31       (1.14)      (4.14)
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $15.59      $15.23      $14.42      $11.11      $12.25
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                    12.05%       9.85%      35.14%      (4.69)%    (17.42)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $51,440     $22,108     $22,207     $17,014     $24,686
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                            1.30%       1.30%(5)    1.30%       1.30 %      1.31 %
   Net investment income (loss)                                     4.48%       3.97%       4.14%       4.30 %      3.79 %
Portfolio turnover                                                    14%         39%         17%         22 %        11 %

                                                                                          CLASS B
                                                                  -------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30
                                                                  -------------------------------------------------------
                                                                   2002        2001        2000        1999        1998
Net asset value, beginning of period                              $15.11      $14.29      $11.04      $12.19      $16.32
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.57(2)     0.48(2)     0.42        0.42(2)     0.43(2)
   Net realized and unrealized gain (loss)                          1.03        0.80        3.24       (1.06)      (3.15)
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.60        1.28        3.66       (0.64)      (2.72)
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.56)      (0.46)      (0.41)      (0.51)      (0.34)
   Distributions from net realized gains                           (0.69)         --          --          --       (1.07)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (1.25)      (0.46)      (0.41)      (0.51)      (1.41)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.35        0.82        3.25       (1.15)      (4.13)
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $15.46      $15.11      $14.29      $11.04      $12.19
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                    11.23%       9.09%      34.05%      (5.38)%    (18.01)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $17,984     $12,565     $13,184     $12,241     $18,237
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                            2.05%       2.05%(5)    2.05%       2.05 %      2.06 %
   Net investment income (loss)                                     3.70%       3.25%       3.44%       3.54 %      3.07 %
Portfolio turnover                                                    14%         39%         17%         22 %        11 %

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.61%, 1.76%, 1.79%, 1.75%, and 1.52% for the periods ended November 30, 2002,
    2001, 2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.37%, 2.52%, 2.54%, 2.50% and 2.27% for the periods ended November 30, 2002,
    2001, 2000, 1999 and 1998, respectively.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

20                      See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                        INVESTMENTS AT NOVEMBER 30, 2002

                                                                           MOODY'S         PAR
                                                                           RATING         VALUE
                                                                         (Unaudited)       (000)           VALUE
                                                                         -----------      -------       -----------



FOREIGN GOVERNMENT SECURITIES--81.4%

ARGENTINA--1.1%
Republic of Argentina - Par 0%, 3/31/23(g)....................                Ca        $   2,000       $   900,000

BRAZIL--7.9%
Federal Republic of Brazil C Bond PIK Interest
Capitalization 8%, 4/15/14....................................                 B           10,467         6,424,112

BULGARIA--2.0%
Republic of Bulgaria 144A 8.25%, 1/15/15(c)...................                BB            1,492         1,622,550

COLOMBIA--5.0%
Republic of Colombia 11.75%, 2/25/20..........................                Ba            4,000         4,030,000

COSTA RICA--2.5%
Republic of Costa Rica RegS 8.11%, 2/1/12(h)..................                Ba            2,000         2,010,000

CZECH REPUBLIC--1.1%
Czech Republic 6.90%, 1/21/03.................................                 A           28,000(n)        909,370

ECUADOR--2.5%
Republic of Ecuador 6%, 8/15/30(b)............................               Caa            2,000           890,000
Republic of Ecuador Reg S 12%, 11/15/12                                      Caa            2,000         1,139,865
                                                                                                        -----------
                                                                                                          2,029,865
                                                                                                        -----------


HUNGARY--1.3%
Hungary T-Bills 0%, 12/27/02             .....................                 A          250,000(k)      1,040,557


                                                                           MOODY'S         PAR
                                                                           RATING         VALUE
                                                                         (Unaudited)       (000)           VALUE
                                                                         -----------      -------       -----------


IVORY COAST--2.5%
Ivory Coast PDI 0%, 3/29/18(g),(i)      ......................                 D          $11,040       $ 2,042,400

MEXICO--0.9%
Mexican Cetes 0%, 1/23/03.....................................                NR         7,353(j)           717,931

NORWAY--1.3%
Norway T-Bills Series SS73 0%, 12/18/02.......................               Aaa         7,500(l)         1,021,240

PAKISTAN--3.9%
Islamic Republic of Pakistan RegS 10%,
12/13/05(h)...................................................                 B            3,000         3,135,000

PERU--2.4%
Republic of Peru 9.125%, 1/15/08..............................                Ba            1,000           992,500
Republic of Peru 9.125%, 2/21/12..............................                Ba            1,000           941,250
                                                                                                        -----------
                                                                                                          1,933,750
                                                                                                        -----------

POLAND--0.8%
Government of Poland Series 1202 0%,
12/21/02......................................................                NR            2,800(m)        693,236

ROMANIA--1.4%
Romania 10.625%, 6/27/08......................................                 B            1,000(e)      1,158,904

RUSSIA--26.4%
Ministry Finance of Russia Series V 3%,
5/14/08.......................................................                 B            7,000         5,530,000

24                      See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                                                           MOODY'S         PAR
                                                                           RATING         VALUE
                                                                         (Unaudited)       (000)           VALUE
                                                                         -----------      -------       -----------
RUSSIA--CONTINUED
Ministry Finance of Russia Series VII 3%,
5/14/11                                 ......................                 B           $4,740       $ 3,199,500

Ministry Finance of Russia Series VIII 3%,
11/14/07(h)...................................................                 B            7,500         6,300,000

Russian Federation RegS 11%, 7/24/18(h).......................                Ba            2,000         2,370,000
Russian Federation RegS 12.75%, 6/24/28.......................                Ba            3,000         3,975,000
                                                                                                        -----------
                                                                                                         21,374,500


SLOVAKIA--0.9%
Slovakia Government 12%, 2/3/03...............................                 A        30,000(f)           717,849

SOUTH AFRICA--1.5%
Republic of South Africa Series R153 13%,
8/31/10.......................................................                 A        10,000(d)         1,205,250

TURKEY--4.7%
Republic of Turkey 11.50%, 1/23/12(h).........................                 B            1,500         1,601,250
Republic of Turkey 11.875%, 1/15/30(h)........................                 B            2,000         2,180,000
                                                                                                        -----------
                                                                                                          3,781,250


UKRAINE--4.5%
Government of Ukraine RegS 11%, 3/15/07(h)....................                 B            1,680         1,701,000
Kyivstar GSM Bonds 12.75%, 11/21/05...........................                 B            2,000         1,987,500
                                                                                                        -----------
                                                                                                          3,688,500

VENEZUELA--3.4%
Republic of Venezuela FLIRB Series A 2.688%,
3/31/07(b),(h)................................................                 B            3,428         2,785,640

VIETNAM--3.4%
Socialist Republic of Vietnam 4%, 3/12/16(b)..................                NR              750           637,500

Socialist Republic of Vietnam 3.50%,
3/12/28(b)....................................................                NR            3,275         2,128,750
                                                                                                        -----------
                                                                                                          2,766,250

- -------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $61,641,608)                                                                            65,988,154
- -------------------------------------------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--13.5%

NETHERLANDS--8.4%
Kazkommerts International BV RegS 10.125%,
5/8/07 (Diversified Financial Services).......................                Ba            2,000         2,150,000

Satelindo International Finance BV RegS
4.449%, 12/31/04 (Diversified Financial
Services)(b)..................................................                NR              667           589,999


                                                                           MOODY'S         PAR
                                                                           RATING         VALUE
                                                                         (Unaudited)       (000)           VALUE
                                                                         -----------      -------       -----------
NETHERLANDS--CONTINUED
Satelindo International Finance BV RegS
4.449%, 12/31/05 (Diversified Financial
Services)(b)                            ......................                NR             $667          $566,666

Satelindo International Finance BV
RegS 4.449%, 12/31/06 (Diversified
Financial Services)(b)........................................                NR              354           297,240

Turanalem Finance BV 11.50%,
6/28/04 (Banks)...............................................                Ba            1,000         1,068,750

Turanalem Finance BV  RegS 10%,
5/29/07 (Banks)(h)............................................                Ba            2,000         2,160,000
                                                                                                        -----------
                                                                                                          6,832,655
                                                                                                        -----------

RUSSIA--4.4%
Tyumen Oil 144A 11%, 11/6/07
(Integrated Oil & Gas)(c).....................................                NR            3,500         3,596,250

TURKEY--0.7%
European Bank for Reconstruction
and Development 0%, 5/12/05 (Banks)...........................               Aaa            1,500           551,100
- -------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $11,034,949)                                                                            10,980,005
- -------------------------------------------------------------------------------------------------------------------

                                                                                          SHARES
                                                                                        ---------
FOREIGN COMMON STOCKS--1.9%

CZECH REPUBLIC--0.2%
Komercni Banka A.S. (Banks)...................................                              2,250           154,177

PERU--0.0%
Compania de Minas Buenaventura SA ADR
(Precious Metals & Minerals)..................................                              1,000            22,470

RUSSIA--1.2%
Avtovaz (Automobile Manufacturers)(i).........................                              5,000           127,500
Cherepovets Mk Severstal (Steel)(i)...........................                              4,000           218,000
JSC Severstal - Avto (Automobile Manufacturers)(i),(o)........                              4,675                 0
Norilsk Nickel ADR (Diversified Metals & Mining)..............                             20,000           417,000
Severstal - Resurs (Diversified Metals & Mining)(i),(o).......                              4,675                 0
Surgutneftegaz  ADR (Oil & Gas Exploration &
Production)...................................................                              6,000            99,900
Tyumen Oil Co. (Integrated Oil & Gas)(i)......................                             65,000            83,037
                                                                                                        -----------
                                                                                                            945,437
                                                                                                        -----------

SOUTH AFRICA--0.3%
Gold Fields Limited (Gold)....................................                             13,200           141,730
Harmony Gold Mining Company Limited (Gold)....................                             10,000           127,323
                                                                                                        -----------
                                                                                                            269,053
                                                                                                        -----------

                        See Notes to Financial Statements                     25

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                                                                                          SHARES           VALUE
                                                                                        ---------       -----------
TURKEY--0.2%
Akbank (Banks)................................................                         40,800,000       $   169,669

- -------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,711,749)                                                                              1,560,806
- -------------------------------------------------------------------------------------------------------------------

                                                                                        NUMBER OF
                                                                                        CONTRACTS
                                                                                        ---------
OPTIONS--0.3%

Republic of Venezuela Call option 12/31/02 $69.45
(Par subject to call 3,000,000)...............................                                300            61,500

Russian Federation Reg S call option 12/31/02
$76.8125 (Par subject to call 7,000,000)......................                                700           143,500

- -------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS
(IDENTIFIED COST $137,600)                                                                                  205,000
- -------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--97.1%
(IDENTIFIED COST $74,525,906)                                                                            78,733,965(a)
Other assets and liabilities, net--2.9%                                                                   2,314,911
                                                                                                        -----------
NET ASSETS--100.0%                                                                                      $81,048,876
                                                                                                        ===========




(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,905,893 and gross depreciation of $1,835,915 for federal income tax purposes. At November 30, 2002, the aggregate cost of securities for federal income tax purposes was $75,663,987.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002 these securities amounted to a value of $5,218,800 or 6.4% of net assets.
(d) Par value represents South African Rand.
(e) Par value represents Euro.
(f) Par value represents Slovakian Koruna.
(g) Security in default.
(h) All or a portion segregated as collateral for swaps.
(i) Non-income producing.
(j) Par value represents Mexican Pesos.
(k) Par value represents Hungarian Forint.
(l) Par value represents Norwegian Krone.
(m) Par value represents Polish Zloty.
(n) Par value represents Czech Koruna.
(o) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At November 30, 2002, these securities amounted to $0 or 0% of net assets.

26                      See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2002
ASSETS
Investment securities at value
   (Identified cost $74,525,906)                                   $ 78,733,965
Foreign currency at value
   (Identified cost $487,964)                                           509,621
Net unrealized appreciation on swap agreements                           34,000
Receivables
   Investment securities sold                                         3,843,936
   Dividends and interest                                             1,798,894
   Fund shares sold                                                      16,209
Prepaid expenses                                                          1,359
                                                                   ------------
     Total assets                                                    84,937,984
                                                                   ------------
LIABILITIES
Net unrealized depreciation on forward
   foreign currency contracts                                            81,420
Options written, at value
   (Premiums received $165,009)                                          81,273
Foreign taxes payable                                                    23,257
Payables
   Cash overdraft                                                       427,739
   Investment securities purchased                                    2,990,308
   Fund shares repurchased                                               48,389
   Investment advisory fee                                               49,079
   Distribution fee                                                      46,859
   Transfer agent fee                                                    28,326
   Payable for swap contracts                                            26,756
   Financial agent fee                                                    8,653
   Trustees' fee                                                          7,467
Accrued expenses                                                         69,582
                                                                   ------------
     Total liabilities                                                3,889,108
                                                                   ------------
NET ASSETS                                                         $ 81,048,876
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $132,882,170
Undistributed net investment income                                     102,572
Accumulated net realized loss                                       (56,190,422)
Net unrealized appreciation                                           4,254,556
                                                                   ------------
NET ASSETS                                                         $ 81,048,876
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $31,400,666)                   4,614,473
Net asset value per share                                                 $6.80
Offering price per share $6.80/(1-4.75%)                                  $7.14
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $46,865,401)                   7,014,526
Net asset value and offering price per share                              $6.68
CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,782,809)                      413,731
Net asset value and offering price per share                              $6.73


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002
INVESTMENT INCOME
Interest                                                            $ 9,627,346
Dividends                                                                63,339
Foreign taxes withheld                                                   (8,169)
                                                                    -----------
     Total investment income                                          9,682,516
                                                                    -----------
EXPENSES
Investment advisory fee                                                 642,783
Distribution fee, Class A                                                82,303
Distribution fee, Class B                                               497,273
Distribution fee, Class C                                                30,559
Financial agent fee                                                     111,687
Transfer agent                                                          134,832
Custodian                                                               122,873
Professional                                                             33,655
Registration                                                             30,320
Trustees                                                                 25,696
Printing                                                                 18,792
Miscellaneous                                                            19,362
                                                                    -----------
     Total expenses                                                   1,750,135
     Custodian fees paid indirectly                                      (7,042)
                                                                    -----------
     Net expenses                                                     1,743,093
                                                                    -----------
NET INVESTMENT INCOME                                                 7,939,423
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities (net of Turkish Capital Gains
   Tax of $(53,167))                                                   (851,375)
Net realized loss on options                                           (445,000)
Net realized gain on swaps                                               20,142
Net realized loss on foreign currency transactions                     (220,045)
Net change in unrealized appreciation (depreciation)
   on investments                                                     3,870,975
Net change in unrealized appreciation (depreciation)
   on options                                                           391,136
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                   (57,728)
Net change in unrealized appreciation (depreciation) on
   swap aggrements                                                      113,000
                                                                    -----------
NET GAIN ON INVESTMENTS                                               2,821,105
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $10,760,528
                                                                    ===========


                        See Notes to Financial Statements                     27

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended     Year Ended
                                                                                              11/30/02       11/30/01
                                                                                             ----------     ----------
FROM OPERATIONS
   Net investment income (loss)                                                             $  7,939,423   $ 11,360,034
   Net realized gain (loss)                                                                   (1,496,278)   (14,971,324)
   Net change in unrealized appreciation (depreciation)                                        4,317,383      8,874,357
                                                                                            ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                10,760,528      5,263,067
                                                                                            ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (2,723,965)    (4,486,605)
   Net investment income, Class B                                                             (3,869,297)    (6,487,782)
   Net investment income, Class C                                                               (233,752)      (308,109)
   Tax return of capital, Class A                                                               (697,813)            --
   Tax return of capital, Class B                                                               (991,219)            --
   Tax return of capital, Class C                                                                (59,882)            --
                                                                                            ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (8,575,928)   (11,282,496)
                                                                                            ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,994,409 and 5,355,595 shares, respectively)               20,871,690     38,740,625
   Net asset value of shares issued from reinvestment of distributions
     (217,086 and 258,223 shares, respectively)                                                1,486,479      1,835,103
   Cost of shares repurchased (3,185,520 and 5,673,986 shares, respectively)                 (21,909,472)   (39,921,288)
                                                                                            ------------   ------------
Total                                                                                            448,697        654,440
                                                                                            ------------   ------------
CLASS B
   Proceeds from sales of shares (740,468 and 1,051,201 shares, respectively)                  5,037,710      7,411,383
   Net asset value of shares issued from reinvestment of distributions
     (228,887 and 313,905 shares, respectively)                                                1,534,789      2,193,745
   Cost of shares repurchased (1,444,637 and 1,328,449 shares, respectively)                  (9,566,955)    (9,151,393)
                                                                                            ------------   ------------
   Total                                                                                      (2,994,456)       453,735
                                                                                            ------------   ------------
CLASS C
   Proceeds from sales of shares (210,236 and 86,753 shares, respectively)                     1,416,542        605,496
   Net asset value of shares issued from reinvestment of distributions
     (12,809 and 14,782 shares, respectively)                                                     86,195        103,683
   Cost of shares repurchased (177,625 and 76,234 shares, respectively)                       (1,188,951)      (522,203)
                                                                                            ------------   ------------
   Total                                                                                         313,786        186,976
                                                                                            ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (2,231,973)     1,295,151
                                                                                            ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                         (47,373)    (4,724,278)

NET ASSETS
   Beginning of period                                                                        81,096,249     85,820,527
                                                                                            ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND
     DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
     INCOME OF $102,572 AND ($175,170), RESPECTIVELY]                                       $ 81,048,876   $ 81,096,249
                                                                                            ============   ============


28                      See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                               ---------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                               ---------------------------------------------------------
                                                                   2002(6)     2001        2000        1999        1998
Net asset value, beginning of period                              $ 6.58      $ 6.96      $ 7.69      $ 7.20      $12.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.67        0.90        1.32(2)     1.23        1.32
   Net realized and unrealized gain (loss)                          0.26       (0.36)      (1.05)       0.40       (4.22)
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.93        0.54        0.27        1.63       (2.90)
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.57)      (0.92)      (1.00)      (1.14)      (2.16)
   Distributions from net realized gains                              --          --          --          --       (0.23)
   Return of capital                                               (0.14)         --          --          --       (0.35)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (0.71)      (0.92)      (1.00)      (1.14)      (2.74)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.22       (0.38)      (0.73)       0.49       (5.64)
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.80      $ 6.58      $ 6.96      $ 7.69      $ 7.20
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                    14.55%       7.42%       2.44%      25.63%     (27.20)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $31,401     $30,202     $32,344     $54,849     $41,725
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.58%(5)    1.58%(4)    1.51%(3)    1.56%       1.43 %
   Net investment income                                            9.67%      13.09%      16.47%      17.96%      13.74 %
Portfolio turnover                                                   588%        932%        528%        326%        405 %

                                                                                        CLASS B
                                                               ---------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30
                                                               ---------------------------------------------------------
                                                               2002(6)       2001        2000        1999        1998
Net asset value, beginning of period                              $ 6.47      $ 6.86      $ 7.60      $ 7.13      $12.77
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.60        0.84        1.29(2)     1.17        1.23
   Net realized and unrealized gain (loss)                          0.27       (0.37)      (1.09)       0.40       (4.18)
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.87        0.47        0.20        1.57       (2.95)
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.53)      (0.86)      (0.94)      (1.10)      (2.13)
   Distributions from net realized gains                              --          --          --          --       (0.23)
   Return of capital                                               (0.13)         --          --          --       (0.33)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (0.66)      (0.86)      (0.94)      (1.10)      (2.69)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.21       (0.39)      (0.74)       0.47       (5.64)
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.68      $ 6.47      $ 6.86      $ 7.60      $ 7.13
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                    13.80%       6.68%       1.60%      24.52%     (27.86)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $46,865     $48,495     $51,112     $58,453     $37,270
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.33%(5)    2.33%(4)    2.26%(3)    2.31%       2.20 %
   Net investment income                                            8.91%      12.35%      16.10%      17.04%      12.98 %
Portfolio turnover                                                   588%        932%        528%        326%        405 %

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.50% for Class A and would not significantly differ for Class B.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) The ratio of operating expenses to average net assets exludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.57% for Class A and 2.32% for Class B.
(6) As required, effective December 1, 2001, the Fund has adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income (loss) per share from 0.67 to 0.65 and from 0.61 to 0.60 for Class A and Class B, respectively, and increase the net realized an unrealized gain (loss) per share from 0.27 to 0.28 and from 0.26 to 0.27 for Class A and Class B, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements                     29

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS C
                                                              ---------------------------------------------------------------
                                                                                                                    FROM
                                                                             YEAR ENDED NOVEMBER 30               INCEPTION
                                                              --------------------------------------------------  3/26/98 TO
                                                                  2002(6)       2001        2000         1999      11/30/98
Net asset value, beginning of period                              $ 6.51      $ 6.89      $ 7.63       $ 7.17     $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                            0.61        0.85        1.25(2)      1.17       0.85(2)
   Net realized and unrealized gain (loss)                          0.27       (0.37)      (1.05)        0.39      (5.10)
                                                                  ------      ------      ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.88        0.48        0.20         1.56      (4.25)
                                                                  ------      ------      ------       ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.53)      (0.86)      (0.94)       (1.10)     (0.66)
   Distributions from net realized gains                              --          --          --           --         --
   Return of capital                                               (0.13)         --          --           --      (0.17)
                                                                  ------      ------      ------       ------     ------
    TOTAL DISTRIBUTIONS                                            (0.66)      (0.86)      (0.94)       (1.10)     (0.83)
                                                                  ------      ------      ------       ------     ------
Change in net asset value                                           0.22       (0.38)      (0.74)        0.46      (5.08)
                                                                  ------      ------      ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                    $ 6.73      $ 6.51      $ 6.89       $ 7.63     $ 7.17
                                                                  ======      ======      ======       ======     ======
Total return(1)                                                    13.88%       6.65%       1.73%       24.40%    (35.33)%(5)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $2,783      $2,399      $2,365       $3,010     $1,205
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               2.33%(3)    2.33%(3)    2.26%(3)     2.31%(3)   2.29%(4)
   Net investment income                                            8.83%      12.37%      15.99%       16.47%     15.59%(4)
Portfolio turnover                                                   588%        932%        528%         326%       405%(5)




(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Annualized.
(5) Not annualized.
(6) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 8.95% to 8.83%. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

30                      See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                        INVESTMENTS AT NOVEMBER 30, 2002

                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
MUNICIPAL BONDS--96.0%
ALABAMA--4.1%
Birmingham Capital Improvement
Series A 5.50%, 8/1/25........................................                AA           $1,000       $ 1,039,170

Jefferson County Sewer Revenue
Series D 5.75%, 2/1/27 Prerefunded 2/1/07
@101..........................................................               AAA            2,000         2,255,380
                                                                                                        -----------
                                                                                                          3,294,550
                                                                                                        -----------

ARKANSAS--0.8%
Drew County Public Facilities Board Series A-2
7.90%, 8/1/11 (FNMA Collateralized)...........................               Aaa(b)           129           133,839

Jacksonville Residential Housing Facilities
Board Series A-2 7.90%, 1/1/11 (FNMA
Collateralized)...............................................               Aaa(b)           197           204,775

Lonoke County Residential Housing Facilities
Board Series A-2 7.90%, 4/1/11 (FNMA
Collateralized)...............................................               Aaa(b)           190           201,821

Stuttgart Public Facilities Board Revenue
Series A-2 7.90%, 9/1/11 (FNMA
Collateralized)...............................................               Aaa(b)            64            66,730
                                                                                                        -----------
                                                                                                            607,165
                                                                                                        -----------

CALIFORNIA--10.6%
California State Department of Water Resource
Power Supply Revenue Series A 5%, 5/1/08
(MBIA Insured)................................................               AAA            1,000         1,094,230

California State Department of Water Resource
Power Supply Revenue Series A 5.25%,
5/1/09 (MBIA Insured).........................................               AAA              750           831,570

Riverside County Single Family Revenue
Series B  Escrowed to Maturity 8.625%,
5/1/16 (GNMA Collateralized)..................................               AAA            4,300         6,033,416

South Gate Utility Authority Revenue 0%,
10/1/19 (FGIC Insured)........................................               AAA            1,385           575,357
                                                                                                        -----------
                                                                                                          8,534,573
                                                                                                        -----------

COLORADO--3.4%
Jefferson County Colorado School District
No R-0001 Series A 5.25%, 12/15/11
(FGIC Insured)................................................               AAA            2,500         2,720,375



                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
CONNECTICUT--3.2%
Mashantucket Western Pequot Tribe Special
Revenue Series A 144A Escrowed to
Maturity 6.50%, 9/1/06(c).....................................               AAA            $495        $   567,379

Mashantucket Western Pequot Tribe Special
Revenue Series A 144A  Escrowed to Maturity
6.50%, 9/1/05(c)..............................................               AAA              845           945,437

Mashantucket Western Pequot Tribe Special
Revenue Series B 144A 5.60%, 9/1/09(c)........................               Baa(b)         1,000         1,068,470
                                                                                                        -----------
                                                                                                          2,581,286
                                                                                                        -----------

FLORIDA--3.6%
Florida State Board of Education Capital Outlay
Series A 5.25%, 6/1/16........................................               AA+            1,250         1,325,175

Florida State Board of Education Capital Outlay
Series E 5.50%, 6/1/20........................................               AA+            1,500         1,600,830
                                                                                                        -----------
                                                                                                          2,926,005
                                                                                                        -----------

GEORGIA--2.7%
Cartersville Development Authority Revenue
5.625%, 5/1/09................................................                A+            2,000         2,204,400

ILLINOIS--4.3%
Chicago Board of Education Series A 6%,
1/1/20 (MBIA Insured).........................................               AAA              500           568,385

Illinois General Obligation 5.375%, 7/1/19
(MBIA Insured)................................................               AAA            1,500         1,567,170

Illinois Health Facilities Authority Revenue
Series C 7%, 4/1/08 (FSA Insured).............................               AAA            1,100         1,265,473

Metropolitan Pier & Exposition Authority
Revenue  Escrowed to Maturity 6.50%,
6/15/07 (FGIC Insured)........................................               AAA(b)            30            31,256
                                                                                                        -----------
                                                                                                          3,432,284
                                                                                                        -----------

INDIANA--4.9%
Indianapolis Local Public Improvement
Revenue Series C 0%, 1/1/03...................................              A(b)            2,500         2,496,900

Indianapolis Local Public Improvement
Waterworks Project Series A 5.25%, 7/1/33
(MBIA Insured)................................................               AAA            1,400         1,417,122
                                                                                                        -----------
                                                                                                          3,914,022
                                                                                                        -----------

34                      See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
KENTUCKY--7.0%
Kentucky State Turnpike Authority Economic
Development Revenue 0%, 1/1/10 (FGIC
Insured)......................................................               AAA           $3,300       $ 2,491,170

Louisville and Jefferson County Metropolitan
Sewer District  Series A 5.50%, 5/15/34
(MBIA Insured)................................................               AAA            2,000         2,079,240

Perry County Solid Waste Disposal Revenue
7%, 6/1/24....................................................               BBB            1,000         1,036,720
                                                                                                        -----------
                                                                                                          5,607,130
                                                                                                        -----------

LOUISIANA--3.3%
Louisiana Local Government Environmental
Facilities Community Development Authority
Revenue 5.25%, 12/1/18 (AMBAC Insured)........................               AAA            2,500         2,688,250

MASSACHUSETTS--1.3%
Massachusetts State Industrial Financing
Agency Revenue 0%, 8/1/05.....................................                A+            1,100         1,024,309

MICHIGAN--3.6%
St. Johns Public Schools General Obligation
5.10%, 5/1/25 (FGIC Q-SBLF Insured)...........................               AAA            1,000         1,024,350

Williamston Community School General
Obligation 5.50%, 5/1/25 (FGIC Q-SBLF
Insured)......................................................               AAA            1,725         1,860,136
                                                                                                        -----------
                                                                                                          2,884,486
                                                                                                        -----------

MISSISSIPPI--1.4%
Mississippi State University Educational
Building Corporation Revenue 5.25%, 8/1/15
(MBIA Insured)................................................            Aaa(b)            1,000         1,091,710

NEVADA--1.7%
Clark County General Obligation 5.375%,
6/1/15........................................................                AA            1,250         1,331,600

NEW JERSEY--4.3%
Camden County Municipal Utilities Authority
Sewer Revenue Series B 0%, 9/1/11 (FGIC
Insured)......................................................               AAA            3,000         2,100,210

New Jersey State Transportation Trust Fund
Authority Series B 5.25%, 6/15/15.............................               AAA            1,250         1,319,050
                                                                                                        -----------
                                                                                                          3,419,260
                                                                                                        -----------

NEW YORK--0.6%
Metropolitan Transportation Authority Revenue
Series A 5.25%, 11/15/31......................................               AAA              500           507,495


                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
NORTH CAROLINA--2.0%
North Carolina Municipal Power Agency
Revenue 6%, 1/1/09 (AMBAC Insured)............................               AAA           $1,385       $ 1,572,044

OHIO--1.4%
Ohio State Turnpike Commission Revenue
Series A 5.50%, 2/15/15 (FGIC Insured)........................               AAA            1,000         1,119,740

PENNSYLVANIA--8.0%
Delaware Valley Regional Finance Authority
Revenue Series B 5.70%, 7/1/27 (AMBAC
Insured)......................................................               AAA            2,000         2,209,320

Pennsylvania State Finance Authority Revenue
6.60%, 11/1/09 (GIC-SunAmerica Life
Insurance Co. Insured)........................................                 A            4,000         4,233,480
                                                                                                        -----------
                                                                                                          6,442,800
                                                                                                        -----------

SOUTH CAROLINA--1.6%
Spartanburg Waterworks Revenue 5.25%,
6/1/28 (FGIC Insured).........................................               AAA            1,250         1,276,600

TENNESSEE--4.1%
Lincoln County General Obligation 5.25%,
4/1/18 (FGIC Insured).........................................            Aaa(b)            1,440         1,558,426

Metropolitan Government Nashville &
Davidson County Health & Educational
Facilities Board Revenue 6%, 12/1/16 (AMBAC
Insured)......................................................               AAA            1,500         1,752,045
                                                                                                        -----------
                                                                                                          3,310,471
                                                                                                        -----------

TEXAS--6.2%
Midlothian Water District General Obligation
5.50%, 9/1/18 (FSA Insured)...................................               AAA            1,110         1,183,060

Round Rock Independent School District
General Obligation 5.375%, 8/1/17
(PSF-Guaranteed)..............................................               AAA            1,050         1,114,029

San Antonio Electric & Gas Revenue
Escrowed to Maturity 5%, 2/1/12...............................               AA+               15            16,260

Texas State Public Finance Authority Building
Revenue 6.25%, 8/1/09 (MBIA Insured)..........................               AAA            1,250         1,427,350

Texas State Turnpike Authority Dallas
Northway Revenue 6.50%, 1/1/09 (FGIC
Insured)......................................................               AAA            1,080         1,255,187
                                                                                                        -----------
                                                                                                          4,995,886
                                                                                                        -----------

                        See Notes to Financial Statements                     35

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
VIRGINIA--4.5%
Pittsylvania County Industrial Development
Authority Revenue Series A 7.30%, 1/1/04......................                NR           $  455       $   462,280

Pittsylvania County Industrial Development
Authority Revenue Series A 7.45%, 1/1/09......................                NR            1,000         1,019,860

Upper Occoquan Regional Sewer Authority
Revenue Series A 5.15%, 7/1/20 (MBIA
Insured)......................................................               AAA            2,000         2,119,080
                                                                                                        -----------
                                                                                                          3,601,220
                                                                                                        -----------

WASHINGTON--1.2%
Seattle General Obligation 5.125%, 7/1/22.....................               AAA            1,000         1,004,350

WEST VIRGINIA--2.6%
Upshur County Solid Waste Disposal Revenue
7%, 7/15/25...................................................               BBB            2,000         2,103,660

WISCONSIN--3.6%
Wisconsin State Clean Water Revenue
Series 1 6.875%, 6/1/11.......................................               AA+              750           895,650

Wisconsin State Health and Education
Facilities Authority Revenue 5%, 8/15/18
(Radian Insured)..............................................                AA            2,000         2,029,280
                                                                                                        -----------
                                                                                                          2,924,930
                                                                                                        -----------

- -------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $72,474,175)                                                                            77,120,601
- -------------------------------------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.0%
(IDENTIFIED COST $72,474,175)                                                                            77,120,601
- -------------------------------------------------------------------------------------------------------------------


                                                                         STANDARD
                                                                         & POOR'S          PAR
                                                                          RATING          VALUE
                                                                        (Unaudited)       (000)             VALUE
                                                                         ---------       --------       -----------
SHORT-TERM OBLIGATIONS--2.9%

COMMERCIAL PAPER--2.9%
Govco, Inc 1.38%, 12/2/02.....................................              A-1+           $2,290       $ 2,289,912

- -------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,289,912)                                                                              2,289,912
- -------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $74,764,087)                                                                            79,410,513(a)
Other assets and liabilities, net--1.1%                                                                     921,579
                                                                                                        -----------
NET ASSETS--100.0%                                                                                      $80,332,092
                                                                                                        ===========




(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,773,755 and gross depreciation of $108,258 for federal income tax purposes. At November 30, 2002, the aggregate cost of securities for federal income tax purposes was $74,745,016.
(b) As rated by Moody's or Fitch.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002 these securities amounted to a value of $2,581,286 or 3.2% of net assets. At November 30, 2002, 57.6% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC, 19.9%, MBIA, 15.2% and AMBAC, 10.2%.

36                      See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2002
ASSETS
Investment securities at value
   (Identified cost $74,764,087)                                    $79,410,513
Receivables
   Interest                                                           1,113,667
   Fund shares sold                                                         527
Prepaid expense                                                           1,296
                                                                    -----------
     Total assets                                                    80,526,003
                                                                    -----------
LIABILITIES
Payables
   Cash overdraft                                                         1,409
   Fund shares repurchased                                                1,123
   Dividend distributions                                                63,253
   Investment advisory fee                                               30,216
   Distribution fee                                                      20,172
   Transfer agent fee                                                    17,907
   Financial agent fee                                                    8,982
   Trustees' fee                                                          7,484
Accrued expenses                                                         43,365
                                                                    -----------
     Total liabilities                                                  193,911
                                                                    -----------
NET ASSETS                                                          $80,332,092
                                                                    ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $75,862,280
Distributions in excess of net investment income                        (53,506)
Accumulated net realized loss                                          (123,108)
Net unrealized appreciation                                           4,646,426
                                                                    -----------
NET ASSETS                                                          $80,332,092
                                                                    ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $74,945,050)                   6,848,223
Net asset value per share                                                $10.94
Offering price per share $10.94/(1-4.75%)                                $11.49
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $5,387,042)                      489,258
Net asset value and offering price per share                             $11.01


                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002
INVESTMENT INCOME
Interest                                                             $4,128,667
                                                                     ----------
     Total investment income                                          4,128,667
                                                                     ----------
EXPENSES
Investment advisory fee                                                 363,804
Distribution fee, Class A                                               189,400
Distribution fee, Class B                                                50,851
Financial agent fee                                                     107,736
Transfer agent fee                                                       89,323
Professional                                                             34,068
Trustees                                                                 25,714
Registration                                                             19,172
Custodian                                                                12,354
Printing                                                                 10,822
Miscellaneous                                                            16,202
                                                                     ----------
     Total expenses                                                     919,446
                                                                     ----------
NET INVESTMENT INCOME                                                 3,209,221
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                         967,054
Net change in unrealized appreciation (depreciation) on
   investments                                                           49,393
                                                                     ----------
NET GAIN ON INVESTMENTS                                               1,016,447
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $4,225,668
                                                                     ==========




                        See Notes to Financial Statements                     37

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended     Year Ended
                                                                                               11/30/02       11/30/01
                                                                                             ------------   ------------
FROM OPERATIONS
   Net investment income (loss)                                                              $ 3,209,221    $ 3,628,158
   Net realized gain (loss)                                                                      967,054      1,490,344
   Net change in unrealized appreciation (depreciation)                                           49,393      1,404,941
                                                                                             -----------    -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 4,225,668      6,523,443
                                                                                             -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (3,231,097)    (3,813,275)
   Net investment income, Class B                                                               (173,427)      (201,167)
                                                                                             -----------    -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (3,404,524)    (4,014,442)
                                                                                             -----------    -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,263,374 and 2,888,031 shares, respectively)               13,838,354     31,169,204
   Net asset value of shares issued from reinvestment of distributions
     (173,812 and 207,059 shares, respectively)                                                1,888,080      2,239,606
   Cost of shares repurchased (1,629,278 and 3,553,887 shares, respectively)                 (17,825,011)   (38,378,176)
                                                                                             -----------    -----------
Total                                                                                         (2,098,577)    (4,969,366)
                                                                                             -----------    -----------
CLASS B
   Proceeds from sales of shares (162,482 and 133,467 shares, respectively)                    1,791,866      1,457,357
   Net asset value of shares issued from reinvestment of distributions
     (8,605 and 9,730 shares, respectively)                                                       94,075        105,747
   Cost of shares repurchased (151,852 and 134,244 shares, respectively)                      (1,662,725)    (1,464,091)
                                                                                             -----------    -----------
Total                                                                                            223,216         99,013
                                                                                             -----------    -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (1,875,361)    (4,870,353)
                                                                                             -----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      (1,054,217)    (2,361,352)

NET ASSETS
   Beginning of period                                                                        81,386,309     83,747,661
                                                                                             -----------    -----------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF
     NET INVESTMENT INCOME AND
     UNDISTRIBUTED NET INVESTMENT INCOME OF ($53,506)
     AND $145,404, RESPECTIVELY]                                                             $80,332,092    $81,386,309
                                                                                             ===========    ===========




38                      See Notes to Financial Statements

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                               ---------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30
                                                               ---------------------------------------------------------
                                                                 2002(3)       2001        2000        1999        1998
Net asset value, beginning of period                              $10.83      $10.52      $10.29      $11.21      $11.17
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.44        0.48        0.57        0.52        0.57
   Net realized and unrealized gain (loss)                          0.13        0.35        0.16       (0.92)       0.20
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.57        0.83        0.73       (0.40)       0.77
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.46)      (0.52)      (0.50)      (0.52)      (0.64)
   Distributions from net realized gains                              --          --          --          --       (0.09)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (0.46)      (0.52)      (0.50)      (0.52)      (0.73)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                           0.11        0.31        0.23       (0.92)       0.04
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.94      $10.83      $10.52      $10.29      $11.21
                                                                  ------      ------      ------      ------      ------
Total return(1)                                                     5.38%       8.09%       7.25%      (3.66)%      5.75%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $74,945     $76,268     $78,878     $88,770    $107,371
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.09%       1.11%(2)    1.12%       1.01 %      0.97%
   Net investment income (loss)                                     4.02%       4.37%       5.54%       4.25 %      4.77%
Portfolio turnover                                                    41%         28%         12%         18 %        14%


                                                                                       CLASS B
                                                               ---------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30
                                                               ---------------------------------------------------------
                                                                 2002(3)       2001        2000        1999        1998
Net asset value, beginning of period                             $ 10.89      $10.56      $10.34      $11.25      $11.22
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.36        0.39        0.50        0.45        0.48
   Net realized and unrealized gain (loss)                          0.14        0.37        0.15       (0.93)       0.19
                                                                  ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.50        0.76        0.65       (0.48)       0.67
                                                                  ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.38)      (0.43)      (0.43)      (0.43)      (0.55)
   Distributions from net realized gains                              --          --          --          --       (0.09)
                                                                  ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                           (0.38)      (0.43)      (0.43)      (0.43)      (0.64)
                                                                  ------      ------      ------      ------      ------
Change in net asset value                                          0.12        0.33        0.22       (0.91)       0.03
                                                                  ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                   $11.01      $10.89      $10.56      $10.34      $11.25
                                                                  ======      ======      ======      ======      ======
Total return(1)                                                     4.62%       7.35%       6.41%      (4.35)%      4.97%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $5,387      $5,118      $4,870      $5,651      $7,001
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.84%       1.86%(2)    1.87%       1.76 %      1.69%
   Net investment income (loss)                                     3.26%       3.62%       4.77%       3.51 %      3.98%
Portfolio turnover                                                    41%         28%         12%         18 %        14%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assts excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 3.27% to 3.26% for Class B. There was no net effect for Class A. There was no net effect on net investment income (loss) per share or net realized and unrealized gain
    (loss) per share for either class. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements                     39

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND


                        INVESTMENTS AT NOVEMBER 30, 2002

                                                                                          SHARES           VALUE
                                                                                        ---------       -----------
COMMON STOCKS--97.5%
AIR FREIGHT & COURIERS--3.2%
United Parcel Service, Inc. Class B...........................                              5,700       $   361,152

APPLICATION SOFTWARE--1.9%
Intuit, Inc.(b)...............................................                              4,090           220,615

BANKS--3.1%
Bank of America Corp..........................................                              5,040           353,203

BIOTECHNOLOGY--2.9%
Amgen, Inc.(b)................................................                              7,050           332,760

BROADCASTING & CABLE TV--3.9%
Clear Channel Communications, Inc.(b).........................                             10,222           444,248

COMPUTER HARDWARE--6.4%
Dell Computer Corp.(b)........................................                             12,760           364,553
International Business Machines Corp..........................                              4,300           374,530
                                                                                                        -----------
                                                                                                            739,083
                                                                                                        -----------

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.1%
Deere & Co....................................................                              4,630           236,824

DEPARTMENT STORES--2.9%
Kohl's Corp.(b)...............................................                              4,910           336,335

DIVERSIFIED COMMERCIAL SERVICES--2.0%
eBay, Inc.(b).................................................                              3,400           234,430



                                                                                          SHARES            VALUE
                                                                                        ---------       -----------
DIVERSIFIED FINANCIAL SERVICES--10.6%
American Express Co...........................................                             11,410       $   444,191
Citigroup, Inc................................................                             10,563           410,689
Goldman Sachs Group, Inc. (The)...............................                              4,610           363,591
                                                                                                        -----------
                                                                                                          1,218,471
                                                                                                        -----------

GENERAL MERCHANDISE STORES--3.6%
Wal-Mart Stores, Inc..........................................                              7,520           407,283

HEALTH CARE EQUIPMENT--2.5%
Medtronic, Inc................................................                              6,050           282,838

HOUSEHOLD PRODUCTS--2.4%
Procter & Gamble Co. (The)....................................                              3,300           277,200

INDUSTRIAL CONGLOMERATES--6.7%
3M Co.........................................................                              2,370           307,745
General Electric Co...........................................                             17,130           464,223
                                                                                                        -----------
                                                                                                            771,968
                                                                                                        -----------

MANAGED HEALTH CARE--2.6%
WellPoint Health Networks, Inc.(b)............................                              4,470           294,260

MOVIES & ENTERTAINMENT--3.2%
Walt Disney Co. (The).........................................                             18,800           372,616

MULTI-LINE INSURANCE--1.9%
American International Group, Inc.............................                              3,400           221,510

NETWORKING EQUIPMENT--2.1%
Cisco Systems, Inc.(b)........................................                             16,420           244,986

OIL & GAS EQUIPMENT & SERVICES--2.0%
Schlumberger Ltd..............................................                              5,160           228,330


                        See Notes to Financial Statements                     43

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                                                                                          SHARES           VALUE
                                                                                        ---------       -----------
PHARMACEUTICALS--9.6%
Forest Laboratories, Inc.(b)..................................                              3,030       $   325,210
Johnson & Johnson.............................................                              5,780           329,576
Pfizer, Inc...................................................                             14,080           444,083
                                                                                                     --------------
                                                                                                          1,098,869
                                                                                                     --------------

SEMICONDUCTOR EQUIPMENT--2.1%
Applied Materials, Inc.(b)....................................                             13,920           237,336

SEMICONDUCTORS--8.4%
Intel Corp....................................................                             16,570           345,982
Texas Instruments, Inc........................................                             15,000           301,650
Xilinx, Inc.(b)...............................................                             12,860           316,870
                                                                                                     --------------
                                                                                                            964,502
                                                                                                     --------------

SOFT DRINKS--3.7%
PepsiCo, Inc..................................................                              9,910           420,977

SYSTEMS SOFTWARE--4.2%
Microsoft Corp.(b)............................................                              8,320           481,062

TELECOMMUNICATIONS EQUIPMENT--3.5%
QUALCOMM, Inc.(b).............................................                              9,680           399,010

- -------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $11,493,948)                                                                            11,179,868
- -------------------------------------------------------------------------------------------------------------------


FOREIGN COMMON STOCKS--2.7%

IT CONSULTING & SERVICES--2.7%
Accenture Ltd. Class A (Bermuda)(b)...........................                             15,700           302,225

- -------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $292,520)                                                                                  302,225
- -------------------------------------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--100.2%
(IDENTIFIED COST $11,786,468)                                                                            11,482,093
- -------------------------------------------------------------------------------------------------------------------


                                                                         STANDARD
                                                                         & POOR'S            PAR
                                                                          RATING            VALUE
                                                                        (Unaudited)          (000)         VALUE
                                                                        ----------         -------      -----------
SHORT-TERM OBLIGATIONS--0.5%

COMMERCIAL PAPER--0.5%
Wisconsin Electric Power Co. 1.30%,
12/2/02.......................................................              A-1+              $60       $    59,998

- -------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $59,998)                                                                                    59,998
- -------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $11,846,466)                                                                            11,542,091(a)
Other assets and liabilities, net--(0.7)%                                                                   (76,185)
                                                                                                        -----------
NET ASSETS--100.0%                                                                                      $11,465,906
                                                                                                        ===========




a)Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $687,618 and gross depreciation of $991,993 for federal income tax purposes. At November 30, 2002, the aggregate cost of securities for federal income tax purposes was $11,846,466.
(b) Non-income producing.

44                      See Notes to Financial Statements

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 2002

ASSETS
Investment securities at value
   (Identified cost $11,846,466)                                   $11,542,091
Receivables
   Investment securities sold                                          244,865
   Fund shares sold                                                      3,112
   Receivable from advisor                                               9,735
   Dividends                                                             6,011
Prepaid expenses                                                           212
                                                                   -----------
     Total assets                                                   11,806,026
                                                                   -----------
LIABILITIES
Payables
   Cash overdraft                                                       36,813
   Fund shares repurchased                                             223,991
   Transfer agent fee                                                   14,467
   Trustees' fee                                                         7,467
   Distribution fee                                                      3,251
   Financial agent fee                                                   4,043
Accrued expenses                                                        50,088
                                                                   -----------
     Total liabilities                                                 340,120
                                                                   -----------
NET ASSETS                                                         $11,465,906
                                                                   -----------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $19,700,469
Accumulated net realized loss                                       (7,930,188)
Net unrealized depreciation                                           (304,375)
                                                                   -----------
NET ASSETS                                                         $11,465,906
                                                                   ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $3,247,642)                     557,784
Net asset value per share                                                $5.82
Offering price per share $5.82/(1-5.75%)                                 $6.18

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,019,746)                     178,761
Net asset value and offering price per share                             $5.70

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,895,557)                     332,178
Net asset value and offering price per share                             $5.71

CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $5,302,961)                     904,411
Net asset value and offering price per share                             $5.86



                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2002

INVESTMENT INCOME
Dividends                                                           $  127,137
Interest                                                                12,157
                                                                   -----------
     Total investment income                                           139,294
                                                                   -----------
EXPENSES
Investment advisory fee                                                111,361
Distribution fee, Class A                                               14,017
Distribution fee, Class B                                               13,797
Distribution fee, Class C                                               25,037
Financial agent fee                                                     53,623
Transfer agent                                                          81,725
Professional                                                            33,024
Registration                                                            32,302
Trustees                                                                25,696
Custodian                                                                7,740
Printing                                                                 7,731
Miscellaneous                                                            9,648
                                                                   -----------
     Total expenses                                                    415,701
     Custodian fees paid indirectly                                         (7)
     Less expenses borne by investment advisor                        (199,551)
                                                                  ------------
     Net expenses                                                      216,143
                                                                   -----------
NET INVESTMENT LOSS                                                    (76,849)
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (4,046,810)
Net change in unrealized appreciation (depreciation)
   on investments                                                     (213,356)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (4,260,166)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(4,337,015)
                                                                   ===========


                        See Notes to Financial Statements                     45

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED            YEAR ENDED
                                                                                        11/30/02              11/30/01
                                                                                      -----------           -----------
FROM OPERATIONS
   Net investment income (loss)                                                       $   (76,849)          $   (48,695)
   Net realized gain (loss)                                                            (4,046,810)           (3,266,443)
   Net change in unrealized appreciation (depreciation)                                  (213,356)              495,965
                                                                                      -----------           -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (4,337,015)           (2,819,173)
                                                                                      -----------           -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (141,247 and 448,236 shares, respectively)               985,836             3,757,851
   Cost of shares repurchased (484,998 and 211,894 shares, respectively)               (2,989,205)           (1,804,124)
                                                                                      -----------           -----------
Total                                                                                  (2,003,369)            1,953,727
                                                                                      -----------           -----------
CLASS B
   Proceeds from sales of shares (41,137 and 97,825 shares, respectively)                 302,765               852,578
   Cost of shares repurchased (64,424 and 56,007 shares, respectively)                   (389,736)             (427,222)
                                                                                      -----------           -----------
Total                                                                                     (86,971)              425,356
                                                                                      -----------           -----------
CLASS C
   Proceeds from sales of shares (54,580 and 358,239 shares, respectively)                378,087             2,877,447
   Cost of shares repurchased (127,137 and 192,361 shares, respectively)                 (793,749)           (1,486,228)
                                                                                      -----------           -----------
Total                                                                                    (415,662)            1,391,219
                                                                                      -----------           -----------
CLASS X
   Proceeds from sales of shares (536,695 and 569,236 shares, respectively)             3,556,027             4,986,626
   Cost of shares repurchased (319,162 and 25,153 shares, respectively)                (1,964,711)             (187,307)
                                                                                      -----------           -----------
Total                                                                                   1,591,316             4,799,319
                                                                                      -----------           -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                             (914,686)            8,569,621
                                                                                      -----------           -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                               (5,251,701)            5,750,448

NET ASSETS
   Beginning of period                                                                 16,717,607            10,967,159
                                                                                      -----------           -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
     AND $0, RESPECTIVELY]                                                            $11,465,906           $16,717,607
                                                                                      ===========           ===========



46                      See Notes to Financial Statements

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                                                         FINANCIAL HIGHLIGHTS
                               (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                                         CLASS A                                        CLASS B
                                            -------------------------------------      ---------------------------------------
                                                                          FROM                                       FROM
                                                                        INCEPTION                                  INCEPTION
                                             YEAR ENDED    YEAR ENDED   3/1/00 TO      YEAR ENDED    YEAR ENDED    3/1/00 TO
                                              11/30/02      11/30/01     11/30/00        11/30/02      11/30/01     11/30/00
Net asset value, beginning of period           $ 7.63       $ 9.10       $10.00           $ 7.53       $ 9.05       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)              (0.03)       (0.01)        0.01            (0.08)       (0.08)       (0.06)
   Net realized and unrealized gain (loss)      (1.78)       (1.46)       (0.91)           (1.75)       (1.44)       (0.89)
                                               ------       ------       ------           ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS           (1.81)       (1.47)       (0.90)           (1.83)       (1.52)       (0.95)
                                               ------       ------       -------          -------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income            --           --           --               --           --           --
   Distributions from net realized gains           --           --           --               --           --           --
                                               ------       ------       ------           ------       ------       ------
     TOTAL DISTRIBUTIONS                           --           --           --               --           --           --
                                               ------       ------       ------           ------       ------       ------
Change in net asset value                       (1.81)       (1.47)       (0.90)           (1.83)       (1.52)       (0.95)
                                               ------       ------       ------           ------       ------       ------
NET ASSET VALUE, END OF PERIOD                 $ 5.82       $ 7.63       $ 9.10           $ 5.70       $ 7.53       $ 9.05
                                               ======       ======-      ======           ======       ======       ======

Total return(1)                                (23.72)%     (16.15)%      (9.00)%(3)      (24.30)%     (16.80)%      (9.50)%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)       $3,248       $6,881       $6,053           $1,020       $1,522       $1,450
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                         1.35 %(7)    1.35 %(7)    1.35 %(2)        2.10 %(7)    2.10 %(7)    2.10 %(2)
   Net investment income (loss)                 (0.41)%      (0.16)%       0.13 %(2)       (1.17)%      (0.91)%      (0.69)%(2)
   Portfolio turnover                             116 %         92 %         41 %(3)         116 %         92 %         41 %(3)



                                                         CLASS C                                        CLASS X
                                          ---------------------------------------      ---------------------------------------
                                                                        FROM                                         FROM
                                                                      INCEPTION                                    INCEPTION
                                          YEAR ENDED    YEAR ENDED    3/1/00 TO        YEAR ENDED    YEAR ENDED    3/1/00 TO
                                           11/30/02      11/30/01     11/30/00          11/30/02      11/30/01     11/30/00
Net asset value, beginning of period           $ 7.54       $ 9.05       $10.00           $ 7.66       $ 9.12       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)              (0.08)       (0.08)       (0.07)           (0.01)          --         0.03
   Net realized and unrealized gain (loss)      (1.75)       (1.43)       (0.88)           (1.79)       (1.46)       (0.91)
                                               -------      ------       ------           ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS           (1.83)       (1.51)       (0.95)           (1.80)       (1.46)       (0.88)
                                               -------      ------       ------           ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income            --           --           --               --           --           --
   Distributions from net realized gains           --           --           --               --           --           --
                                               ------       ------       ------           --------     ------       ------
     TOTAL DISTRIBUTIONS                           --           --           --               --           --           --
                                               ------       ------       ------           --------     ------       ------
Change in net asset value                       (1.83)       (1.51)       (0.95)           (1.80)       (1.46)       (0.88)
                                               ------       ------       ------           ------       ------       ------
NET ASSET VALUE, END OF PERIOD                 $ 5.71       $ 7.54       $ 9.05           $ 5.86       $ 7.66       $ 9.12
                                               ======       ======       ======           ======       ======       ======

Total return(1)                                (24.27)%     (16.69)%      (9.50)%(3)      (23.50)%     (16.01)%      (8.80)%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)       $1,896       $3,050       $2,162           $5,303       $5,265       $1,302
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                         2.10 %(7)    2.10 %(7)    2.10 %(2)        1.10 %(7)    1.10 %(7)    1.10 %(2)
   Net investment income (loss)                 (1.16)%      (0.91)%      (0.71)%(2)       (0.16)%       0.04 %       0.33 %(2)
Portfolio turnover                                116 %         92 %         41 %(3)         116 %         92 %         41 %(3)

(1) Maximum sales charges are not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.68%, 2.64% and 4.23% for Class A and 3.43%, 3.41% and 4.98% for Class B for the periods ended November 30, 2002, 2001 and 2000, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.43%, 3.38% and 4.98% for Class C and 2.45%, 2.37% and 3.98% for Class X for the periods ended November 30, 2002, 2001 and 2000, respectively.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements                     47

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. To date, five Funds are offered for sale: International Fund, Real Estate Securities Fund, Emerging Markets Bond Fund, Tax-Exempt Bond Fund and Tax Sensitive Growth Fund. Each Fund has distinct investment objectives. The International Fund is a diversified Fund and seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Fund is a non-diversified Fund and seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Fund is a diversified Fund and seeks to achieve high current income with a secondary objective of long-term capital appreciation. The Tax-Exempt Bond Fund is a diversified Fund and seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Tax Sensitive Growth Fund is a diversified Fund and seeks as its investment objective appreciation of capital consistent with maximizing after-tax returns.

   The Trust offers both Class A and Class B shares on each Fund. Additionally, the Trust offers two additional classes of shares, Class C on International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund and Class X on Tax Sensitive Growth Fund. Class X shares are sold without a sales charge. Class A shares of International Fund, Real Estate Securities Fund and Tax Sensitive Growth Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of the Emerging Markets Bond Fund and Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis. The Trust amortizes premiums and accretes discounts using the effective interest method.

   Effective December 1, 2001, the Trust adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of each of the Funds or each of the Fund's net asset values.

   The effect of this change for the year ended November 30, 2002 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses) for each Fund as detailed below. The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change.

                 Increase (Decrease)     Net Unrealized        Net Realized
                  In Net Investment       Appreciation             Gains
                       Income            (Depreciation)          (Losses)
                 -------------------     --------------        ------------
Emerging Markets
  Bond Fund          $(95,682)              $78,517              $17,165
Tax-Exempt
  Bond Fund            (4,841)                   --                4,841

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)

under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.
   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain prior year distribution amounts have been reclassified to conform to current year presentation.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   The International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Real Estate Securities Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At November 30, 2002, the Funds had no futures contracts.

H. OPTIONS:

   The Trust (with the exception of the Real Estate Securities Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   The Trust may purchase options which are included in the Trust's Schedules of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)


I. LOAN AGREEMENTS:

   The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At November 30, 2002, the Trust had no loan agreements.

J. SECURITY LENDING:

   The Trust (with the exception of the Real Estate Securities Fund) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers Harriman, custodian for the International Fund. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 2002, the Trust had no securities on loan.

K. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

L. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   The Trust (with the exception of the Real Estate Securities Fund and the International Fund) may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

M. SWAP AGREEMENTS:

   The Emerging Market Bond Fund may invest in swap agreements.
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the funds with another party of their respective commitments to pay or receive interest or foreign currency, (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Fund's custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.
   At November 30, 2002, the Emerging Markets Bond Fund had the following swap agreements outstanding:
                                                                   Unrealized
                                                                  Appreciation
Notional Amount                                                  (Depreciation)
- ---------------                                                 --------------
$1,000,000  Agreement with Deutsche Bank dated February 27,
            2002, terminating on March 4, 2005, to pay 0.90%
            per year times the notional amount. The fund receives
            only upon a default event in the Federation of Malaysia,
            the notional amount times the difference between the
            reference amount and the then market value of
            Federation of Malaysia 8.75% bond due June 01,
            2009.                                                     $ (2,000)

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)

                                                                   Unrealized
                                                                  Appreciation
Notional Amount                                                  (Depreciation)
- ---------------                                                 --------------
$2,000,000  Agreement with Deutsche Bank dated January 30,
            2002, terminating on February 4, 2007, to pay 0.30%
            per year times the notional amount. The fund receives
            only upon a default event in the Government of Japan,
            the notional amount times the difference between the
            reference amount and the then market value of
            Government of Japan 1.40% bond due December 20,
            2011.                                                      $(4,000)

$1,000,000  Agreement with Deutsche Bank dated February 27,
            2002, terminating on March 4, 2007, to pay 0.60%
            per year times the notional amount. The fund receives
            only upon a default event in the Republic of Korea,
            the notional amount times the difference between the
            reference amount and the then market value of
            Republic of Korea 8.875% bond due April 15, 2008.          $(1,000)

$2,000,000  Agreement with Deutsche Bank dated February 22,
            2002, terminating on February 27, 2007, to pay 0.87%
            per year times the notional amount. The fund receives
            only upon a default event in the the State of Qatar,
            the notional amount times the difference between
            the reference amount and the then market value of
            the State of Qatar 9.50% bond due May 21, 2009.            $45,000

$1,000,000  Agreement with Deutsche Bank dated January 11,
            2002, terminating on January 16, 2003, to pay 4.40%
            per year times the notional amount. The fund receives
            only upon a default event in the Republic of Turkey,
            the notional amount times the difference between the
            reference amount and the then market value of
            Republic of Turkey 11.875% bond due January 15,
            2030.                                                      $(3,000)
$1,000,000  Agreement with Deutsche Bank dated February 27,
            2002, terminating on March 4, 2007, to pay 0.47%
            per year times the notional amount. The fund receives
            only upon a default event in the Republic of Poland,
            the notional amount times the difference between the
            reference amount and the then market value of
            Republic of Poland 6% bond due October 27,
            2014.                                                      $(1,000)
                                                                       -------
                                                                       $34,000
                                                                       =======

2. INVESTMENT ADVISORY FEE AND RELATED PARTY
   TRANSACTIONS

   As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., ("PIC") an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and Duff & Phelps Investment Management Co. ("DPIM"), an indirect wholly-owned subsidiary of PNX, the Adviser for the Real Estate Securities Fund, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:
                                       1st             $1-2         $2 +
                                   $1 Billion         Billion      Billion
                                   ----------        --------     -------
International Fund ..............     0.75%            0.70%        0.65%
Real Estate Securities Fund .....     0.75%            0.70%        0.65%
Emerging Markets Bond Fund ......     0.75%            0.70%        0.65%
Tax-Exempt Bond Fund ............     0.45%            0.40%        0.35%
Tax Sensitive Growth Fund .......     0.75%            0.70%        0.65%

   DPIM has agreed to voluntarily reimburse the Real Estate Securities Fund through March 31, 2003, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B shares.
   PIC has agreed to voluntarily reimburse the Tax Sensitive Growth Fund through March 31, 2003, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.10% of the average daily net assets for Class X Shares, 1.35% of the average daily net assets for Class A shares, 2.10% of the average daily net assets for Class B shares and 2.10% of the average daily net assets for Class C shares.
   Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the International Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC of which PNX owns approximately 20%. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the International Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   Seneca Capital Management LLC ("Seneca") is subadvisor to the Tax Sensitive Growth Fund; a majority of the equity interests of Seneca is owned by Phoenix Investment Partners, Ltd. an indirect, wholly-owned subsidiary of PNX. For its services, Seneca is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Tax Sensitive Growth Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions and deferred sales charges for the year ended November 30, 2002 as follows:

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)

                                    Class A         Class B        Class C
                                   Net Selling     Deferred        Deferred
                                   Commissions   Sales Charges   Sales Charges
                                   -----------   -------------   -------------
International Fund .............    $13,501         $ 30,320         $  322
Real Estate Securities Fund ....     35,832           21,465             --
Emerging Markets Bond Fund .....     12,260          120,633          4,072
Tax-Exempt Bond Fund ...........     19,289            8,527             --
Tax Sensitive Growth Fund ......      6,913            4,337            348


   In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that the total amount expensed for the year ended November 30, 2002 was allocated as follows:

                                                                  Distribution Fee             Distribution Fee
                                         Distribution Fee            Paid Out to                   Paid to
                                            Retained by              Unaffiliated               W. S. Griffith
                                            Distributor              Participants              Securities, Inc.
                                         ----------------         -----------------           ------------------
International Fund ...................       $ 98,331                   $150,845                   $23,216
Real Estate Securities Fund ..........        150,761                     66,561                     6,585
Emerging Markets Bond Fund ...........        418,468                    186,504                     5,163
Tax-Exempt Bond Fund .................         59,679                    156,592                    23,980
Tax Sensitive Growth Fund ............         27,075                     22,972                     2,804

   W.S. Griffith Securities, Inc. is an indirect subsidiary of PNX.
   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended November 30, 2002, financial agent fees were $454,346 as reported in the Statement of Operations, of which PEPCO received $40,194 per fund. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 2002, transfer agent fees were $741,605 as reported in the Statement of Operations, of which PEPCO retained the following:

                                             Transfer Agent
                                              Fee Retained
                                             --------------
International Fund .........................    $130,444
Real Estate Securities Fund ................      22,075
Emerging Markets Bond Fund .................      35,680
Tax-Exempt Bond Fund .......................      27,277

   For the year ended November 30, 2002, the Tax Sensitive Growth Fund paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions of $4,887 in connection with portfolio transactions effected by it.
   At November 30, 2002 PNX and affiliates and the retirement plans of PNX and affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:

                                                          Aggregate
                                                          Net Asset
                                      Shares                Value
                                     --------            -----------
International Fund
        --Class A .................    12,488            $   88,790
        --Class C .................    10,278                67,424
Real Estate Securities Fund
        --Class A .................   376,100             5,863,399
        --Class B .................    14,913               230,555
Emerging Markets Bond Fund
        --Class B .................    17,508               116,953
Tax-Exempt Bond Fund
        --Class A .................   197,530             2,160,978
Tax Sensitive Growth Fund
        --Class X .................    50,641               296,756

3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the year ended November 30, 2002 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:
                                       Purchases                  Sales
                                     ------------             ------------
International Fund ................  $ 24,012,513             $ 40,935,584
Real Estate Securities Fund .......    37,678,786                6,062,686
Emerging Markets Bond Fund ........   466,257,068              463,780,790
Tax-Exempt Bond Fund ..............    31,451,012               35,041,142
Tax Sensitive Growth Fund .........    16,551,090               16,844,367

Written option activity during the year ended November 30, 2002, for the Emerging Markets Bond Fund aggregated the following:

                                       Number of                Amount of
                                   Option Contracts              Premium
                                   ----------------             ----------

Option contracts outstanding at
  November 30, 2001 ...............         0                   $      --
Option contracts written ..........       650                     191,509
Option contracts sold .............        --                          --
Option contracts exercised ........       (50)                    (26,500)
Option contracts expired ..........        --                          --
                                          ---                   ---------
Option contracts outstanding at
  November 30, 2002 ...............       600                   $ 165,009
                                          ===                   =========

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)

   At November 30, 2002, the Emerging Markets Bond Fund had outstanding written options as follows:

                                                                 Par Subject   Par Subject   Expiration   Exercise      Market
    Call Option                                                    to Call       to Put         Date        Price        Value
    -----------                                                  -----------   -----------   ----------   --------     --------
Federal Republic of Brazil C Bond PIK Interest Capitalization     2,000,000            n/a    12/20/02    $62.000      $(27,091)
Federal Republic of Brazil C Bond PIK Interest Capitalization           n/a      2,000,000      1/7/03     52.625       (21,550)
Federal Republic of Brazil C Bond PIK Interest Capitalization           n/a      2,000,000      1/7/03     54.875       (32,632)
                                                                                                                       --------
                                                                                                                       $(81,273)
                                                                                                                       ========

4. FORWARD CURRENCY CONTRACTS
   As of November 30, 2002, the Emerging Markets Bond Fund had entered into the following forward currency contracts which contractually obligate the Fund to receive currency at the specified date:

                                                                                                               Net
                                                                                                           Unrealized
                                                                                                          Appreciation
Contract to Receive            In Exchange for               Settlement Date             Value           (Depreciation)
- -------------------            ----------------              ---------------         -------------       --------------
USD 1,000,801                  NOK 7,500,000                 12/20/02                $(1,019,598)           $(18,797)
USD 981,884                    ZAR 10,000,000                1/6/03                  $(1,065,659)            (83,775)
USD 1,052,853                  HUF 250,000,000               12/31/02                $(1,037,298)             15,555
USD 693,722                    PLZ 2,800,000                 12/27/02                $(694,709)                 (987)
PLZ 2,800,000                  USD 698,603                   12/27/02                $694,709                 (3,894)
USD 307,787                    TRL 500,000,000,000           12/9/02                 $(307,787)                   --
TRL 500,000,000,000            USD 297,309                   12/9/02                 $307,787                  10,478
                                                                                                             --------
                                                                                                             $(81,420)
                                                                                                             ========


USD               United States Dollar
NOK               Norwegian Krone
ZAR               South African Rand
HUF               Hungarian Forint
PLZ               Polish Zloty
TRL               Turkish Lira


5. CREDIT RISK AND ASSET CONCENTRATION
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.
   Certain funds may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

6. OTHER
   At November 30, 2002, Real Estate Securities Fund had 1 omnibus shareholder acccount, comprised of several individual shareholders, which individually amounted to 12.9% of the total shares outstanding. The account is not affiliated with PNX.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2002 (CONTINUED)


7. FEDERAL INCOME TAX INFORMATION
   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                                    Expiration Year
                                  ----------------------------------------------
                                      2005               2006             2007
                                      ----               ----             ----
International Fund                          --                 --             --
Emerging Markets
   Bond Fund ...................   $30,546,428         $4,141,783             --
Tax-Exempt Bond Fund ...........            --                 --       $123,108
Tax Sensitive Growth Fund ......            --                 --             --

                                              Expiration Year
                                     ------------------------------------------
                                      2008               2009           2010
                                      ----               ----           ----
International Fund                          --        $18,050,013    $11,155,422
Emerging Markets
   Bond Fund ...................   $15,783,427          5,098,571             --
Tax-Exempt Bond Fund ...........            --                 --             --
Tax Sensitive Growth Fund ......       616,935          3,266,443      4,046,810

   The following funds Fund utilized losses deferred in prior years against current year capital gains as follows:

Emerging Markets Bond Fund .........................................  $1,124,053
Tax-Exempt Bond Fund ...............................................   1,006,442

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedule of Investments) consist of undistributed ordinary income of $546,666 for Real Estate Securities Fund, $9,747 for the Tax-Exempt Bond Fund, all of which is tax-exempt income and $0 for all other funds and undistributed long-term capital gains of $720,848 for Real Estate Securities Fund and $0 for all other funds.
   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.
   For the fiscal year ended November 30, 2002, the Tax-Exempt Bond Fund distributed $3,351,765 of exempt-interest dividends.


8. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended November 30, 2002, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Trust. The following Funds recorded reclassifications to increase (decrease) the accounts listed below:

                                    Capital Paid-in        Undistributed
                                       on Shares                Net               Accumulated
                                       Beneficial            Investment           Net Realized
                                        Interest            Income (Loss)          Gain (Loss)
                                    ---------------        ---------------        ------------
International Fund                     $(145,386)             $213,160             $ (67,774)
Emerging Markets Bond Fund               530,455              (834,667)             1,365,122
Tax-Exempt Bond Fund                     (43,467)               (3,607)                47,074
Tax Sensitive Growth Fund                (76,849)               76,849                     --


                                                       TAX NOTICE (UNAUDITED)

   For federal income tax purposes, 98.5% of the income dividends paid by the Tax-Exempt Bond Fund qualify as exempt-interest dividends.
   For the fiscal year ended November 30, 2002 the following Funds distributed long-term capital gains dividends:
Real Estate Securities Fund ............. $721,365


This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LOGO OMITTED]

To the Board of Trustees and Shareholders of Phoenix Multi-Portfolio Fund


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax-Exempt Bond Fund and Phoenix-Seneca Tax Sensitive Fund (constituting Phoenix Multi-Portfolio Fund, hereafter referred to as the "Trust") at November 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.



/s/PricewatehouseCoopers LLP



Boston, Massachusetts
January 10, 2003

PHOENIX-ABERDEEN INTERNATIONAL FUND

                           INVESTMENTS AT MAY 31, 2003
                                   (UNAUDITED)



                                                        SHARES       VALUE
                                                       --------    ---------
FOREIGN COMMON STOCKS--96.0%

AUSTRALIA--1.5%
QBE Insurance Group Ltd. (Property & Casualty
Insurance) ..........................................   153,000    $ 895,332

BELGIUM--2.1%
Interbrew (Brewers) .................................    58,000    1,222,431

BRAZIL--1.9%
Companhia Paranaense de Energia-Copel ADR
(Electric Utilities)(b) .............................   168,000      546,000
Unibanco-Uniao de Bancos Brasileiros SA GDR
(Diversified Banks) .................................    30,000      532,800
                                                                 -----------
                                                                   1,078,800
                                                                 -----------

FINLAND--3.6%
Nokia Oyj (Communications Equipment) ................    53,300      959,129
Stora Enso Oyj (Paper Products) .....................   106,000    1,103,336
                                                                 -----------
                                                                   2,062,465
                                                                 -----------

FRANCE--8.8%
Aventis SA (Pharmaceuticals) ........................    17,780      928,063
L'Oreal SA (Household Products) .....................    16,800    1,219,138
Schneider Electric SA (Industrial Machinery) ........    14,270      652,375
Total Fina Elf SA (Oil & Gas Refining, Marketing &
Transportation) .....................................     7,605    1,113,594
Valeo SA (Auto Parts & Equipment) ...................    43,000    1,188,488
                                                                 -----------
                                                                   5,101,658
                                                                 -----------

GERMANY--4.7%
BASF AG (Diversified Chemicals) .....................    22,000      936,677
Bayerische Motoren Werke AG (Automobile
Manufacturers) ......................................    18,390      627,246
Metro AG (Department Stores) ........................    36,600    1,141,598
                                                                 -----------
                                                                   2,705,521
                                                                 -----------

HONG KONG--4.3%
China Mobile (Hong Kong) Ltd. (Wireless
Telecommunication Services) .........................   356,800      814,365
Giordano International Ltd. (Apparel Retail) ........ 2,599,000      791,488
Swire Pacific Ltd. Class B (Multi-Sector
Holdings) ........................................... 1,307,500      880,188
                                                                 -----------
                                                                   2,486,041
                                                                 -----------


                                                        SHARES        VALUE
                                                       --------     --------
ITALY--6.8%
ENI SpA (Integrated Oil & Gas) ......................   104,568   $1,687,374
Telecom Italia Mobile SpA (Wireless
Telecommunication Services) .........................   166,000      868,814
Telecom Italia SpA (Integrated Telecommunication
Services) ...........................................   147,000    1,358,934
                                                                 -----------
                                                                   3,915,122
                                                                 -----------

JAPAN--18.6%
Canon, Inc. (Office Electronics) ....................    22,000      919,694
Fuji Photo Film Co. Ltd. (Photographic Products) ....    27,000      747,209
Fujikura Ltd. (Industrial Machinery) ................   307,000      880,406
Honda Motor Co. Ltd. (Automobile Manufacturers) .....    20,900      753,137
Kao Corp. (Household Products) ......................    42,000      772,543
Mabuchi Motor Co. Ltd. (Industrial Machinery) .......    11,200      810,936
Nippon Television Network Corp. (Broadcasting &
Cable TV) ...........................................     6,400      626,061
NTT DoCoMo, Inc. (Wireless Telecommunication
Services) ...........................................       270      566,615
Olympus Optical Co. Ltd. (Health Care Equipment) ....    33,000      623,552
Orix Corp. (Consumer Finance) .......................    13,500      645,625
Rohm Co. Ltd. (Semiconductors) ......................     7,700      794,432
Shin-Etsu Chemical Co. Ltd. (Diversified Chemicals) .    28,000      856,820
Takeda Chemical Industries Ltd. (Pharmaceuticals)        27,000    1,058,735
Uni-Charm Corp. (Household Products) ................    16,000      694,285
                                                                 -----------
                                                                  10,750,050
                                                                 -----------

LUXEMBOURG--1.3%
Arcelor (Steel) .....................................    66,873      743,260

MEXICO--1.0%
Telefonos de Mexico SA de CV ADR Series L
(Integrated Telecommunication Services) .............    19,000      575,700

NETHERLANDS--4.8%
IHC Caland NV (Oil & Gas Equipment & Services) ......    18,500      979,353
ING Groep NV (Other Diversified Financial Services) .    42,413      683,405
TPG NV (Air Freight & Couriers) .....................    64,000    1,109,522
                                                                 -----------
                                                                   2,772,280
                                                                 -----------

SINGAPORE--3.9%
City Developments Ltd. (Real Estate Management &
Development) ........................................   533,000    1,210,658
Oversea-Chinese Banking Corp. Ltd. (Diversified
Banks) ..............................................   200,000    1,060,757
                                                                 -----------
                                                                   2,271,415
                                                                 -----------



                        See Notes to Financial Statements                      3

Phoenix-Aberdeen International Fund




                                                        SHARES        VALUE
                                                       --------     --------
SOUTH KOREA--2.1%
Kookmin Bank ADR (Diversified Banks) ................    42,700   $1,220,793

SWEDEN--4.0%
Nordea AB (Diversified Banks) .......................   117,000      594,929
Svenska Handelsbanken AB Class A (Diversified
Banks) ..............................................    35,000      603,748
Volvo AB Class B (Construction, Farm Machinery &
Heavy Trucks) .......................................    52,100    1,099,927
                                                                 -----------
                                                                   2,298,604
                                                                 -----------

SWITZERLAND--6.1%
Nestle SA Registered Shares (Packaged Foods &
Meats) ..............................................     6,150    1,289,090
Swiss Re Registered Shares (Property & Casualty
Insurance) ..........................................    19,200    1,233,878
UBS AG Registered Shares (Diversified Capital
Markets) ............................................    11,300      609,062
Zurich Financial Services AG (Property & Casualty
Insurance)(b) .......................................     3,400      412,460
                                                                 -----------
                                                                   3,544,490
                                                                 -----------

UNITED KINGDOM--20.5%
AstraZeneca plc (Pharmaceuticals) ...................    27,400    1,110,150
BP plc (Integrated Oil & Gas) .......................   225,000    1,540,869
British American Tobacco plc (Tobacco) ..............    59,000      633,624
BT Group plc (Integrated Telecommunication
Services)(b) ........................................   290,100      914,924
Cadbury Schweppes plc (Packaged Foods & Meats) ......    97,000      564,166
GlaxoSmithKline plc (Pharmaceuticals) ...............    90,000    1,776,791
HSBC Holdings plc (Diversified Banks) ...............    46,500      549,282
Prudential plc (Life & Health Insurance) ............   103,500      644,363
Sainsbury (J) plc (Food Retail) .....................   374,500    1,661,220
Shell Transport & Trading Co. plc (Integrated Oil
& Gas) ..............................................   196,000    1,287,678
Standard Chartered plc (Diversified Banks) ..........    15,511      185,638
Vodafone Group plc (Wireless Telecommunication
Services)(b) ........................................   264,000      573,095
Whitbread plc (Restaurants) .........................    41,500      430,386
                                                                 -----------
                                                                  11,872,186
                                                                 -----------
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $62,529,082)                                     55,516,148
----------------------------------------------------------------------------

                                                        SHARES        VALUE
                                                       --------     --------
FOREIGN PREFERRED STOCKS--2.8%

SOUTH KOREA--2.8%
Samsung Electronics Co. Ltd. Pfd. (Semiconductors) ..    12,200   $1,613,516
----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $862,226)                                         1,613,516
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.8%
(IDENTIFIED COST $63,391,308)                                     57,129,664
----------------------------------------------------------------------------


                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)
                                               --------  -------
SHORT-TERM OBLIGATIONS--0.7%

COMMERCIAL PAPER--0.7%
Alcoa, Inc. 1.37%, 6/2/03 .....................   A-1      $405      404,984
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $404,984)                                           404,984
----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.5%
(IDENTIFIED COST $63,796,292)                                     57,534,648(a)

Other assets and liabilities, net--0.5%                              280,745
                                                                 -----------
NET ASSETS--100.0%                                               $57,815,393
                                                                 ===========




(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,817,339 and gross depreciation of $11,488,184 for federal income tax purposes. At May 31, 2003, the aggregate cost of securities for federal income tax purposes was $64,205,493.
(b) Non-income producing.

4                       See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                            INDUSTRY DIVERSIFICATION
          AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Air Freight & Couriers ........................................          2.0%
Apparel Retail ................................................          1.4
Auto Parts & Equipment ........................................          2.1
Automobile Manufacturers ......................................          2.4
Brewers .......................................................          2.1
Broadcasting & Cable TV .......................................          1.1
Communications Equipment ......................................          1.7
Construction, Farm Machinery & Heavy Trucks ...................          1.9
Consumer Finance ..............................................          1.1
Department Stores .............................................          2.0
Diversified Banks .............................................          8.3
Diversified Capital Markets ...................................          1.1
Diversified Chemicals .........................................          3.1
Electric Utilities ............................................          1.0
Food Retail ...................................................          2.9
Health Care Equipment .........................................          1.1
Household Products ............................................          4.7
Industrial Machinery ..........................................          4.1
Integrated Oil & Gas ..........................................          7.9


Integrated Telecommunication Services .........................          5.0%
Life & Health Insurance .......................................          1.1
Multi-Sector Holdings .........................................          1.5
Office Electronics ............................................          1.6
Oil & Gas Equipment & Services ................................          1.7
Oil & Gas Refining, Marketing & Transportation ................          2.0
Other Diversified Financial Services ..........................          1.2
Packaged Foods & Meats ........................................          3.3
Paper Products ................................................          1.9
Pharmaceuticals ...............................................          8.5
Photographic Products .........................................          1.3
Property & Casualty Insurance .................................          4.5
Real Estate Management & Development ..........................          2.1
Restaurants ...................................................          0.8
Semiconductors ................................................          4.2
Steel .........................................................          1.3
Tobacco .......................................................          1.1
Wireless Telecommunication Services ...........................          4.9
                                                                 -----------
                                                                       100.0%
                                                                 ===========




                        See Notes to Financial Statements                      5

Phoenix-Aberdeen International Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2003
                                   (UNAUDITED)

ASSETS
Investment securities at value
   (Identified cost $63,796,292)                                 $57,534,648
Cash                                                                  18,460
Receivables
   Fund shares sold                                                  888,681
   Dividends and interest                                            252,426
   Tax reclaims                                                       61,944
Prepaid expenses                                                         209
                                                                 -----------
     Total assets                                                 58,756,368
                                                                 -----------
LIABILITIES
Payables
   Fund shares repurchased                                           751,855
   Transfer agent fee                                                 64,732
   Investment advisory fee                                            35,879
   Distribution and service fees                                      17,168
   Financial agent fee                                                 6,209
   Trustees' fee                                                       6,137
Accrued expenses                                                      58,995
                                                                 -----------
     Total liabilities                                               940,975
                                                                 -----------
NET ASSETS                                                       $57,815,393
                                                                 ===========

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest$                 98,622,024
Undistributed net investment income                                  527,695
Accumulated net realized loss                                    (35,081,013)
Net unrealized depreciation                                       (6,253,313)
                                                                 -----------
NET ASSETS                                                       $57,815,393
                                                                 ===========

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $49,499,405)                7,068,687
Net asset value per share                                              $7.00
Offering price per share $7.00/(1-5.75%)                               $7.43
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $7,400,497)                 1,143,396
Net asset value and offering price per share                           $6.47
CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $915,491)                     142,124
Net asset value and offering price per share                           $6.44


                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2003
                                   (UNAUDITED)

INVESTMENT INCOME
Dividends                                                        $ 1,258,424
Interest                                                               5,526
Foreign taxes withheld                                              (140,497)
                                                                 -----------
     Total investment income                                       1,123,453
                                                                 -----------
EXPENSES
Investment advisory fee                                              208,450
Service fees, Class A                                                 59,092
Distribution and service fees, Class B                                37,059
Distribution and service fees, Class C                                 4,505
Financial agent fee                                                   36,310
Transfer agent                                                       155,432
Registration                                                          24,078
Printing                                                              18,920
Custodian                                                             17,059
Professional                                                          16,548
Trustees                                                              13,944
Miscellaneous                                                          4,361
                                                                 -----------
     Total expenses                                                  595,758
                                                                 -----------
NET INVESTMENT INCOME                                                527,695
                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized loss on securities                                   (5,494,355)
Net realized gain on foreign currency transactions                    27,978
Net change in unrealized appreciation (depreciation) on
   investments                                                     3,791,964
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                 (3,740)
                                                                 -----------
NET LOSS ON INVESTMENTS                                           (1,678,153)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(1,150,458)
                                                                 ===========




6                       See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                            Six Months
                                                                                               Ended
                                                                                              5/31/03       Year Ended
                                                                                            (Unaudited)      11/30/02
                                                                                           -------------   ------------
FROM OPERATIONS
   Net investment income (loss)                                                            $     527,695     $   52,722
   Net realized gain (loss)                                                                   (5,466,377)   (11,064,119)
   Net change in unrealized appreciation (depreciation)                                        3,788,224      3,698,882
                                                                                             -----------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                (1,150,458)    (7,312,515)
                                                                                             -----------   ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (3,967,646 and 5,703,594 shares, respectively)               25,753,353     42,194,763
   Cost of shares repurchased (4,246,221 and 7,674,772 shares, respectively)                 (27,601,049)   (57,767,489)
                                                                                             -----------   ------------
Total                                                                                         (1,847,696)   (15,572,726)
                                                                                             -----------   ------------
CLASS B
   Proceeds from sales of shares (233,140 and 182,349 shares, respectively)                    1,461,681      1,295,670
   Cost of shares repurchased (387,812 and 511,224 shares, respectively)                      (2,384,359)    (3,614,367)
                                                                                             -----------   ------------
Total                                                                                           (922,678)    (2,318,697)
                                                                                             -----------   ------------
CLASS C
   Proceeds from sales of shares (96,887 and 173,231 shares, respectively)                       593,264      1,165,589
   Cost of shares repurchased (109,700 and 214,513 shares, respectively)                        (669,750)    (1,475,330)
                                                                                             -----------   ------------
Total                                                                                            (76,486)      (309,741)
                                                                                             -----------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (2,846,860)   (18,201,164)
                                                                                             -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      (3,997,318)   (25,513,679)

NET ASSETS
   Beginning of period                                                                        61,812,711     87,326,390
                                                                                             -----------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $527,695 AND $0,
   RESPECTIVELY]                                                                             $57,815,393   $ 61,812,711
                                                                                             ===========   ============




                       See Notes to Financial Statements                       7

Phoenix-Aberdeen International Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                      YEAR ENDED NOVEMBER 30
                                                    5/31/03      --------------------------------------------------------
                                                  (UNAUDITED)      2002        2001        2000        1999        1998
Net asset value, beginning of period                 $ 7.11       $ 7.92      $11.39      $15.33      $15.98      $13.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                     0.07         0.02       (0.01)      (0.03)       0.04        0.06
   Net realized and unrealized gain (loss)            (0.18)       (0.83)      (2.45)      (1.35)       2.49        3.27
                                                     ------       ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                 (0.11)       (0.81)      (2.46)      (1.38)       2.53        3.33
                                                     ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  --           --          --       (0.13)      (0.07)         --
   Distributions from net realized gains                 --           --       (1.01)      (2.43)      (3.11)      (1.24)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                 --           --       (1.01)      (2.56)      (3.18)      (1.24)
                                                     ------       ------      ------      ------      ------      ------
Change in net asset value                             (0.11)       (0.81)      (3.47)      (3.94)      (0.65)       2.09
                                                     ------       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $ 7.00       $ 7.11      $ 7.92      $11.39      $15.33      $15.98
                                                     ======       ======      ======      ======      ======      ======

Total return(2)                                       (1.55)%(4)  (10.23)%    (23.67)%    (11.96)%     19.22%      26.17%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $49,499      $52,234     $73,833    $115,219    $151,016    $171,463

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.03 %(3)    1.90 %      1.81 %      1.65 %      1.53%       1.37%
   Net investment income (loss)                        2.03 %(3)    0.19 %     (0.10)%     (0.18)%      0.27%       0.40%
Portfolio turnover                                       17 %(4)      33 %        76 %        86 %        77%        104%

                                                                                        CLASS B
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                      YEAR ENDED NOVEMBER 30
                                                    5/31/03      --------------------------------------------------------
                                                  (UNAUDITED)      2002        2001        2000        1999        1998
Net asset value, beginning of period                 $ 6.60       $ 7.40      $10.78      $14.64      $15.44      $13.56
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                     0.04        (0.04)      (0.08)      (0.13)      (0.07)      (0.05)
   Net realized and unrealized gain (loss)            (0.17)       (0.76)      (2.29)      (1.27)       2.40        3.17
                                                     ------       ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                 (0.13)       (0.80)      (2.37)      (1.40)       2.33        3.12
                                                     ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  --           --          --       (0.03)      (0.02)         --
   Distributions from net realized gains                 --           --       (1.01)      (2.43)      (3.11)      (1.24)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                 --           --       (1.01)      (2.46)      (3.13)      (1.24)
                                                     ------       ------      ------      ------      ------      ------
Change in net asset value                             (0.13)       (0.80)      (3.38)      (3.86)      (0.80)       1.88
                                                     ------       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $ 6.47       $ 6.60      $ 7.40      $10.78      $14.64      $15.44
                                                     ======       ======      ======      ======      ======      ======

Total return(2)                                       (1.97)%(4)  (10.81)%    (24.24)%    (12.67)%     18.45 %     25.17 %

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)             $7,400       $8,562     $12,047     $19,922     $23,694     $17,315

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.78 %(3)    2.65 %      2.56 %      2.40 %      2.29 %      2.11 %
   Net investment income (loss)                        1.17 %(3)   (0.56)%     (0.85)%     (0.93)%     (0.51)%     (0.34)%
Portfolio turnover                                       17 %(4)      33 %        76 %        86 %        77 %       104 %

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.

8                       See Notes to Financial Statements

Phoenix-Aberdeen International Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS C
                                                  -------------------------------------------------------------
                                                   SIX MONTHS                                          FROM
                                                      ENDED              YEAR ENDED NOVEMBER 30      INCEPTION
                                                     5/31/03      --------------------------------  3/30/99 TO
                                                   (UNAUDITED)     2002        2001         2000     11/30/99
Net asset value, beginning of period                 $ 6.56       $ 7.37      $10.74      $14.65      $12.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                     0.03        (0.04)      (0.07)      (0.13)      (0.08)
   Net realized and unrealized gain (loss)            (0.15)       (0.77)      (2.29)      (1.26)       1.93
                                                     ------       ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                 (0.12)       (0.81)      (2.36)      (1.39)       1.85
                                                     ------       ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                  --           --          --          (0.09)   (0.02)
   Distributions from net realized gains                 --           --       (1.01)      (2.43)         --
                                                     ------       ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                 --           --       (1.01)      (2.52)      (0.02)
                                                     ------       ------      ------      ------      ------
Change in net asset value                             (0.12)       (0.81)      (3.37)      (3.91)       1.83
                                                     ------       ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $ 6.44       $ 6.56      $ 7.37      $10.74      $14.65
                                                     ======       ======      ======      ======      ======

Total return(2)                                       (1.83)%(4)  (10.99)%    (24.23)%    (12.63)%     14.41 %(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)               $915       $1,017      $1,446      $2,037      $1,137
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.78 %(3)    2.65 %      2.56 %      2.40 %      2.30 %(3)
   Net investment income (loss)                        1.14 %(3)   (0.56)%     (0.81)%     (0.90)%     (0.85)%(3)
Portfolio turnover                                       17 %(4)      33 %        76 %        86 %        77 %(4)



(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.

                        See Notes to Financial Statements                      9

PHOENIX-DUFF &PHELPS REAL ESTATE SECURITIES FUND

                           INVESTMENTS AT MAY 31, 2003
                                   (UNAUDITED)




                                                        SHARES        VALUE
                                                       --------     --------
COMMON STOCKS--94.1%

REAL ESTATE INVESTMENT TRUSTS--94.1%

DIVERSIFIED--8.5%
Colonial Properties Trust ...........................    75,849  $ 2,654,715
iStar Financial, Inc. ...............................   174,035    5,743,155
Vornado Realty Trust ................................   125,747    5,306,523
----------------------------------------------------------------------------
TOTAL DIVERSIFIED                                                 13,704,393
----------------------------------------------------------------------------

HEALTH CARE--3.2%
Health Care Property Investors, Inc. ................    43,488    1,705,164
Health Care REIT, Inc. ..............................    59,266    1,763,756
Healthcare Realty Trust, Inc. .......................    57,492    1,670,143
----------------------------------------------------------------------------
TOTAL HEALTH CARE                                                  5,139,063
----------------------------------------------------------------------------

INDUSTRIAL/OFFICE--25.0%

INDUSTRIAL--9.6%
CenterPoint Properties Trust ........................   123,092    7,317,819
Keystone Property Trust .............................    20,537      372,747
ProLogis ............................................   293,660    7,896,517
                                                                 -----------
                                                                  15,587,083
                                                                 -----------

MIXED--1.5%
Duke Realty Corp. ...................................    59,282    1,682,423
Reckson Associates Realty Corp. .....................    40,413      818,363
                                                                 -----------
                                                                   2,500,786
                                                                 -----------

OFFICE--13.9%
Alexandria Real Estate Equities, Inc. ...............   101,950    4,516,385
Boston Properties, Inc. .............................   121,794    5,105,605
Corporate Office Properties Trust ...................   330,482    5,248,054
Equity Office Properties Trust ......................    68,586    1,845,649
SL Green Realty Corp. ...............................   165,883    5,729,599
                                                                 -----------
                                                                  22,445,292
                                                                 -----------
----------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                           40,533,161
----------------------------------------------------------------------------

LODGING/RESORTS--1.0%
Hospitality Properties Trust ........................    52,047    1,644,165


                                                        SHARES        VALUE
                                                       --------     --------
RESIDENTIAL--12.8%

APARTMENTS--12.8%
Apartment Investment & Management Co. Class A .......    19,328  $   680,925
Archstone-Smith Trust ...............................    45,593    1,083,290
Camden Property Trust ...............................    41,104    1,427,953
Equity Residential ..................................    60,845    1,611,175
Essex Property Trust, Inc. ..........................    60,172    3,429,202
Home Properties of New York, Inc. ...................   100,802    3,618,792
Town & Country Trust (The) ..........................   151,301    3,455,715
United Dominion Realty Trust, Inc. ..................   316,186    5,406,781
----------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                 20,713,833
----------------------------------------------------------------------------

RETAIL--41.6%

FREE STANDING--1.4%
Realty Income Corp. .................................    60,900    2,292,885

REGIONAL MALLS--18.8%
CBL & Associates Properties, Inc. ...................   175,992    7,631,013
General Growth Properties, Inc. .....................   134,449    7,885,434
Macerich Co. (The) ..................................   221,096    7,627,812
Simon Property Group, Inc. ..........................   192,755    7,251,443
                                                                 -----------
                                                                  30,395,702
                                                                 -----------

SHOPPING CENTERS--21.4%
Chelsea Property Group, Inc. ........................   249,423   10,366,020
Developers Diversified Realty Corp. .................   290,927    8,212,869
Kimco Realty Corp. ..................................    13,738      513,801
Pan Pacific Retail Properties, Inc. .................   168,014    6,601,270
Tanger Factory Outlet Centers, Inc. .................    96,478    3,116,240
Weingarten Realty Investors .........................   144,187    5,959,249
                                                                 -----------
                                                                  34,769,449
                                                                 -----------
----------------------------------------------------------------------------
TOTAL RETAIL                                                      67,458,036
----------------------------------------------------------------------------

SELF STORAGE--2.0%
Public Storage, Inc. ................................    28,018      957,375
Shurgard Storage Centers, Inc. Class A ..............    69,602    2,358,116
----------------------------------------------------------------------------
TOTAL SELF STORAGE                                                 3,315,491
----------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $134,492,545)                                   152,508,142
----------------------------------------------------------------------------




10                      See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund




                                                        SHARES        VALUE
                                                       --------     --------
REAL ESTATE OPERATING COMPANIES--0.0%

DIVERSIFIED--0.0%
Vornado Operating, Inc.(b) ..........................     4,075  $     3,260
----------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $32,600)                                              3,260
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.1%
(IDENTIFIED COST $134,525,145)                                   152,511,402
----------------------------------------------------------------------------


                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)
                                               --------  -------
SHORT-TERM OBLIGATIONS--3.9%

FEDERAL AGENCY SECURITIES--1.3%
Fannie Mae 1.17%, 6/4/03 ...................             $2,124    2,123,793

COMMERCIAL PAPER--2.6%
Corporate Asset Funding Co. 1.34%, 6/2/03 ..      A-1+    3,245    3,244,879
UBS Finance DE LLC 1.24%, 6/4/03 ...........      A-1+      910      909,906
                                                                 -----------
                                                                   4,154,785
                                                                 -----------

----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,278,578)                                       6,278,578
----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.0%
(IDENTIFIED COST $140,803,723)                                   158,789,980(a)
Other assets and liabilities, net--2.0%                            3,235,884
                                                                ------------
NET ASSETS--100.0%                                              $162,025,864
                                                                ============





(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $18,823,316 and gross depreciation of $686,531 for federal income tax purposes. At May 31, 2003, the aggregate cost of securities for federal income tax purposes was $140,653,195.
(b) Non-income producing.

                        See Notes to Financial Statements                     11

Phoenix-Duff & Phelps Real Estate Securities Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2003
                                   (UNAUDITED)

ASSETS
Investment securities at value
   (Identified cost $140,803,723)                               $158,789,980
Cash                                                                   2,242
Receivables
   Fund shares sold                                                3,307,203
   Dividends                                                         389,130
Prepaid expenses                                                         147
                                                                ------------
     Total assets                                                162,488,702
                                                                ------------
LIABILITIES
Payables
   Fund shares repurchased                                           258,752
   Investment advisory fee                                           105,026
   Distribution and service fees                                      48,393
   Transfer agent fee                                                 12,765
   Trustees' fee                                                      10,235
   Financial agent fee                                                 6,137
   Payable to adviser                                                  1,522
Accrued expenses                                                      20,008
                                                                ------------
     Total liabilities                                               462,838
                                                                ------------
NET ASSETS                                                      $162,025,864
                                                                ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $142,576,195
Undistributed net investment income                                1,431,991
Accumulated net realized gain                                         31,421
Net unrealized appreciation                                       17,986,257
                                                                ------------
NET ASSETS                                                      $162,025,864
                                                                ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $136,146,110)               8,009,109
Net asset value and offering price per share                          $17.00
Offering price per share $17.00/(1-5.75%)                             $18.04

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $25,879,754)                1,536,019
Net asset value and offering price per share                          $16.85


                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2003
                                   (UNAUDITED)

INVESTMENT INCOME
Dividends                                                        $ 3,579,607
Interest                                                              54,351
                                                                 -----------
     Total investment income                                       3,633,958
                                                                 -----------
EXPENSES
Investment advisory fee                                              432,602
Service fees, Class A                                                118,888
Distribution and service fees, Class B                               101,252
Financial agent fee                                                   54,897
Transfer agent                                                        82,016
Professional                                                          15,047
Trustees                                                              13,944
Printing                                                              13,591
Registration                                                          12,259
Custodian                                                              8,407
Miscellaneous                                                          4,573
                                                                 -----------
     Total expenses                                                  857,476
     Less expenses borne by investment adviser                       (31,642)
     Custodian fees paid indirectly                                      (51)
                                                                 -----------
     Net expenses                                                    825,783
                                                                 -----------
NET INVESTMENT INCOME                                              2,808,175
                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain                                                      7,426
Net change in unrealized appreciation (depreciation) on
   investments                                                    12,231,777
                                                                 -----------
NET GAIN ON INVESTMENTS                                           12,239,203
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $15,047,378
                                                                 ===========




12                      See Notes to Financial Statements

Phoenix-Duff & Phelps Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Six Months
                                                                                               Ended
                                                                                              5/31/03       Year Ended
                                                                                            (Unaudited)      11/30/02
                                                                                          --------------   ------------
FROM OPERATIONS
   Net investment income (loss)                                                             $  2,808,175   $  1,968,686
   Net realized gain (loss)                                                                        7,426        721,365
   Net change in unrealized appreciation (depreciation)                                       12,231,777      1,881,577
                                                                                            ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                15,047,378      4,571,628
                                                                                            ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (1,629,748)    (1,283,478)
   Net investment income, Class B                                                               (293,102)      (506,698)
   Net realized long term gains, Class A                                                        (554,458)    (1,027,500)
   Net realized long term gains, Class B                                                        (142,395)      (572,051)
                                                                                            ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (2,619,703)    (3,389,727)
                                                                                            ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (5,510,440 and 2,399,995 shares, respectively)               86,954,688     37,024,098
   Net asset value of shares issued from reinvestment of distributions
     (125,117 and 141,173 shares, respectively)                                                1,949,681      2,105,658
   Cost of shares repurchased (925,474 and 694,050 shares, respectively)                     (14,704,317)   (10,634,121)
                                                                                            ------------   ------------
Total                                                                                         74,200,052     28,495,635
                                                                                            ------------   ------------
CLASS B
   Proceeds from sales of shares (529,511 and 457,929 shares, respectively)                    8,397,349      7,029,767
   Net asset value of shares issued from reinvestment of distributions
     (24,814 and 66,564 shares, respectively)                                                    382,225        977,666
   Cost of shares repurchased (181,579 and 192,916 shares, respectively)                      (2,804,997)    (2,934,327)
                                                                                            ------------   ------------
Total                                                                                          5,974,577      5,073,106
                                                                                            ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  80,174,629     33,568,741
                                                                                            ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      92,602,304     34,750,642

NET ASSETS
   Beginning of period                                                                        69,423,560     34,672,918
                                                                                            ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $1,431,991 AND $546,666, RESPECTIVELY]                                                 $162,025,864   $ 69,423,560
                                                                                            ============   ============



                        See Notes to Financial Statements                     13

Phoenix-Duff & Phelps Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                      YEAR ENDED NOVEMBER 30
                                                    5/31/03      --------------------------------------------------------
                                                  (UNAUDITED)      2002        2001        2000        1999        1998
Net asset value, beginning of period                 $15.59       $15.23      $14.42      $11.11      $12.25      $16.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.40(2)      0.69(2)     0.58(2)     0.53        0.51(2)     0.55(2)
   Net realized and unrealized gain (loss)             1.42         1.04        0.81        3.26       (1.07)      (3.18)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  1.82         1.73        1.39        3.79       (0.56)      (2.63)
                                                     ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.29)       (0.68)      (0.58)      (0.48)      (0.58)      (0.44)
   Distributions from net realized gains              (0.12)       (0.69)         --          --          --       (1.07)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                              (0.41)       (1.37)      (0.58)      (0.48)      (0.58)      (1.51)
                                                     ------       ------      ------      ------      ------      ------
Change in net asset value                              1.41         0.36        0.81        3.31       (1.14)      (4.14)
                                                     ------       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $17.00       $15.59      $15.23      $14.42      $11.11      $12.25
                                                     ======       ======      ======      ======      ======      ======
Total return(1)                                       11.96%(7)    12.05%       9.85%      35.14%      (4.69)%    (17.42)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)           $136,146      $51,440     $22,108     $22,207     $17,014     $24,686

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                               1.30%(5)(6)  1.30%       1.30%(5)    1.30%       1.30 %      1.31 %
   Net investment income (loss)                        5.01%(6)     4.48%       3.97%       4.14%       4.30 %      3.79 %
Portfolio turnover                                        5%(7)       14%         39%         17%         22 %        11 %

                                                                                     CLASS B
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                      YEAR ENDED NOVEMBER 30
                                                    5/31/03      --------------------------------------------------------
                                                  (UNAUDITED)      2002        2001        2000        1999        1998
Net asset value, beginning of period                 $15.46       $15.11      $14.29      $11.04      $12.19      $16.32
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.33(2)      0.57(2)     0.48(2)     0.42        0.42(2)     0.43(2)
   Net realized and unrealized gain (loss)             1.42         1.03        0.80        3.24       (1.06)      (3.15)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  1.75         1.60        1.28        3.66       (0.64)      (2.72)
                                                     ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.24)       (0.56)      (0.46)      (0.41)      (0.51)      (0.34)
   Distributions from net realized gains              (0.12)       (0.69)         --          --          --       (1.07)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                              (0.36)       (1.25)      (0.46)      (0.41)      (0.51)      (1.41)
                                                     ------       ------      ------      ------      ------      ------
Change in net asset value                              1.39         0.35        0.82        3.25       (1.15)      (4.13)
                                                     ------       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $16.85       $15.46      $15.11      $14.29      $11.04      $12.19
                                                     ======       ======      ======      ======      ======      ======

Total return(1)                                       11.53%(7)    11.23%       9.09%      34.05%      (5.38)%    (18.01)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $25,880      $17,984     $12,565     $13,184     $12,241     $18,237
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                               2.05%(5)(6)  2.05%       2.05%(5)    2.05%       2.05 %      2.06 %
   Net investment income (loss)                        4.20%(6)     3.70%       3.25%       3.44%       3.54 %      3.07 %
Portfolio turnover                                        5%(7)       14%         39%         17%         22 %        11 %

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.35%, 1.61%, 1.76%, 1.79%, 1.75%, and 1.52% for the periods ended May 31, 2003 and
    November 30, 2002, 2001, 2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.10%, 2.37%, 2.52%, 2.54%, 2.50% and 2.27% for the periods ended May 31, 2003 and
    November 30, 2002, 2001, 2000, 1999 and 1998, respectively.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) Annualized.
(7) Not annualized.

14                      See Notes to Financial Statements

PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                           INVESTMENTS AT MAY 31, 2003
                                   (UNAUDITED)



                                                           PAR
                                                MOODY'S   VALUE
                                                RATING    (000)      VALUE
                                                -------  ------  -----------
CORPORATE BONDS--2.2%

DIVERSIFIED METALS & MINING--2.2%
Freeport - McMoRan Copper & Gold, Inc.
144A 10.125%, 2/1/10(c) ....................        B    $2,000  $ 2,222,000

----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $2,043,975)                                       2,222,000
----------------------------------------------------------------------------


FOREIGN GOVERNMENT SECURITIES--85.2%

ARGENTINA--1.1%
Republic of Argentina 1.369%, 8/3/12(b) ....       CC(g)  2,000    1,067,000

AUSTRIA--1.2%
Republic of Austria Series 98 2 4.30%,
7/15/03 ....................................      Aaa     1,000(e) 1,178,608

BRAZIL--22.9%
Federal Republic of Brazil 11%, 8/17/40(h) .        B     6,000    5,550,000

Federal Republic of Brazil PIK Interest
Capitalization 8%, 4/15/14(h) ..............        B    19,087   17,035,018
                                                                 -----------
                                                                  22,585,018
                                                                 -----------

COLOMBIA--5.1%
Republic of Colombia 11.75%, 2/25/20(h) ....       Ba     4,000    5,038,000

ECUADOR--3.3%
Republic of Ecuador RegS 6%, 8/15/30(b) ....      Caa     5,000    3,212,500

MEXICO--8.1%
United Mexican States 4.625%, 10/8/08(h) ...      Baa     1,000    1,029,000
United Mexican States 6.625%, 3/3/15(h) ....      Baa     1,000    1,080,000
United Mexican States 11.375%, 9/15/16(h) ..      Baa     4,000    5,876,000
                                                                 -----------
                                                                   7,985,000
                                                                 -----------

NEW ZEALAND--0.7%
Government of New Zealand Series 404 8%,
4/15/04 ....................................      Aaa     1,250(f)   740,276

NIGERIA--1.2%
Nigeria Promissory Notes Series RC 5.092%,
1/5/10 .....................................       NR     1,364    1,169,894


                                                           PAR
                                                MOODY'S   VALUE
                                                RATING    (000)      VALUE
                                                -------  ------  -----------
PANAMA--2.2%
Republic of Panama 8.875%, 9/30/27(h) ......       Ba  $  2,000  $ 2,165,000

PERU--3.2%
Republic of Peru 9.875%, 2/6/15 ............       Ba     2,000    2,295,000
Republic of Peru PDI 5%, 3/7/17(b) .........       Ba       960      835,200
                                                                 -----------
                                                                   3,130,200
                                                                 -----------

PHILIPPINES--4.6%
Republic of Philippines 9%, 2/15/13 ........       Ba     1,000    1,077,500
Republic of Philippines 10.625%, 3/16/25 ...       Ba     3,000    3,480,000
                                                                 -----------
                                                                   4,557,500
                                                                 -----------

RUSSIA--15.6%
Russian Federal Loan OFZ Series 27018
14%, 9/14/05(b) ............................       Ba    22,500(j)   824,869

Russian Federation RegS 10%, 6/26/07 .......       Ba     2,000    2,450,000
Russian Federation RegS 11%, 7/24/18 .......       Ba     2,000    2,877,500
Russian Federation RegS 12.75%, 6/24/28 ....       Ba     2,000    3,400,000
Russian Federation RegS 5%, 3/31/30(b) .....       Ba     6,000    5,878,125
                                                                 -----------
                                                                  15,430,494
                                                                 -----------

SOUTH AFRICA--2.4%
Republic of South Africa 5.25%, 5/16/13 ....      Baa     2,000(e) 2,345,220

TURKEY--6.5%
Republic of Turkey 11.50%, 1/23/12 .........        B     1,100    1,163,250
Republic of Turkey 11%, 1/14/13 ............        B     1,000    1,027,500
Republic of Turkey 11.875%, 1/15/30(h) .....        B     4,000    4,275,000
                                                                 -----------
                                                                   6,465,750
                                                                 -----------

UKRAINE--0.8%
Government of Ukraine RegS 11%, 3/15/07 ....        B       747      834,404

URUGUAY--1.7%
Letras de Tesoreria Series UYP 0%,
1/19/04 ....................................       NR    10,000(d)   281,893

Republic of Uruguay 7.25%, 2/15/11 .........       NR     1,000      740,000
Republic of Uruguay 7.50%, 3/15/15 .........       NR     1,000      690,000
                                                                 -----------
                                                                   1,711,893
                                                                 -----------




                        See Notes to Financial Statements                    15

Phoenix-Goodwin Emerging Markets Bond Fund



                                                           PAR
                                                MOODY'S   VALUE
                                                RATING    (000)      VALUE
                                                -------  ------  -----------
VENEZUELA--4.6%
Republic of Venezuela 9.25%, 9/15/27 .......      Caa   $ 2,000 $  1,435,000

Republic of Venezuela DCB Series DL
2.313%, 12/18/07(b) ........................      CCC+(g) 3,810    3,084,527
                                                                 -----------
                                                                   4,519,527
                                                                 -----------
----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $78,865,049)                                     84,136,284
----------------------------------------------------------------------------


FOREIGN CORPORATE BONDS--12.5%

INDONESIA--2.1%
MEI Euro Finance Ltd. 144A 8.75%, 5/22/10
(Oil & Gas Exploration & Production)(c) ....        B     2,000    2,060,000

NETHERLANDS--3.7%
Alfa - Russia Finance BV 10.75%, 11/19/05
(Diversified Banks) ........................        B     2,000    2,162,500

Turanalem Finance BV 144A 7.875%, 6/2/10
(Diversified Banks)(c) .....................      Baa     1,500    1,486,875
                                                                 -----------
                                                                   3,649,375
                                                                 -----------

RUSSIA--2.3%
Gazprom Oao RegS 9.625%, 3/1/13
(Gas Utilities) ............................        B+(g) 2,000    2,272,500

TUNISIA--1.9%
Central Bank of Tunisia 6.25%, 2/20/13
(Diversified Banks)(h) .....................      Baa     1,500(   1,883,292

TURKEY--1.4%
European Bank for Reconstruction and
Development 0%, 5/12/05 (Diversified
Banks) .....................................      Aaa     3,000    1,374,900

UKRAINE--1.1%
Kyivstar GSM RegS 12.75%, 11/21/05
(Integrated Telecommunication Services)             B     1,000    1,113,750
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $11,959,399)                                     12,353,817
----------------------------------------------------------------------------


                                                        SHARES        VALUE
                                                       --------     --------
FOREIGN COMMON STOCKS--0.0%

RUSSIA--0.0%
JSC Severstal - Avto (Automobile
Manufacturers)(i),(k),(l) ..................              4,675   $        0

Severstal - Resurs (Diversified Metals &
Mining)(i),(k),(l) .........................              4,675            0
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $0)                                                       0
----------------------------------------------------------------------------


                                                        NUMBER
                                                          OF
                                                       CONTRACTS
                                                       ---------
OPTIONS--0.5%
Federal Republic of Brazil PIK Interest
Capitalization Call Option 7/14/03 $90.375
(Par subject to call $3,000,000) ....................       300       46,178

Republic of Venezuela Call Option 7/14/03 $69.75
(Par subject to call $1,000,000) ....................       100       31,200

Russian Federation RegS Call Option 6/13/03
$89.375 (Par subject to call $2,000,000) ............       200      170,000

Russian Federation RegS Call Option 7/14/03
$93.6875 (Par subject to call $1,000,000) ...........       100       45,000

Russian Federation RegS Call Option 7/24/03
$88.5625 (Par subject to call $2,000,000) ...........       200      186,500
----------------------------------------------------------------------------
TOTAL OPTIONS
(IDENTIFIED COST $177,578)                                           478,878
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--100.4%
(IDENTIFIED COST $93,046,001)                                     99,190,979
----------------------------------------------------------------------------





16                     See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund




                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)      VALUE
                                              ---------  ------  -----------
SHORT-TERM OBLIGATIONS--5.5%

COMMERCIAL PAPER--5.5%
Alcoa, Inc. 1.35%, 6/2/03 ..................      A-1    $2,550 $  2,549,904
UBS Finance DE LLC 1.24%, 6/4/03 ...........      A-1+    2,905    2,904,700
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $5,454,604)                                       5,454,604
----------------------------------------------------------------------------

TOTAL INVESTMENTS--105.9%
(IDENTIFIED COST $98,500,605)                                   $104,645,583(a)

Other assets and liabilities, net--(5.9)%                         (5,870,979)
                                                                ------------
NET ASSETS--100.0%                                              $ 98,774,604
                                                                ============





(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,676,323 and gross depreciation of $1,141,772 for federal income tax purposes. At May 31, 2003, the aggregate cost of securities for federal income tax purposes was $99,111,032.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2003, these securities amounted to a value of $5,768,875 or 5.8% of net assets.
(d) Par value represents Uruguay Peso.
(e) Par value represents Euro.
(f) Par value represents New Zealand Dollar.
(g) As rated by Standard & Poor's or Fitch.
(h) All or a portion segregated as collateral for swaps transactions, options and forward currency contracts.
(i) Non-income producing.
(j) Par value represents Russian Rouble.
(k) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At May 31, 2003, these securities, which are included in illiquid securities below, amounted to $0 or 0% of net assets.
(l) Illiquid. At May 31, 2003, these securities amounted to a value of $0 or 0% of net assets.

                        See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2003
                                   (UNAUDITED)

ASSETS
Investment securities at value
   (Identified cost $98,500,605)                                $104,645,583
Cash                                                                 753,993
Foreign currency at value
   (Identified cost $15,536)                                          13,068
Receivables
   Dividends and interest                                          1,913,867
   Investment securities sold                                      1,261,752
   Fund shares sold                                                  179,683
Prepaid expenses                                                         242
                                                                ------------
     Total assets                                                108,768,188
                                                                ------------
LIABILITIES
Payables
   Investment securities purchased                                 9,315,739
   Fund shares repurchased                                           145,572
   Net unrealized depreciation on swap agreements                    213,000
   Net interest payable for swap agreements                           65,140
   Investment advisory fee                                            61,856
   Distribution and service fees                                      56,705
   Payable for forward currency contracts                             48,045
   Transfer agent fee                                                 20,799
   Financial agent fee                                                 7,840
   Trustees' fee                                                       6,137
   Foreign taxes payable                                                 206
Accrued expenses                                                      52,545
                                                                ------------
     Total liabilities                                             9,993,584
                                                                ------------
NET ASSETS                                                      $ 98,774,604
                                                                ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $137,980,172
Distributions in excess of net investment income                     (40,698)
Accumulated net realized loss                                    (45,099,868)
Net unrealized appreciation                                        5,934,998
                                                                ------------
NET ASSETS                                                      $ 98,774,604
                                                                ------------

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $41,372,522)                5,267,124
Net asset value per share                                              $7.85
Offering price per share $7.85/(1-4.75%)                               $8.24

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $51,161,374)                6,640,620
Net asset value and offering price per share                           $7.70

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,240,708)                   805,219
Net asset value and offering price per share                           $7.75


                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2003
                                   (UNAUDITED)

INVESTMENT INCOME
Interest                                                         $ 4,273,645
Dividends                                                             17,354
Foreign taxes withheld                                               (37,321)
                                                                 -----------
     Total investment income                                       4,253,678
                                                                 -----------
EXPENSES
Investment advisory fee                                              324,242
Service fees, Class A                                                 43,190
Distribution and service fees, Class B                               237,353
Distribution and service fees, Class C                                22,212
Financial agent fee                                                   45,872
Transfer agent                                                        57,697
Custodian                                                             42,016
Professional                                                          16,990
Registration                                                          15,957
Trustees                                                              13,944
Printing                                                              11,456
Miscellaneous                                                          7,172
                                                                 -----------
     Total expenses                                                  838,101
     Custodian fees paid indirectly                                   (1,974)
                                                                 -----------
     Net expenses                                                    836,127
                                                                 -----------
NET INVESTMENT INCOME                                              3,417,551
                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   11,262,315
Net realized gain on written options                                 150,447
Net realized loss on swaps                                          (105,874)
Net realized loss on foreign currency transactions                  (216,334)
Net change in unrealized appreciation (depreciation)
   on investments                                                  1,579,305
Net change in unrealized appreciation (depreciation)
   on options                                                        273,878
Net change in unrealized appreciation (depreciation) on
   swap agreements                                                  (247,000)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                 74,259
                                                                 -----------
NET GAIN ON INVESTMENTS                                           12,770,996
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $16,188,547
                                                                 ===========



18                   See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Six Months
                                                                                                 Ended
                                                                                                5/31/03      Year Ended
                                                                                              (Unaudited)     11/30/02
                                                                                          --------------  --------------
FROM OPERATIONS
   Net investment income (loss)                                                              $ 3,417,551   $  7,939,423
   Net realized gain (loss)                                                                   11,090,554     (1,496,278)
   Net change in unrealized appreciation (depreciation)                                        1,680,442      4,317,383
                                                                                             -----------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                16,188,547     10,760,528
                                                                                             -----------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (1,484,450)    (2,723,965)
   Net investment income, Class B                                                             (1,891,243)    (3,869,297)
   Net investment income, Class C                                                               (185,128)      (233,752)
   Tax return of capital, Class A                                                                     --       (697,813)
   Tax return of capital, Class B                                                                     --       (991,219)
   Tax return of capital, Class C                                                                     --        (59,882)
                                                                                             -----------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (3,560,821)    (8,575,928)
                                                                                             -----------   ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,457,424 and 2,994,409 shares, respectively)               10,643,150     20,871,690
   Net asset value of shares issued from reinvestment of distributions
     (88,068 and 217,086 shares, respectively)                                                   634,059      1,486,479
   Cost of shares repurchased (892,841 and 3,185,520 shares, respectively)                    (6,379,628)   (21,909,472)
                                                                                             -----------   ------------
Total                                                                                          4,897,581        448,697
                                                                                             -----------   ------------
CLASS B
   Proceeds from sales of shares (177,888 and 740,468 shares, respectively)                    1,273,785      5,037,710
   Net asset value of shares issued from reinvestment of distributions
     (87,448 and 228,887 shares, respectively)                                                   615,307      1,534,789
   Cost of shares repurchased (639,242 and 1,444,637 shares, respectively)                    (4,452,760)    (9,566,955)
                                                                                             -----------   ------------
   Total                                                                                      (2,563,668)    (2,994,456)
                                                                                             -----------   ------------
CLASS C
   Proceeds from sales of shares (371,916 and 210,236 shares, respectively)                    2,630,732      1,416,542
   Net asset value of shares issued from reinvestment of distributions
     (9,613 and 12,809 shares, respectively)                                                      69,236         86,195
   Cost of shares repurchased ((9,959) and 177,625 shares, respectively)                          64,121     (1,188,951)
                                                                                             -----------   ------------
   Total                                                                                       2,764,089        313,786
                                                                                             -----------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   5,098,002     (2,231,973)
                                                                                             -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      17,725,728        (47,373)

NET ASSETS
   Beginning of period                                                                        81,048,876     81,096,249
                                                                                             -----------   ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND
     UNDISTRIBUTED NET INVESTMENT INCOME OF ($40,698) AND $102,572, RESPECTIVELY]            $98,774,604   $ 81,048,876
                                                                                             ===========   ============

                        See Notes to Financial Statements                     19

Phoenix-Goodwin Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                      YEAR ENDED NOVEMBER 30
                                                    5/31/03      --------------------------------------------------------
                                                   (UNAUDITED)    2002(7)      2001        2000        1999        1998
Net asset value, beginning of period                 $ 6.80       $ 6.58      $ 6.96      $ 7.69      $ 7.20      $12.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.30(2)      0.67        0.90        1.32(2)     1.23        1.32
   Net realized and unrealized gain (loss)             1.06         0.26       (0.36)      (1.05)       0.40       (4.22)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  1.36         0.93        0.54        0.27        1.63       (2.90)
                                                     ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.31)       (0.57)      (0.92)      (1.00)      (1.14)      (2.16)
   Distributions from net realized gains                 --           --          --          --          --       (0.23)
   Return of capital                                     --        (0.14)         --          --          --       (0.35)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                              (0.31)       (0.71)      (0.92)      (1.00)      (1.14)      (2.74)
                                                     ------       ------      ------      ------      ------      ------
Change in net asset value                              1.05         0.22       (0.38)      (0.73)       0.49       (5.64)
                                                     ------       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $ 7.85       $ 6.80      $ 6.58      $ 6.96      $ 7.69      $ 7.20
                                                     ======       ======      ======      ======      ======      ======

Total return(1)                                       20.46%(9)    14.55%       7.42%       2.44%      25.63%     (27.20)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $41,373      $31,401     $30,202     $32,344     $54,849     $41,725
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.49%(6)(8)  1.58%(5)    1.58%(4)    1.51%(3)    1.56%       1.43 %
   Net investment income                               8.35%(8)     9.67%      13.09%      16.47%      17.96%      13.74 %
Portfolio turnover                                      282%(9)      588%        932%        528%        326%        405 %

                                                                                     CLASS B
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                      YEAR ENDED NOVEMBER 30
                                                    5/31/03      --------------------------------------------------------
                                                   (UNAUDITED)    2002(7)      2001        2000        1999        1998
Net asset value, beginning of period                 $ 6.68       $ 6.47      $ 6.86      $ 7.60      $ 7.13      $12.77
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.27(2)      0.60        0.84        1.29(2)     1.17        1.23
   Net realized and unrealized gain (loss)             1.03         0.27       (0.37)      (1.09)       0.40       (4.18)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  1.30         0.87        0.47        0.20        1.57       (2.95)
                                                     ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.28)       (0.53)      (0.86)      (0.94)      (1.10)      (2.13)
   Distributions from net realized gains                 --           --          --          --          --       (0.23)
   Return of capital                                     --        (0.13)         --          --          --       (0.33)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                              (0.28)       (0.66)      (0.86)      (0.94)      (1.10)      (2.69)
                                                     ------       ------      ------      ------      ------      ------
Change in net asset value                              1.02         0.21       (0.39)      (0.74)       0.47       (5.64)
                                                     ------       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $ 7.70       $ 6.68      $ 6.47      $ 6.86      $ 7.60      $ 7.13
                                                     ======       ======      ======      ======      ======      ======

Total return(1)                                       19.95%(9)    13.80%       6.68%       1.60%      24.52%     (27.86)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $51,161      $46,865     $48,495     $51,112     $58,453     $37,270
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.24%(6)(8)  2.33%(5)    2.33%(4)    2.26%(3)    2.31%       2.20 %
   Net investment income                               7.61%(8)     8.91%      12.35%      16.10%      17.04%      12.98 %
Portfolio turnover                                      282%(9)      588%        932%        528%        326%        405 %

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.50% for Class A and would not significantly differ for Class B.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.57% for Class A and 2.32% for Class B.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.48% for Class A and 2.23% for Class B.
(7) As required, effective December 1, 2001, the Fund has adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 9.79% to 9.67% and from 9.02% to 8.91% for Class A and Class B respectively, decrease the net investment income (loss) per share from 0.67 to 0.65 and from 0.61 to 0.60 for Class A and Class B, respectively, and increase the net realized an unrealized gain (loss) per share from 0.27 to 0.28 and from 0.26 to 0.27 for Class A and Class B, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(8) Annualized.
(9) Not annualized.

20                     See Notes to Financial Statements

Phoenix-Goodwin Emerging Markets Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS C
                                                  --------------------------------------------------------------------------
                                                   SIX MONTHS                                                      FROM
                                                      ENDED                 YEAR ENDED NOVEMBER 30               INCEPTION
                                                     5/31/03    ---------------------------------------------   3/26/98 TO
                                                   (UNAUDITED)   2002(5)       2001        2000        1999      11/30/98
Net asset value, beginning of period                 $ 6.73       $ 6.51      $ 6.89      $ 7.63      $ 7.17      $12.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.27(2)      0.61        0.85        1.25(2)     1.17        0.85(2)
   Net realized and unrealized gain (loss)             1.03         0.27       (0.37)      (1.05)       0.39       (5.10)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  1.30         0.88        0.48        0.20        1.56       (4.25)
                                                     ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.28)       (0.53)      (0.86)      (0.94)      (1.10)      (0.66)
   Distributions from net realized gains                 --           --          --          --          --          --
   Return of capital                                     --        (0.13)         --          --          --       (0.17)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                              (0.28)       (0.66)      (0.86)      (0.94)      (1.10)      (0.83)
                                                     ------       ------      ------      ------      ------      ------
Change in net asset value                              1.02         0.22       (0.38)      (0.74)       0.46       (5.08)
                                                     ------       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $ 7.75       $ 6.73      $ 6.51      $ 6.89      $ 7.63      $ 7.17
                                                     ======       ======      ======      ======      ======      ======

Total return(1)                                       19.80%(7)    13.88%       6.65%       1.73%      24.40%     (35.33)%(7)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)             $6,241       $2,783      $2,399      $2,365      $3,010      $1,205
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.24%(4)(6)  2.33%(3)    2.33%(3)    2.26%(3)    2.31%(3)    2.29 %(6)
   Net investment income                               7.61%(6)     8.83%      12.37%      15.99%      16.47%      15.59 %(6)
Portfolio turnover                                      282%(7)      588%        932%        528%        326%        405 %(7)


(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 2.23%.
(5) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 8.95% to 8.83%. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(6) Annualized.
(7) Not annualized.

                        See Notes to Financial Statements                     21

PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                           INVESTMENTS AT MAY 31, 2003
                                   (UNAUDITED)




                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)     VALUE
                                              ---------  ------  -----------
MUNICIPAL BONDS--95.5%

ALABAMA--4.1%
Birmingham Capital Improvement General
Obligation Series A 5.50%, 8/1/25 ..........       AA  $  1,000  $ 1,094,870

Jefferson County Sewer Revenue Series D
5.75%, 2/1/27 Prerefunded 2/1/07 @101 ......      AAA     2,000    2,301,020
                                                                 -----------
                                                                   3,395,890
                                                                 -----------

ARKANSAS--0.6%
Drew County Public Facilities Board Single
Family Mortgage Revenue Series A-2 7.90%,
8/1/11 (FNMA Collateralized) ...............      Aaa(b)    101      104,671

Jacksonville Residential Housing Facilities
Board Single Family Mortgage Revenue
Series A-2 7.90%, 1/1/11 (FNMA
Collateralized) ............................      Aaa(b)    171      176,244

Lonoke County Residential Housing Facilities
Board Single Family Mortgage Revenue
Series A-2 7.90%, 4/1/11 (FNMA
Collateralized) ............................      Aaa(b)    155      164,932

Stuttgart Public Facilities Board Single Family
Mortgage Revenue Series A-2 7.90%, 9/1/11
(FNMA Collateralized) ......................      Aaa(b)     52       53,779
                                                                 -----------
                                                                     499,626
                                                                 -----------

CALIFORNIA--15.3%
Benicia Unified School District Capital
Appreciation General Obligation Series B
0%, 8/1/25 (MBIA Insured) ..................      AAA     3,600    1,226,231

California State Department of Water Resource
Power Supply Revenue Series A 5%, 5/1/08
(MBIA Insured) .............................      AAA     1,000    1,124,360

California State Department of Water Resource
Power Supply Revenue Series A 5.25%,
5/1/09 (MBIA Insured) ......................      AAA       750      859,020

Los Angeles Unified School District Election
of 1997 General Obligation Series E 5.125%,
1/1/27 .....................................      AAA     2,120    2,275,587

Riverside County Single Family Revenue
Series B Escrowed to Maturity 8.625%, 5/1/16
(GNMA Collateralized)(d) ...................      AAA     4,300    6,509,211

                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)     VALUE
                                              ---------  ------  -----------

CALIFORNIA--CONTINUED
South Gate Utility Authority Revenue 0%,
10/1/19 (FGIC Insured) .....................      AAA  $  1,385  $   669,800
                                                                 -----------
                                                                  12,664,209
                                                                 -----------

COLORADO--3.4%
Jefferson County School District No R-0001
General Obligation Series A 5.25%, 12/15/11
(FGIC Insured) .............................      AAA     2,500    2,849,425

CONNECTICUT--3.2%
Mashantucket Western Pequot Tribe Special
Revenue Series A 144A Escrowed to Maturity
6.50%, 9/1/05(c) ...........................      AAA       845      945,141

Mashantucket Western Pequot Tribe Special
Revenue Series A 144A Escrowed to Maturity
6.50%, 9/1/06(c) ...........................      AAA       495      574,378

Mashantucket Western Pequot Tribe Special
Revenue Series B 144A 5.60%, 9/1/09(c) .....      Baa(b)  1,000    1,108,550
                                                                 -----------
                                                                   2,628,069
                                                                 -----------

FLORIDA--3.7%
Florida State Board of Education Capital Outlay
General Obligation Series A 5.25%, 6/1/16 ..       AA+    1,250    1,368,838

Florida State Board of Education Capital Outlay
General Obligation Series E 5.50%, 6/1/20 ..       AA+    1,500    1,695,525
                                                                 -----------
                                                                   3,064,363
                                                                 -----------

GEORGIA--2.7%
Cartersville Development Authority Revenue
5.625%, 5/1/09 .............................        A+    2,000    2,279,580

ILLINOIS--4.2%
Chicago Board of Education Series A 6%,
1/1/20 (MBIA Insured) ......................      AAA       500      617,280

Illinois Health Facilities Authority Revenue
Series C 7%, 4/1/08 (FSA Insured) ..........      AAA     1,100    1,278,728

Metropolitan Pier & Exposition Authority
Revenue Escrowed to Maturity 6.50%,
6/15/07 (FGIC Insured) .....................      Aaa(b)     30       31,418

Northwest Water Commission Cook and Lake
Counties Water Revenue 5%, 5/1/10
(FGIC Insured) .............................      Aaa(b)  1,400    1,596,126
                                                                 -----------
                                                                   3,523,552
                                                                 -----------

22                      See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund


                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)     VALUE
                                              ---------  ------  -----------

KENTUCKY--7.1%
Kentucky State Turnpike Authority Economic
Development Revenue 0%, 1/1/10
(FGIC Insured) .............................      AAA  $  3,300  $ 2,691,579

Louisville and Jefferson County Metropolitan
Sewer District Revenue Series A 5.50%,
5/15/34 (MBIA Insured) .....................      AAA     2,000    2,194,820

Perry County Solid Waste Disposal Revenue
7%, 6/1/24 .................................      BBB     1,000    1,039,540
                                                                 -----------
                                                                   5,925,939
                                                                 -----------

LOUISIANA--3.6%
Louisiana Local Government Environmental
Facilities Community Development Authority
Revenue 5.25%, 12/1/18 (AMBAC Insured) .....      AAA     2,500    2,970,275

MASSACHUSETTS--1.3%
Massachusetts State Industrial Financing
Agency Revenue 0%, 8/1/05 ..................        A+    1,100    1,058,266

MICHIGAN--4.8%
Coldwater Community Schools General
Obligation 5.625%, 5/1/15
(Q-SBLF Guaranteed) ........................      AAA       700      809,991

St. Johns Public Schools General Obligation
5.10%, 5/1/25 (FGIC Q-SBLF Guaranteed) .....      AAA     1,000    1,132,990

Williamston Community School District
General Obligation 5.50%, 5/1/25
(MBIA Q-SBLF Guaranteed) ...................      AAA     1,725    2,052,974
                                                                 -----------
                                                                   3,995,955
                                                                 -----------

MISSISSIPPI--1.4%
Mississippi State University Educational
Building Corp. Revenue 5.25%, 8/1/15
(MBIA Insured) .............................      Aaa(b)  1,000    1,177,310

NEVADA--1.7%
Clark County General Obligation 5.375%,
6/1/15 .....................................       AA     1,250    1,387,125

NEW JERSEY--4.4%
Camden County Municipal Utilities Authority
Sewer Revenue Series B 0%, 9/1/11
(FGIC Insured) .............................      AAA     3,000    2,292,540

New Jersey State Transportation Trust Fund
Authority Revenue Series B 5.25%, 6/15/15 ..      AAA     1,250    1,377,625
                                                                 -----------
                                                                   3,670,165
                                                                 -----------

                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)     VALUE
                                              ---------  ------  -----------

NEW YORK--0.7%
Metropolitan Transportation Authority Revenue
Series A 5.25%, 11/15/31 (FGIC Insured) ....      AAA  $    500  $   540,360

NORTH CAROLINA--2.0%
North Carolina Municipal Power Agency
Revenue 6%, 1/1/09 (AMBAC Insured) .........      AAA     1,385    1,636,405

PENNSYLVANIA--5.4%
Delaware Valley Regional Finance Authority
Local Government Revenue Series B 5.70%,
7/1/27 (AMBAC Insured) .....................      AAA     2,000    2,418,180

Pennsylvania State Finance Authority Revenue
6.60%, 11/1/09 (GIC-SunAmerica Life
Insurance Co.) .............................        A     2,000    2,084,560
                                                                 -----------
                                                                   4,502,740
                                                                 -----------

SOUTH CAROLINA--1.6%
Spartenburg Waterworks Revenue 5.25%,
6/1/28 (FGIC Insured) ......................      AAA     1,250    1,351,588

TENNESSEE--2.3%
Metropolitan Government Nashville &
Davidson County Health & Educational
Facilities Board Revenue 6%, 12/1/16
(AMBAC Insured) ............................      AAA     1,500    1,889,385

TEXAS--10.0%
Canyon Independent School District General
Obligation 5.375%, 2/15/24 (PSF
Guaranteed) ................................      AAA     1,170    1,278,997

Midlothian Water District General Obligation
5.50%, 9/1/18 (FSA Insured) ................      AAA     1,110    1,259,495

Round Rock Independent School District
General Obligation 5.375%, 8/1/17
(PSF-Guaranteed) ...........................      AAA     1,050    1,195,582

San Antonio Electric & Gas Revenue Escrowed
to Maturity 5%, 2/1/12 .....................       AA+       15       17,346

Texas State Public Finance Authority Building
Revenue 6.25%, 8/1/09 (MBIA Insured) .......      AAA     1,250     1,461,238

Texas State Turnpike Authority Dallas
Northway Revenue 6.50%, 1/1/09
(FGIC Insured) .............................      AAA     1,080    1,302,761

Waxahachie Independent School District
General Obligation 5.375%, 8/15/27
(PSF - Guaranteed) .........................      Aaa(b)  1,645    1,774,527
                                                                 -----------
                                                                   8,289,946
                                                                 -----------


                        See Notes to Financial Statements                     23

Phoenix-Goodwin Tax-Exempt Bond Fund

                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)     VALUE
                                              ---------  ------  -----------

VIRGINIA--4.4%
Pittsylvania County Industrial Development
Authority Revenue Series A 7.30%, 1/1/04 ...       NR  $    275  $   278,044

Pittsylvania County Industrial Development
Authority Revenue Series A 7.45%, 1/1/09 ...       NR     1,000    1,032,050

Upper Occoquan Regional Sewer Authority
Revenue Series A 5.15%, 7/1/20
(MBIA Insured) .............................      AAA     2,000    2,331,580
                                                                 -----------
                                                                   3,641,674
                                                                 -----------

WASHINGTON--1.3%
Washington State General Obligation Series E
5%, 7/1/13 (FSA Insured) ...................      AAA     1,000    1,097,460

WEST VIRGINIA--2.6%
Upshur County Solid Waste Disposal Revenue
7%, 7/15/25 ................................      BBB     2,000    2,115,180

WISCONSIN--3.7%
Wisconsin State Clean Water Revenue Series 1
6.875%, 6/1/11 .............................       AA+      750      936,255

Wisconsin State Health and Educational
Facilities Authority Revenue 5%, 8/15/18
(Radian Insured) ...........................       AA     2,000    2,098,020
                                                                 -----------
                                                                   3,034,275
                                                                 -----------

----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $70,725,103)                                     79,188,762
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.5%
(IDENTIFIED COST $70,725,103)                                     79,188,762
----------------------------------------------------------------------------


                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)     VALUE
                                              ---------  ------  -----------

SHORT-TERM OBLIGATIONS--4.2%

COMMERCIAL PAPER--4.2%
Alcoa, Inc. 1.35%, 6/2/03 ..................      A-1  $  1,965  $ 1,964,926
Gannett Co, Inc. 1.24%, 6/26/03 ............      A-1     1,484    1,482,722

----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,447,648)                                       3,447,648
----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $74,172,751)                                     82,636,410(a)
Other assets and liabilities, net--0.3%                              238,383
                                                                 -----------
NET ASSETS--100.0%                                               $82,874,793
                                                                 ===========


(a)Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,482,892 and gross depreciation of $162 for federal income tax purposes. At May 31, 2003, the aggregate cost of securities for federal income tax purposes was $74,153,680.
(b)As rated by Moody's or Fitch.
(c)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2003, these securities amounted to a value of $2,628,069 or 3.2% of net assets.
(d)All or a portion segregated as collateral for futures contracts.

   At May 31, 2003, 54.4% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC, 17.5%, MBIA 15.7% and AMBAC, 10.8%.


24                      See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2003
                                   (UNAUDITED)

ASSETS
Investment securities at value
   (Identified cost $74,172,751)                                 $82,636,410
Cash                                                                   2,762
Receivables
   Interest                                                        1,088,583
   Fund shares sold                                                    6,336
   Receivable from adviser                                             1,156
   Variation margin for futures contracts                                656
Prepaid expense                                                          232
                                                                 -----------
     Total assets                                                 83,736,135
                                                                 -----------
LIABILITIES
Payables
   Fund shares repurchased                                           644,156
   Dividend distributions                                            105,245
   Investment advisory fee                                            31,544
   Distribution and service fees                                      20,528
   Transfer agent fee                                                 16,796
   Financial agent fee                                                 7,407
   Trustees' fee                                                       6,119
Accrued expenses                                                      29,547
                                                                 -----------
     Total liabilities                                               861,342
                                                                 -----------
NET ASSETS                                                       $82,874,793
                                                                 ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $74,516,421
Distributions in excess of net investment income                     (26,255)
Accumulated net realized gain                                        111,499
Net unrealized appreciation                                        8,273,128
                                                                 -----------
NET ASSETS                                                       $82,874,793
                                                                 ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $78,206,317)                6,813,640
Net asset value per share                                             $11.48
Offering price per share $11.48/(1-4.75%)                             $12.05

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $4,668,476)                   404,292
Net asset value and offering price per share                          $11.55


                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2003
                                   (UNAUDITED)

INVESTMENT INCOME
Interest                                                          $1,924,574
                                                                  ----------
     Total investment income                                       1,924,574
                                                                  ----------
EXPENSES
Investment advisory fee                                              182,886
Service fees, Class A                                                 95,383
Distribution and service fees, Class B                                24,883
Financial agent fee                                                   44,369
Transfer agent fee                                                    44,602
Registration                                                          17,217
Professional                                                          16,939
Trustees                                                              13,907
Printing                                                               7,482
Custodian                                                              6,002
Miscellaneous                                                          8,615
                                                                  ----------
     Total expenses                                                  462,285
                                                                  ----------
NET INVESTMENT INCOME                                              1,462,289
                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      234,607
Net change in unrealized appreciation (depreciation) on
   investments                                                     3,817,233
Net change in unrealized appreciation (depreciation) on futures     (190,531)
                                                                  ----------
NET GAIN ON INVESTMENTS                                            3,861,309
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $5,323,598
                                                                  ==========


                        See Notes to Financial Statements                     25

Phoenix-Goodwin Tax-Exempt Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Six Months
                                                                                                 Ended
                                                                                                5/31/03      Year Ended
                                                                                              (Unaudited)     11/30/02
                                                                                          --------------  --------------
FROM OPERATIONS
   Net investment income (loss)                                                              $ 1,462,289    $ 3,209,221
   Net realized gain (loss)                                                                      234,607        967,054
   Net change in unrealized appreciation (depreciation)                                        3,626,702         49,393
                                                                                             -----------    -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 5,323,598      4,225,668
                                                                                             -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (1,364,638)    (3,231,097)
   Net investment income, Class B                                                                (70,400)      (173,427)
                                                                                             -----------    -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (1,435,038)    (3,404,524)
                                                                                             -----------    -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (593,372 and 1,263,374 shares, respectively)                  6,622,806     13,838,354
   Net asset value of shares issued from reinvestment of distributions
     (76,122 and 173,812 shares, respectively)                                                   853,373      1,888,080
   Cost of shares repurchased (704,077 and 1,629,278 shares, respectively)                    (7,867,190)   (17,825,011)
                                                                                             -----------    -----------
Total                                                                                           (391,011)    (2,098,577)
                                                                                             -----------    -----------
CLASS B
   Proceeds from sales of shares (32,544 and 162,482 shares, respectively)                       364,540      1,791,866
   Net asset value of shares issued from reinvestment of distributions
     (3,534 and 8,605 shares, respectively)                                                       39,797         94,075
   Cost of shares repurchased (121,044 and 151,852 shares, respectively)                      (1,359,185)    (1,662,725)
                                                                                             -----------    -----------
Total                                                                                           (954,848)       223,216
                                                                                             -----------    -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (1,345,859)    (1,875,361)
                                                                                             -----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       2,542,701     (1,054,217)

NET ASSETS
   Beginning of period                                                                        80,332,092     81,386,309
                                                                                             -----------    -----------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
     ($26,255) AND ($53,506), RESPECTIVELY]                                                  $82,874,793    $80,332,092
                                                                                             ===========    ===========


26                      See Notes to Financial Statements

Phoenix-Goodwin Tax-Exempt Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                      YEAR ENDED NOVEMBER 30
                                                    5/31/03      --------------------------------------------------------
                                                   (UNAUDITED)    2002(3)      2001        2000        1999        1998
Net asset value, beginning of period                 $10.94       $10.83      $10.52      $10.29      $11.21      $11.17
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.19         0.44        0.48        0.57        0.52        0.57
   Net realized and unrealized gain (loss)             0.54         0.13        0.35        0.16       (0.92)       0.20
                                                     ------       ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  0.73         0.57        0.83        0.73       (0.40)       0.77
                                                     ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.19)       (0.46)      (0.52)      (0.50)      (0.52)      (0.64)
   Distributions from net realized gains                 --           --          --          --          --       (0.09)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                              (0.19)       (0.46)      (0.52)      (0.50)      (0.52)      (0.73)
                                                     ------       ------      ------      ------      ------      ------
Change in net asset value                              0.54         0.11        0.31        0.23       (0.92)       0.04
                                                     ------       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $11.48       $10.94      $10.83      $10.52      $10.29      $11.21
                                                     ======       ======      ======      ======      ======      ======
Total return(1)                                        6.81%(5)     5.38%       8.09%       7.25%      (3.66)%      5.75%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $78,206      $74,945     $76,268     $78,878     $88,770    $107,371
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.09%(4)     1.09%       1.11%(2)    1.12%       1.01 %      0.97%
   Net investment income                               3.64%(4)     4.02%       4.37%       5.54%       4.25 %      4.77%
Portfolio turnover                                       12%(5)       41%         28%         12%         18 %        14%

                                                                                     CLASS B
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                      YEAR ENDED NOVEMBER 30
                                                    5/31/03      --------------------------------------------------------
                                                   (UNAUDITED)    2002(3)      2001        2000        1999        1998
Net asset value, beginning of period                 $11.01       $10.89      $10.56      $10.34      $11.25      $11.22
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.17         0.36        0.39        0.50        0.45        0.48
   Net realized and unrealized gain (loss)             0.53         0.14        0.37        0.15       (0.93)       0.19
                                                     ------       ------      ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                  0.70         0.50        0.76        0.65       (0.48)       0.67
                                                     ------       ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.16)       (0.38)      (0.43)      (0.43)      (0.43)      (0.55)
   Distributions from net realized gains                 --           --          --          --          --       (0.09)
                                                     ------       ------      ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                              (0.16)       (0.38)      (0.43)      (0.43)      (0.43)      (0.64)
                                                     ------       ------      ------      ------      ------      ------
Change in net asset value                              0.54         0.12        0.33        0.22       (0.91)       0.03
                                                     ------       ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $11.55       $11.01      $10.89      $10.56      $10.34      $11.25
                                                     ======       ======      ======      ======      ======      ======
Total return(1)                                        6.38%(5)     4.62%       7.35%       6.41%      (4.35)%      4.97%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)             $4,668       $5,387      $5,118      $4,870      $5,651      $7,001
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.84%(4)     1.84%       1.86%(2)    1.87%       1.76 %      1.69%
   Net investment income                               2.89%(4)     3.26%       3.62%       4.77%       3.51 %      3.98%
Portfolio turnover                                       12%(5)       41%         28%         12%         18 %        14%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective December 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended November 30, 2002 was to decrease the ratio of net investment income to average net assets from 3.27% to 3.26% for Class B. There was no net effect for Class A. There was no net effect on net investment income (loss) per share or net realized and unrealized gain
    (loss) per share for either class. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) Annualized.
(5) Not annualized.

                        See Notes to Financial Statements                     27

PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                           INVESTMENTS AT MAY 31, 2003
                                   (UNAUDITED)

                                                        SHARES       VALUE
                                                       --------    ---------
COMMON STOCKS--91.0%

AIR FREIGHT & COURIERS--3.5%
United Parcel Service, Inc. Class B .................     6,750  $   421,402

BIOTECHNOLOGY--3.1%
Amgen, Inc.(b) ......................................     5,860      379,201

BROADCASTING & CABLE TV--1.9%
Clear Channel Communications, Inc.(b) ...............     5,722      232,885

COMMUNICATIONS EQUIPMENT--2.6%
Cisco Systems, Inc.(b) ..............................    19,720      321,042

COMPUTER HARDWARE--3.1%
International Business Machines Corp. ...............     4,300      378,572

COMPUTER STORAGE & PERIPHERALS--3.3%
EMC Corp.(b) ........................................    37,360      404,235

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.6%
Deere & Co. .........................................     7,230      315,734

CONSUMER FINANCE--3.5%
American Express Co. ................................    10,110      421,183

DIVERSIFIED BANKS--2.4%
Bank of America Corp. ...............................     4,000      296,800

DIVERSIFIED CHEMICALS--2.5%
Dow Chemical Co. (The) ..............................     9,420      299,556

ELECTRICAL COMPONENTS & EQUIPMENT--2.9%
Emerson Electric Co. ................................     6,870      359,301

HEALTH CARE DISTRIBUTORS--2.6%
AmerisourceBergen Corp. .............................     5,100      319,719

HEALTH CARE EQUIPMENT--2.4%
Medtronic, Inc. .....................................     6,050      294,816

HOUSEHOLD PRODUCTS--2.5%
Procter & Gamble Co. ................................     3,300      303,006

HYPERMARKETS & SUPER CENTERS--3.2%
Wal-Mart Stores, Inc. ...............................     7,520      395,627

INDUSTRIAL CONGLOMERATES--2.5%
3M Co. ..............................................     2,360      298,469


                                                        SHARES       VALUE
                                                       --------    ---------
INVESTMENT BANKING & BROKERAGE--2.5%
Goldman Sachs Group, Inc. (The) .....................     3,810  $   310,515

MANAGED HEALTH CARE--2.4%
WellPoint Health Networks, Inc.(b) ..................     3,490      297,837

MOVIES & ENTERTAINMENT--3.0%
Walt Disney Co. (The) ...............................    18,800      369,420

MULTI-LINE INSURANCE--2.4%
American International Group, Inc. ..................     5,100      595,188

OIL & GAS EQUIPMENT & SERVICES--2.8%
Schlumberger Ltd. ...................................     6,910      335,964

PHARMACEUTICALS--10.9%
Johnson & Johnson ...................................     5,450      296,208
Lilly (Eli) & Co. ...................................     4,900      292,873
Pfizer, Inc. ........................................    11,050      342,771
Wyeth ...............................................     8,940      392,019
                                                                 -----------
                                                                   1,323,871
                                                                 -----------

PUBLISHING & PRINTING--2.5%
Tribune Co. .........................................     6,170      307,760

SEMICONDUCTOR EQUIPMENT--3.0%
Applied Materials, Inc.(b) ..........................    23,420      364,415

SEMICONDUCTORS--9.4%
Intel Corp. .........................................    19,570      407,839
Texas Instruments, Inc. .............................    17,100      350,550
Xilinx, Inc.(b) .....................................    12,860      384,128
                                                                 -----------
                                                                   1,142,517
                                                                 -----------

SOFT DRINKS--2.9%
PepsiCo, Inc. .......................................     7,910      349,622

SYSTEMS SOFTWARE--4.6%
Microsoft Corp. .....................................    12,130      298,519
Oracle Corp.(b) .....................................    20,560      267,486
                                                                 -----------
                                                                     566,005
                                                                 -----------

----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $10,834,978)                                     11,104,662
----------------------------------------------------------------------------


28                      See Notes to Financial Statements

Phoenix-Seneca Tax Sensitive Growth Fund


                                                        SHARES       VALUE
                                                       --------    ---------
FOREIGN COMMON STOCKS--4.8%

IT CONSULTING & OTHER SERVICES--2.6%
Accenture Ltd. Class A (Bermuda)(b) .................    17,600  $   308,352

SEMICONDUCTORS--2.2%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR
(Taiwan)(b) .........................................    26,720      270,941

----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $561,291)                                           579,293
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.8%
(IDENTIFIED COST $11,396,269)                                     11,683,955
----------------------------------------------------------------------------


                                               STANDARD    PAR
                                               & POOR'S   VALUE
                                                RATING    (000)     VALUE
                                              ---------  ------  -----------

SHORT-TERM OBLIGATIONS--4.5%

COMMERCIAL PAPER--4.5%
Alcoa, Inc. 1.35%, 6/2/03 ..................      A-1      $345  $   344,987
UBS Finance DE LLC 1.25%, 6/5/03 ...........      A-1+      200      199,972
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $544,959)                                           544,959
----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $11,941,228)                                     12,228,914(a)
Other assets and liabilities, net--(0.3)%                            (32,409)
                                                                 -----------
NET ASSETS--100.0%                                               $12,196,505
                                                                 ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $919,170 and gross depreciation of $631,484 for federal income tax purposes. At May 31, 2003, the aggregate cost of securities for federal income tax purposes was $11,941,228.
(b) Non-income producing.

                        See Notes to Financial Statement                      29

Phoenix-Seneca Tax Sensitive Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2003
                                   (UNAUDITED)

ASSETS
Investment securities at value
   (Identified cost $11,941,228)                                 $12,228,914
Cash                                                                   2,984
Receivables
   Dividends                                                          14,782
   Receivable from adviser                                             9,528
   Fund shares sold                                                      418
Prepaid expenses                                                          35
                                                                 -----------
     Total assets                                                 12,256,661
                                                                 -----------
LIABILITIES
Payables
   Fund shares repurchased                                            17,758
   Transfer agent fee                                                 12,127
   Trustees' fee                                                       6,137
   Financial agent fee                                                 3,791
   Distribution and service fees                                       2,703
Accrued expenses                                                      17,640
                                                                 -----------
     Total liabilities                                                60,156
                                                                 -----------
NET ASSETS                                                       $12,196,505
                                                                 ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $20,225,494
Accumulated net investment loss                                      (19,328)
Accumulated net realized loss                                     (8,297,347)
Net unrealized appreciation                                          287,686
                                                                 -----------
NET ASSETS                                                       $12,196,505
                                                                 ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $3,149,776)                   533,594
Net asset value per share                                              $5.90
Offering price per share $5.90/(1-5.75%)                               $6.26

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $868,528)                     150,737
Net asset value and offering price per share                           $5.76

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,611,137)                   279,498
Net asset value and offering price per share                           $5.76

CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,567,064)                 1,103,243
Net asset value and offering price per share                           $5.95


                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2003
                                   (UNAUDITED)

INVESTMENT INCOME
Dividends                                                           $ 55,642
Interest                                                               2,908
                                                                    --------
     Total investment income                                          58,550
                                                                    --------
EXPENSES
Investment advisory fee                                               42,105
Service fees, Class A                                                  3,730
Distribution and service fees, Class B                                 4,203
Distribution and service fees, Class C                                 8,157
Financial agent fee                                                   21,415
Transfer agent                                                        38,050
Registration                                                          16,420
Trustees                                                              13,944
Professional                                                           9,723
Printing                                                               5,195
Custodian                                                              3,559
Miscellaneous                                                          2,375
                                                                    --------
     Total expenses                                                  168,876
     Less expenses borne by investment adviser                       (90,997)
     Custodian fees paid indirectly                                       (1)
                                                                    --------
     Net expenses                                                     77,878
                                                                    --------
NET INVESTMENT LOSS                                                  (19,328)
                                                                    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (367,159)
Net change in unrealized appreciation (depreciation)
   on investments                                                    592,061
                                                                    --------
NET GAIN ON INVESTMENTS                                              224,902
                                                                    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $205,574
                                                                    ========


30                      See Notes to Financial Statements

Phoenix-Seneca Tax Sensitive Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Six Months
                                                                                                Ended
                                                                                               5/31/03       Year Ended
                                                                                             (Unaudited)      11/30/02
                                                                                            ------------     -----------
FROM OPERATIONS
   Net investment income (loss)                                                             $   (19,328)     $   (76,849)
   Net realized gain (loss)                                                                    (367,159)      (4,046,810)
   Net change in unrealized appreciation (depreciation)                                         592,061         (213,356)
                                                                                            -----------      -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  205,574       (4,337,015)
                                                                                            -----------      -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (59,326 and 141,247 shares, respectively)                      327,136          985,836
   Cost of shares repurchased (83,516 and 484,998 shares, respectively)                        (451,506)      (2,989,205)
                                                                                            -----------      -----------
Total                                                                                          (124,370)      (2,003,369)
                                                                                            -----------      -----------
CLASS B
   Proceeds from sales of shares (1,315 and 41,137 shares, respectively)                          7,036          302,765
   Cost of shares repurchased (29,339 and 64,424 shares, respectively)                         (155,916)        (389,736)
                                                                                            -----------      -----------
Total                                                                                          (148,880)         (86,971)
                                                                                            -----------      -----------
CLASS C
   Proceeds from sales of shares (13,240 and 54,580 shares, respectively)                        71,342          378,087
   Cost of shares repurchased (65,920 and 127,137 shares, respectively)                        (341,920)        (793,749)
                                                                                            -----------      -----------
Total                                                                                          (270,578)        (415,662)
                                                                                            -----------      -----------
CLASS X
   Proceeds from sales of shares (261,133 and 536,695 shares, respectively)                   1,413,187        3,556,027
   Cost of shares repurchased (62,301 and 319,162 shares, respectively)                        (344,334)      (1,964,711)
                                                                                            -----------      -----------
Total                                                                                         1,068,853        1,591,316
                                                                                            -----------      -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                    525,025         (914,686)
                                                                                            -----------      -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                        730,599       (5,251,701)

NET ASSETS
   Beginning of period                                                                       11,465,906       16,717,607
                                                                                            -----------      -----------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS OF ($19,328)
     AND $0, RESPECTIVELY]                                                                  $12,196,505      $11,465,906
                                                                                            ===========      ===========


                        See Notes to Financial Statements                     31

Phoenix-Seneca Tax Sensitive Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                                 -------------------------------------------------------
                                                                  SIX MONTHS                                   FROM
                                                                     ENDED                                   INCEPTION
                                                                    5/31/03     YEAR ENDED    YEAR ENDED     3/1/00 TO
                                                                  (UNAUDITED)    11/30/02      11/30/01      11/30/00
Net asset value, beginning of period                                 $ 5.82       $ 7.63        $ 9.10        $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)                                    (0.01)       (0.03)        (0.01)         0.01
   Net realized and unrealized gain (loss)                             0.09        (1.78)        (1.46)        (0.91)
                                                                     ------       ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                                  0.08        (1.81)        (1.47)        (0.90)
                                                                     ------       ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                  --           --            --            --
   Distributions from net realized gains                                 --           --            --            --
                                                                     ------       ------        ------        ------
     TOTAL DISTRIBUTIONS                                                 --           --            --            --
                                                                     ------       ------        ------        ------
Change in net asset value                                              0.08        (1.81)        (1.47)        (0.90)
                                                                     ------       ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                       $ 5.90       $ 5.82        $ 7.63        $ 9.10
                                                                     ======       ======        ======        ======
Total return(1)                                                        1.37 %(3 ) (23.72)%      (16.15)%       (9.00)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                             $3,150       $3,248        $6,881        $6,053
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                                               1.35 %(2)(6) 1.35 %(6)     1.35 %(6)     1.35 %(2)
   Net investment income (loss)                                        (0.31)%(2)  (0.41)%       (0.16)%        0.13 %(2)
   Portfolio turnover                                                    44 %(3)     116 %          92 %          41 %(3)

                                                                                          CLASS B
                                                                 -------------------------------------------------------
                                                                   SIX MONTHS                                  FROM
                                                                      ENDED                                  INCEPTION
                                                                     5/31/03    YEAR ENDED    YEAR ENDED     3/1/00 TO
                                                                   (UNAUDITED)   11/30/02      11/30/01      11/30/00
Net asset value, beginning of period                                 $ 5.70       $ 7.53        $ 9.05        $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)                                    (0.03)       (0.08)        (0.08)        (0.06)
   Net realized and unrealized gain (loss)                             0.09        (1.75)        (1.44)        (0.89)
                                                                     ------       ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                                  0.06        (1.83)        (1.52)        (0.95)
                                                                     ------       ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                  --           --            --            --
   Distributions from net realized gains                                 --           --            --            --
                                                                     ------       ------        ------        ------
     TOTAL DISTRIBUTIONS                                                 --           --            --            --
                                                                     ------       ------        ------        ------
Change in net asset value                                              0.06        (1.83)        (1.52)        (0.95)
                                                                     ------       ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                       $ 5.76       $ 5.70        $ 7.53        $ 9.05
                                                                     ======       ======        ======        ======
Total return(1)                                                        1.05 %(3)  (24.30)%      (16.80)%       (9.50)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                               $869       $1,020        $1,522        $1,450
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                                               2.10 %(2)(6) 2.10 %(6)     2.10 %(6)     2.10 %(2)
   Net investment income (loss)                                       (1.04)%(2)   (1.17)%       (0.91)%       (0.69)%(2)
   Portfolio turnover                                                    44 %(3)     116 %          92 %          41 %(3)

(1) Maximum sales charges are not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.98%, 2.68%, 2.64% and 4.23% for Class A and 3.73%, 3.43%, 3.41% and 4.98% for
    Class B for the periods ended May 31, 2003 and November 30, 2002, 2001 and 2000, respectively.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

32                      See Notes to Financial Statements

Phoenix-Seneca Tax Sensitive Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS C
                                                                 -------------------------------------------------------
                                                                   SIX MONTHS                                  FROM
                                                                      ENDED                                  INCEPTION
                                                                     5/31/03    YEAR ENDED    YEAR ENDED     3/1/00 TO
                                                                   (UNAUDITED)   11/30/02      11/30/01      11/30/00
Net asset value, beginning of period                                 $ 5.71       $ 7.54        $ 9.05        $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)                                    (0.03)       (0.08)        (0.08)        (0.07)
   Net realized and unrealized gain (loss)                             0.08        (1.75)        (1.43)        (0.88)
                                                                     ------       ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                                  0.05        (1.83)        (1.51)        (0.95)
                                                                     ------       ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                  --           --            --            --
   Distributions from net realized gains                                 --           --            --            --
                                                                     ------       ------        ------        ------
     TOTAL DISTRIBUTIONS                                                 --           --            --            --
                                                                     ------       ------        ------        ------
Change in net asset value                                              0.05        (1.83)        (1.51)        (0.95)
                                                                     ------       ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                       $ 5.76       $ 5.71        $ 7.54        $ 9.05
                                                                     ======       ======        ======        ======
Total return(1)                                                        0.88 %(3)  (24.27)%      (16.69)%       (9.50)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                             $1,611       $1,896        $3,050        $2,162
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                                               2.10 %(2)(6) 2.10 %(6)     2.10 %(6)     2.10 %(2)
   Net investment income (loss)                                       (1.05)%(2)   (1.16)%       (0.91)%       (0.71)%(2)
Portfolio turnover                                                       44 %(3)     116 %          92 %          41 %(3)

                                                                                         CLASS X
                                                                 -------------------------------------------------------
                                                                   SIX MONTHS                                  FROM
                                                                      ENDED                                  INCEPTION
                                                                     5/31/03    YEAR ENDED    YEAR ENDED     3/1/00 TO
                                                                   (UNAUDITED)   11/30/02      11/30/01      11/30/00
Net asset value, beginning of period                                 $ 5.86       $ 7.66        $ 9.12        $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)                                       --        (0.01)           --          0.03
   Net realized and unrealized gain (loss)                             0.09        (1.79)        (1.46)        (0.91)
                                                                     ------       ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                                  0.09        (1.80)        (1.46)        (0.88)
                                                                     ------       ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                  --           --            --            --
   Distributions from net realized gains                                 --           --            --            --
                                                                     ------       ------        ------        ------
     TOTAL DISTRIBUTIONS                                                 --           --            --            --
                                                                     ------       ------        ------        ------
Change in net asset value                                              0.09        (1.80)        (1.46)        (0.88)
                                                                     ------       ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                       $ 5.95       $ 5.86        $ 7.66        $ 9.12
                                                                     ======       ======        ======        ======
Total return                                                           1.54 %(3)  (23.50)%      (16.01)%       (8.80)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                             $6,567       $5,303        $5,265        $1,302
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                                               1.10 %(2)(6) 1.10 %(6)     1.10 %(6)     1.10 %(2)
   Net investment income (loss)                                       (0.06)%(2)   (0.16)%        0.04 %        0.33 %(2)
Portfolio turnover                                                       44 %(3)     116 %          92 %          41 %(3)

(1) Maximum sales charges are not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.73%, 3.43%, 3.38% and 4.98% for Class C and 2.72%, 2.45%, 2.37% and 3.98% for
    Class X for the periods ended May 31, 2003 and November 30, 2002, 2001 and 2000, respectively.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements                     33

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2003 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix Multi-Portfolio Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. At May 31, 2003, five Funds are offered for sale (see footnote 9): International Fund, Real Estate Securities Fund, Emerging Markets Bond Fund, Tax-Exempt Bond Fund and Tax Sensitive Growth Fund. Each Fund has distinct investment objectives. The International Fund is a diversified fund and seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Fund is a non-diversified fund and seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Fund is a non-diversified fund and seeks to achieve high current income with a secondary objective of long-term capital appreciation. The Tax-Exempt Bond Fund is a diversified fund and seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Tax Sensitive Growth Fund is a diversified fund and seeks as its investment objective appreciation of capital consistent with maximizing after-tax returns.
   The Trust offers both Class A and Class B shares on each Fund. Additionally, the Trust offers two additional classes of shares, Class C on International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund and Class X on Tax Sensitive Growth Fund. Class X shares are sold without a sales charge. Class A shares of International Fund, Real Estate Securities Fund and Tax Sensitive Growth Fund are sold with a front-end sales charge of up to 5.75%. Class A shares of the Emerging Markets Bond Fund and Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution and/or service expenses unique to that class, except Class X bears no distribution or service expenses.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis. The Trust amortizes premiums and accretes discounts using the effective interest method.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.
   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.


D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2003 (UNAUDITED) (CONTINUED)


E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   The International Fund, Emerging Markets Bond Fund and Tax Sensitive Growth Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Real Estate Securities Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

   The Trust (with the exception of the Real Estate Securities Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   The Trust may purchase options which are included in the Trust's Schedules of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   The Trust (with the exception of the Real Estate Securities Fund and the International Fund) may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. SWAP AGREEMENTS:

   The Emerging Market Bond Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the Fund with another party of their respective

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2003 (UNAUDITED) (CONTINUED)

commitments to pay or receive interest or foreign currency, (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the Fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Fund's custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.
   At May 31, 2003, the Emerging Markets Bond Fund had the following credit default swap agreements outstanding:
                                                                    Unrealized
                                                                   Appreciation
Notional Amount                                                   (Depreciation)
---------------                                                   --------------
$1,000,000   Agreement with Deutsche Bank dated February 27,
             2002, terminating on March 4, 2005, to pay 0.90%
             per year times the notional amount. The Fund receives
             only upon a default event in the Federation of Malaysia,
             the notional amount times the difference between the
             reference amount and the then market value of
             Federation of Malaysia 8.75% bond due June 01,
             2009.                                                    $  (8,000)
$2,000,000   Agreement with Deutsche Bank dated January 30,
             2002, terminating on February 4, 2007, to pay 0.30%
             per year times the notional amount. The Fund receives
             only upon a default event in the Government of Japan,
             the notional amount times the difference between the
             reference amount and the then market value of
             Government of Japan 1.40% bond due December 20,
             2011.                                                    $ (11,000)
$1,000,000   Agreement with Deutsche Bank dated February 27,
             2002, terminating on March 4, 2007, to pay 0.60%
             per year times the notional amount. The Fund receives
             only upon a default event in the Republic of Korea,
             the notional amount times the difference between the
             reference amount and the then market value of
             Republic of Korea 8.875% bond due April 15, 2008.        $   6,000
$2,000,000   Agreement with Deutsche Bank dated February 22,
             2002, terminating on February 27, 2007, to pay 0.87%
             per year times the notional amount. The Fund receives
             only upon a default event in the the State of Qatar,
             the notional amount times the difference between
             the reference amount and the then market value of
             State of Qatar 9.50% bond due May 21, 2009.              $ (13,000)
$1,000,000   Agreement with Deutsche Bank dated January 13,
             2003, terminating on January 14, 2006, to pay 7.75%
             per year times the notional amount. The Fund receives
             only upon a default event in the Republic of Turkey,
             the notional amount times the difference between the
             reference amount and the then market value of
             Republic of Turkey 11.875% bond due January 15,
             2030.                                                    $  11,000
$1,000,000   Agreement with Deutsche Bank dated March 20, 2003,
             terminating on March 21, 2006, to pay 2.90% per
             year times the notional amount. The Fund receives
             only upon a default event in the Russian Federation,
             the notional amount times the difference between the
             reference amount and the then market value of
             Russian Federation 5% bond due March 31, 2030.           $ (24,000)
$1,000,000   Agreement with Deutsche Bank dated February 27,
             2002, terminating on March 4, 2007, to pay 0.47%
             per year times the notional amount. The Fund receives
             only upon a default event in the Republic of Poland,
             the notional amount times the difference between the
             reference amount and the then market value of
             Republic of Poland 6% bond due October 27,
             2014.                                                    $  (2,000)
                                                                      ---------
                                                                      $ (41,000)
                                                                      =========
   At May 31, 2003, the Emerging Markets Bond Fund had the following interest rate swap agreements outstanding:

$2,000,000   Agreement with Deutsche Bank terminating on
             April 17, 2006 to pay interest at 2.535% in
             exchange for receipt of 1.26% (3 month LIBOR at
             May 31, 2003) on $2,000,000.                             $ (43,000)
$2,000,000   Agreement with Deutsche Bank terminating on
             April 7, 2013 to pay interest at 4.39% in
             exchange for receipt of 1.26% (3 month LIBOR at
             May 31, 2003) on $2,000,000.                             $(129,000)
                                                                      ---------
                                                                      $(172,000)
                                                                      =========

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2003 (UNAUDITED) (CONTINUED)


2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., ("PIC") an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and Duff & Phelps Investment Management Co. ("DPIM"), an indirect wholly-owned subsidiary of PNX, the Adviser for the Real Estate Securities Fund, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:
                                      1st       $1-2      $2 +
                                  $1 Billion   Billion   Billion
                                  ----------  --------- ---------
International Fund                   0.75%      0.70%     0.65%
Real Estate Securities Fund          0.75%      0.70%     0.65%
Emerging Markets Bond Fund           0.75%      0.70%     0.65%
Tax-Exempt Bond Fund                 0.45%      0.40%     0.35%
Tax Sensitive Growth Fund            0.75%      0.70%     0.65%

   DPIM has agreed to voluntarily reimburse the Real Estate Securities Fund through March 31, 2004, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.30% of the average daily net assets for Class A shares, and 2.05% of the average daily net assets for Class B shares.
   PIC has agreed to voluntarily reimburse the Tax Sensitive Growth Fund through July 25, 2003, to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed 1.10% of the average daily net assets for Class X Shares, 1.35% of the average daily net assets for Class A shares, 2.10% of the average daily net assets for Class B shares and 2.10% of the average daily net assets for Class C shares (see footnote 9).
   Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the International Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC of which PNX owns approximately 22%. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the International Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   Seneca Capital Management LLC ("Seneca") is subadvisor to the Tax Sensitive Growth Fund; a majority of the equity interests of Seneca is owned by Phoenix Investment Partners, Ltd. an indirect, wholly-owned subsidiary of PNX. For its services, Seneca is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Tax Sensitive Growth Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.
   Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares. PEPCO has advised the Trust that it retained net selling commissions and deferred sales charges for the six months ended May 31, 2003 is as follows:

                                  Class A        Class B         Class C
                                Net Selling     Deferred        Deferred
                                Commissions   Sales Charges   Sales Charges
                                -----------   -------------   -------------
International Fund ............   $ 1,898        $27,556          $197
Real Estate Securities Fund ...    50,625         23,025            --
Emerging Markets Bond Fund ....     1,979         54,516            --
Tax-Exempt Bond Fund ..........     3,269          4,341            --
Tax Sensitive Growth Fund .....       100            862           180

   In addition to these amounts the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions.

International Fund ............    $1,945
Real Estate Securities Fund ...     2,020
Emerging Markets Bond Fund ....       978
Tax-Exempt Bond Fund ..........     5,094
Tax Sensitive Growth Fund .....       221

   In addition, each Fund pays PEPCO distribution and service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class. The Distributor has advised the Trust that the total amount expensed for the six months ended May 31, 2003 is as follows:

                               Distribution     Distribution     Distribution
                              and/or Service   and/or Service   and/or Service
                                   Fees         Fees Paid to     Fees Paid to
                               Retained by      Unaffiliated    W. S. Griffith
                               Distributor      Participants    Securities, Inc.
                              --------------   --------------   ----------------
International Fund ............  $ 36,465          $55,696          $ 8,495
Real Estate Securities Fund ...   133,272           83,628            3,240
Emerging Markets Bond Fund ....   200,717           99,517            2,521
Tax-Exempt Bond Fund ..........    27,285           81,007           11,974
Tax Sensitive Growth Fund .....     4,507           10,410            1,173

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO) plus (2) the documented cost to PEPCO to provide tax services and oversight of subagent's performance. For the six months ended May 31, 2003 financial agent fees were $202,863 as reported in the Statement of Operations, of which PEPCO received $18,363 per fund. Effective January 1, 2003, the fee schedule of PFPC Inc., ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2003 (UNAUDITED) (CONTINUED)

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the six months ended May 31, 2003, transfer agent fees were $377,797 as reported in the Statement of Operations, of which PEPCO retained the following:

                                                                 Transfer Agent
                                                                  Fee Retained
                                                                ----------------
International Fund .............................................    $57,348
Real Estate Securities Fund ....................................     31,845
Emerging Markets Bond Fund .....................................     16,396
Tax-Exempt Bond Fund ...........................................     14,038
Tax Sensitive Growth Fund ......................................         --

   For the six months ended May 31, 2003, the following Fund paid PXP Securities Corp. an indirect subsidiary of PNX, brokerage commissions in connection with portfolio transactions effected on behalf of the Fund as follows:

                                                            Commissions Paid to
                                                            PXP Securities Corp.
                                                            --------------------
Tax Sensitive Growth Fund ..................................       $2,727

   At May 31, 2003, PNX and affiliates held shares of the Trust which aggregated the following:

                                                                      Aggregate
                                                                      Net Asset
                                                          Shares        Value
                                                        ----------   -----------
International Fund
        --Class C .....................................   10,278     $   66,190
Real Estate Securities Fund
        --Class A .....................................  398,906      6,781,402
        --Class B .....................................    2,420         40,777
Emerging Markets Bond Fund
        --Class B .....................................   17,508        134,811
Tax-Exempt Bond Fund
        --Class A .....................................  200,873      2,306,022

3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the six months ended May 31, 2003 (excluding short-term securities, options, futures contracts, forward currency contracts and swaps) aggregated the following:

                                                     Purchases         Sales
                                                    -----------     ------------
International Fund ................................. $ 9,586,840    $ 12,152,743
Real Estate Securities Fund ........................  79,528,077       5,663,105
Emerging Markets Bond Fund ......................... 236,417,692     223,817,169
Tax-Exempt Bond Fund ...............................   9,583,224       9,134,143
Tax Sensitive Growth Fund ..........................   4,766,212       4,789,253

   There were no purchases or sales of long-term U.S. Government securities.

   Written option activity during the six months ended May 31, 2003, for the Emerging Markets Bond Fund aggregated the following:
                                                        Number of     Amount of
                                                    Option Contracts   Premium
                                                    ----------------  ---------
Option contracts outstanding at
  November 30, 2002 ................................       600        $ 165,009
Option contracts written ...........................       200           31,000
Option contracts sold ..............................        --               --
Option contracts exercised .........................      (200)         (45,562)
Option contracts expired ...........................      (600)        (150,447)
                                                          -----       ---------
Option contracts outstanding at May 31, 2003 .......         --       $      --
                                                          =====       =========

4. FUTURES CONTRACTS
   At May 31, 2003, the Tax-Exempt Bond Fund had entered into futures contracts as follows:

                                          Value of                      Net
                                Number    Contracts     Market      Unrealized
                 Expiration       of        when       Value of    Appreciation
Description         Date      Contracts    Opened      Contracts  (Depreciation)
-------------    ----------   ---------   ---------    ---------  --------------
Ten Year
   Municipal
   Note Index     June '03       10      $ 1,012,812  $ 1,068,750    $  55,938
Ten Year U.S.
   Treasury
   Notes          June '03       10       (1,135,781)  (1,190,625)     (54,844)
Twenty Year
   U.S. Treasury
   Bonds          June '03       22       (2,459,375)  (2,651,000)    (191,625)
                              ---------  -----------  -----------    ----------
                                 42      $(2,582,344) $(2,772,875)   $(190,531)
                              =========  ===========  ===========    ==========

5. CREDIT RISK AND ASSET CONCENTRATION
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.
   Certain funds may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2003 (UNAUDITED) (CONTINUED)

Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

6. OTHER
   At May 31, 2003, Real Estate Securities Fund had 1 omnibus shareholder account, comprised of several individual shareholders, which individually amounted to 20.8% of the total shares outstanding. The account is not affiliated with PNX.

7. FEDERAL INCOME TAX INFORMATION
   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                                 Expiration Year
                                    -----------------------------------------
                                        2005            2006          2007
                                        ----            ----          ----
International Fund ...............           --              --            --
Emerging Markets
   Bond Fund .....................  $30,546,428      $4,141,783            --
Tax-Exempt Bond Fund .............           --              --      $123,108
Tax Sensitive Growth Fund ........           --              --            --

                                                 Expiration Year
                                    -----------------------------------------
                                        2008            2009          2010
                                        ----            ----          ----
International Fund ...............           --     $18,050,013   $11,155,422
Emerging Markets
   Bond Fund .....................  $15,783,427       5,098,571            --
Tax-Exempt Bond Fund .............           --              --            --
Tax Sensitive Growth Fund ........      616,935       3,266,443     4,046,810

   The Trust may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

8. SUBSEQUENT EVENT
   On May 21, 2003, the Board of Trustees of the Trust voted to liquidate Tax Sensitive Growth Fund. Effective June 27, 2003, this Fund will be closed to new investors and additional investor deposits. On or about July 25, 2003, this Fund will be liquidated at its net asset value. Upon liquidation, net proceeds received will be distributed to the shareholders.

This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                          PHOENIX MULTI-PORTFOLIO FUND


                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS
          a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 31 on November 30, 2000 and incorporated herein by reference.

           b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 31 on November 30, 2000 and incorporated herein by reference.

           c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

          d.1 Amended and Restated Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. covering the Phoenix-Aberdeen International Fund, Phoenix-Goodwin Emerging Markets Bond Fund and Phoenix Goodwin Tax-Exempt Bond Fund dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 36 on March 26, 2003 and incorporated herein by reference.

          d.2 Amended and Restated Investment Advisory Agreement between Registrant and Duff & Phelps Investment Management Co. covering the Phoenix-Duff & Phelps Real Estate Securities Fund dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 36 on March 26, 2003 and incorporated herein by reference.

          d.3 Subadvisory Agreement dated October 27, 1998 between Registrant and Aberdeen Fund Managers Inc., covering Phoenix-Aberdeen International Fund, filed via EDGAR as Exhibit d.5 with Post-Effective Amendment No. 24 on January 27, 1999, and incorporated herein by reference.

          d. 4 Amendment to Subadvisory Agreement between Registrant and Aberdeen Fund Managers Inc., covering Phoenix-Aberdeen International Fund, filed via EDGAR as Exhibit d.5 with Post-Effective Amendment No. 36 on March 26, 2003 and incorporated herein by reference.

          d.5 Amendment to Subadvisory Agreement between Registrant and Seneca Capital Management LLC covering Phoenix-Seneca Tax Sensitive Growth Fund, filed via EDGAR as Exhibit d.6 with Post-Effective Amendment No. 36 on March 26, 2003 and incorporated herein by reference.

          e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 23 on March 27, 1998, and incorporated herein by reference.

          e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement, filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds, filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          f.     None.

          g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.


          g.2 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the Phoenix-Aberdeen International Fund, filed via EDGAR as Exhibit 8.2 with Post-Effective Amendment No. 20, on March 28, 1997, and incorporated herein by reference.


          h.1 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 23 on March 27, 1998 and incorporated herein by reference.

          h.2 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, filed via EDGAR as Exhibit
                 9.2 with Post-Effective Amendment No. 20 and incorporated herein by reference.

          h.3 Sub-Transfer Agency Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company, filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 20, and incorporated herein by reference.

          h.4 First Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated March 23, 1998, filed via EDGAR with Post-Effective Amendment No. 26 on September 20, 1999, and incorporated herein by reference.

          h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998, filed via EDGAR with Post-Effective Amendment No. 26 on September 20, 1999, and incorporated herein by reference.

          h.6* Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated January 1, 2003 filed via EDGAR herewith.

          i. Opinion and Consent of Counsel filed via EDGAR with Post-Effective Amendment No. 31 on November 30, 2000 and incorporated herein by reference.


          j.*    Consent of Independent Accountants filed via EDGAR herewith.


          k.     Not applicable.

          l. Initial Capital Agreement, filed via EDGAR as Exhibit 13 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 22 on January 26, 1998, and incorporated herein by reference.

          m.2 Class B Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR with Post Effective Amendment No. 30 on September 11, 2000 and incorporated herein by reference.

          m.3 Class C Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR with Post Effective Amendment No. 30 on September 11, 2000 and incorporated herein by reference.

          n.27   Financial Data Schedules.


          o.1 Fourth Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective December 1, 2002, filed via EDGAR with Post-Effective Amendment No. 38 on June 6, 2003 and incorporated herein by reference.


          p.1 Codes of Ethics of the Trust, Advisers, Subadvisors, and Distributors filed via EDGAR with Post-Effective Amendment No. 33 on March 1, 2002 and incorporated herein by reference.

          q. Powers of Attorney for all Trustees and Ms. Curtiss, filed via EDGAR with Post-Effective Amendment 36 on March 26, 2003 and incorporated herein by reference.
----------
          * Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
    None.

ITEM 25. INDEMNIFICATION
    The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS
    See "Management of the Fund" in the Prospectus and "The Investment Advisers" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC) and 801-14813 (DPIM)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

    (a) Equity Planning serves as the principal underwriter for the following registrants:

    Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Funds, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

              NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------
William R. Moyer                                      Director, Executive Vice President,          Executive
56 Prospect St.                                       Chief Financial Officer and Treasurer        Vice President
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                                        President,                                   Executive
56 Prospect St.                                       Private Client Group                         Vice President
P.O. Box 150480
Hartford, CT 06115-0480

Robert S. Driessen                                    Vice President, Compliance                   Vice President and
56 Prospect Street                                                                                 Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                                  Assistant Vice President,                    Assistant Treasurer
56 Prospect Street                                    Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
    Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment advisers, Phoenix Investment Counsel, Inc. and Duff & Phelps Investment Management Co.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodians, State Street Bank and Trust Company and Brown Brothers Harriman & Co. (custodian for the Phoenix-Aberdeen International Fund). The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; and Duff & Phelps Investment

Management Co. is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford CT 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds; the address of custodian State Street Bank and Trust Company is P.O. Box 351, Boston, Massachusetts 02101; and the address for the custodian of the Phoenix-Aberdeen International Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

ITEM 29. MANAGEMENT SERVICES
    None.

ITEM 30. UNDERTAKINGS
    None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 22nd day of July, 2003.


                                                              PHOENIX MULTI-PORTFOLIO FUND

ATTEST: /s/  Richard J. Wirth                               By: /s/ Philip R. McLoughlin
             ----------------------------------                 ------------------------------------
             Richard J. Wirth                                       Philip R. McLoughlin
             Secretary                                              President


    Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 22nd day of July, 2003.



                     SIGNATURE                                                     TITLE
                     ---------                                                     -----
                                                                       Trustee
       ---------------------------------------
       Robert Chesek*
                                                                       Trustee
       ---------------------------------------
       E. Virgil Conway*

       /s/ Nancy G. Curtiss                                            Treasurer (principal
       ---------------------------------------                         financial and
       Nancy G. Curtiss                                                accounting officer)
                                                                       Trustee

       ---------------------------------------
       Harry Dalzell-Payne*
                                                                       Trustee
       ---------------------------------------
       Francis E. Jeffries*
                                                                       Trustee
       ---------------------------------------
       Leroy Keith, Jr.*
                                                                       Trustee
       ---------------------------------------
       Marilyn E. LaMarche*

       /s/ Philip R. McLoughlin                                        Trustee and
       ---------------------------------------                         President
       Philip R. McLoughlin
                                                                       Trustee
       ---------------------------------------
       Geraldine McNamara*
                                                                       Trustee
       ---------------------------------------
       Everett L. Morris*
                                                                       Trustee
       ---------------------------------------
       James M. Oates*
                                                                       Trustee
       ---------------------------------------
       Richard E. Segerson*
                                                                       Trustee
       ---------------------------------------
       Lowell P. Weicker, Jr.*


*By /s/ Philip R. McLoughlin
    ------------------------------------------
*   Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney.


                                      S-1